NICHOLAS APPLEGATE-Registered Trademark-
MUTUAL FUNDS, ANNUAL REPORT

ADVISORY PORTFOLIOS
MARCH 31, 1998


WE SEE THE WORLD DIFFERENTLY

[PHOTO]

DEAR FELLOW SHAREHOLDERS,

  It's been an exciting year for investors, with stock markets climbing to record levels and bond markets enjoying steady growth. Mid and small-sized companies are beginning to reassert themselves after a long period of investor preference for large company stocks.

  The U.S. market continues to grow with a strong economy and currency as well as low inflation and interest rates. High consumer confidence has led to exceptional growth. An example of a company benefiting from this trend is Ethan Allen Interiors, a retailer of quality home furnishings which we hold in our Emerging Growth Fund. This nationwide chain continues to establish its presence in premium locations, introduce innovative products and expand its sales base among new home buyers, all contributing to profitability.

[PHOTO]

ARTHUR E. NICHOLAS
Managing Partner
Chief Investment Officer

                                    [PHOTO]

[PHOTO]

  Europe is also experiencing one of its most dynamic growth periods ever, with healthy trends toward deregulation and consolidation of industries, particularly in the financial sector. Credito Italiano is one of Italy's largest banks, and is a primary example of a European financial institution benefiting from falling interest rates and a shift toward investing in stocks.

  Asia, of course, presents the biggest challenges, with currencies and stock markets experiencing drastic declines. Some countries are working fervently to reform their economies toward recovery while others stubbornly resist change. We have lowered our exposure significantly, though our style of investing continues to uncover good opportunities. For example, Sony generates high consumer demand worldwide, resulting in record earnings and profits, in spite of Japan's stagnant economy.

[PHOTO]

  Nicholas-Applegate's process is focused on investment leadership in a changing world. Our goal has always been superior performance and client service. We go after the best opportunities by setting our sights on change wherever it occurs. We're after companies demonstrating growing earnings and the potential to exceed

[PHOTO]

the expectations we set for them. A growing company only meets our criteria when it shows it can sustain this potential a year or more down the road. And the change must be timely. A company may be doing well financially and demonstrate sustainability, though it must also keep pace with market and technological developments to capture our interest. As you'll see throughout this report, our portfolio managers apply these tenets to invest in exciting opportunities worldwide.

  Perhaps one area that demonstrates positive change most clearly is emerging markets, where modern technology is opening up business opportunities that were non-existent only a few years ago. Take, for example, Hungary's telephone company, Matav, which we held in our Emerging Countries Fund. This is the only telephone company in Hungary. As modernization proceeds and more private residences acquire telephones, Matav enjoys dramatic growth. This is the kind of positive change we're after.

  We find it with superior information management. We build our research on relationships with expert analysts around the world. We've pioneered an exchange program bringing analysts to work at our offices in the United States and sending our people overseas to learn first hand how things work in different markets. In addition, our proprietary database tracks over 20,000 companies worldwide.

  Once we gather information, we put it to work. Our portfolio managers thrive on communication, so we've structured our trading floors in open environments. When news in one area of the market affects Nicholas-Applegate holdings in another, information flows swiftly to the portfolio management team that can use it.

  We're also acutely aware that when the U.S. market is closed, the rest of the world is still open for business. We don't miss opportunities just because they are happening in different time zones.

  All of these elements account for Nicholas-Applegate's ability to find compelling opportunities, not only in strong markets such as Europe and the United States, but also in challenging markets including Latin America and Eastern Europe. We believe the future for continued long-term growth is bright, even in Asia, and encourage investors to share our disciplined, long-term perspective.

  Thank you for your support of the Nicholas-Applegate Mutual Funds. We welcome your comments and look forward to continuing our work with you in the coming years.

Sincerely yours,

/s/ ART NICHOLAS

Art Nicholas

                                    [PHOTO]

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
The Portfolios' Review and Outlook, Performance and the Funds' Schedules
 of Investments
  Mini Cap Growth.......................................................     1
  Emerging Growth.......................................................     6
  Core Growth...........................................................    14
  Large Cap Growth......................................................    18
  Income & Growth.......................................................    21
  Balanced Growth.......................................................    26
  Government Income.....................................................    32
  Emerging Countries....................................................    35
  International Small Cap Growth........................................    41
  International Core Growth.............................................    46
  Worldwide Growth......................................................    51
The Portfolios'
  Financial Highlights..................................................    58
  Statements of Assets and Liabilities..................................    60
  Statements of Operations..............................................    62
  Statements of Changes in Net Assets...................................    64
  Notes to the Financial Statements.....................................    68
Notes to the Funds' Financial Statements................................    80
Report of Independent Auditors
  Nicholas-Applegate Mutual Funds.......................................    85
  Nicholas-Applegate Investment Trust...................................    86

ANNUAL REPORT FOR NICHOLAS-APPLEGATE HIGH YIELD BOND FUND

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Advisory Portfolios. Distributor: Nicholas-Applegate Securities.

MINI CAP GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                              Thomas E. Bleakley,
                           Partner, Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. micro-capitalized companies.

  REVIEW AND OUTLOOK: The Nicholas-Applegate Mini Cap Growth Fund delivered strong gains in the period April 1, 1997 through March 31, 1998. The Fund gained 68.9%, far outpacing its benchmark, the Russell 2000 Growth Index, which rose 41.2%. Stock selection in the technology, retail trade, transportation, commercial/industrial, and financial services sectors boosted returns for the Fund.

  Small-capitalization growth stocks benefited from a sustained upturn in the first six months of the Fund's fiscal year. Inspired by favorable macroeconomic factors such as the low interest-rate environment and robust corporate earnings, the small-cap segment of the market enjoyed a period of outperformance starting in May. Attractive valuation levels relative to large caps and superior earnings growth created increased demand for small-cap stocks.

  However, as uncertainties over the Asian currency and economic crises escalated toward the final months of 1997, investor preference for more liquid, large-cap names drove smaller-cap equities lower. From October to December, the Fund registered an 8.0% decline versus an 8.2% drop for the Russell 2000 Growth Index.

  While Asian-related concerns persisted through this year, the Fund rebounded strongly in the first three months of 1998, advancing 15.7% during the period as against an 11.9% gain for the Index.

  The Fund continues to invest in companies with exceptional earnings growth, and those adapting successfully to change. As of March 31, 1998, the median earnings growth rate for holdings in our Mini Cap Growth Fund stood at 21.9% versus 16.3% for the Russell 2000 Growth Index.

  As a result of our bottom-up approach, we increased the Fund's weighting in the commercial/ industrial services, transportation, consumer durables, retail trade, and healthcare services sectors during the 12-month period, as we found stocks in these areas meeting our investment criteria.

  Among the holdings which contributed strongly to performance was Aavid Thermal Technologies, a leading provider of thermal engineering and management solutions. Aavid has successfully established itself as an authority in thermal design across a variety of markets, from computers and peripherals to power supplies and motor controls.

  Going forward, we remain optimistic about the prospects for mini-cap stocks, as they continue to offer a source of attractive investment opportunities.

                            REPRESENTATIVE HOLDINGS

                           Aavid Thermal Technologies
                                    Ashworth
                             Automobile Protection
                         Healthcare Financial Partners
                                     Heska
                                    Medquist
                                Mesaba Holdings
                                Optimal Robotics
                                  SOS Staffing
                             Travis Boats & Motors

--------------------------------------------------------------------------------

MINI CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE MINI CAP GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 68.89%                         As of 03/31/98                        34.18%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MINI CAP GROWTH
           ADVISORY PORTFOLIO   RUSSELL 2000 GROWTH
7/12/95            $10,000.00             $10,000.00
9/95                11,024.00              10,729.62
12/95               11,480.00              10,889.86
3/96                12,680.00              11,515.40
6/96                14,864.00              12,188.22
9/96                14,384.00              12,084.01
12/96               14,778.33              12,116.39
3/97                13,174.86              10,837.22
6/97                16,356.99              12,739.14
9/97                20,911.16              14,893.82
12/97               19,239.91              13,672.62
3/31/98             22,251.14              15,297.78

This graph compares a $10,000 investment in the Mini Cap Growth Advisory Portfolio (Institutional) with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
--------------------------------------------------------------------------
AIRLINES -- 3.9%
  Atlantic Coast Airlines, Inc.*.............       31,200   $   1,497,600
  Mesaba Holdings, Inc.*.....................       56,000       1,760,500
                                                             -------------
                                                                 3,258,100
                                                             -------------
APPAREL -- 3.8%
  Ashworth, Inc.*............................       62,900       1,077,162
  Cutter & Buck, Inc.*.......................       31,500         815,062
  Genesco, Inc.*.............................       55,800       1,011,375
  Tropical Sportswear International Corp.*...       15,400         217,525
                                                             -------------
                                                                 3,121,124
                                                             -------------
BIOTECHNOLOGY -- 0.7%
  Arqule, Inc.*..............................       26,100         580,725
                                                             -------------
BROADCASTING -- 0.4%
  VDI Media, Inc.*...........................       18,900         307,125
                                                             -------------
CATALOG/OUTLET STORES -- 0.7%
  DM Management Co.*.........................       26,000         549,250
                                                             -------------
CHEMICALS -- 0.6%
  ECO Soil Systems, Inc.*....................       50,400         491,400
                                                             -------------
CLOTHING CHAINS -- 1.4%
  Chico's Fas, Inc.*.........................       28,000         245,000
  Pacific Sunwear of California, Inc.*.......       22,800         946,200
                                                             -------------
                                                                 1,191,200
                                                             -------------
COMPUTER/OFFICE AUTOMATION -- 2.1%
  Apex PC Solutions, Inc.*...................       20,700         556,312
  Extended Systems, Inc.*....................       13,900         114,675
  Optimal Robotics Corp.*....................       11,200         154,000
  Qlogic Corp.*..............................       10,500         372,750
  Tava Technologies, Inc.*...................       42,300         555,187
                                                             -------------
                                                                 1,752,924
                                                             -------------
CONTRACT DRILLING -- 0.8%
  Patterson Energy, Inc.*....................       18,300         210,450
  Unit Corp.*................................       53,100         431,437
                                                             -------------
                                                                   641,887
                                                             -------------
DEPARTMENT/DISCOUNT STORES -- 0.4%
  Bon-Ton Stores, Inc.*......................       22,600         344,650
                                                             -------------
DRUGS/PHARMACEUTICALS -- 0.9%
  Inhale Therapeutic Systems Co.*............       27,400         743,225
                                                             -------------
ELECTRONIC DATA PROCESSING -- 2.2%
  Analytical Surveys, Inc....................       27,000       1,383,750
  TSI International Software, Inc.*..........       23,500         414,187
                                                             -------------
                                                                 1,797,937
                                                             -------------
ELECTRONIC INSTRUMENTS -- 1.0%
  Oyo Geospace Corp.*........................       16,000         332,000
  Veeco Instruments, Inc.*...................       12,500         464,844
                                                             -------------
                                                                   796,844
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
ELECTRONICS MUSIC CHAINS -- 2.2%
  Musicland Stores Corp.*....................       61,500   $     695,719
  Trans World Entertainment Corp.*...........       39,800       1,104,450
                                                             -------------
                                                                 1,800,169
                                                             -------------
ENTERTAINMENT -- 0.7%
  Cinar Films, Inc.*.........................       12,800         545,600
                                                             -------------
ENVIRONMENTAL SERVICES -- 1.3%
  KTI, Inc.*.................................       43,100         740,781
  Superior Services, Inc.*...................       10,900         339,944
                                                             -------------
                                                                 1,080,725
                                                             -------------
GROCERY PRODUCTS -- 0.8%
  Celestial Seasonings, Inc.*................       16,300         668,300
                                                             -------------
HOME FURNISHINGS -- 0.5%
  Winsloew Furniture, Inc.*..................       18,500         407,000
                                                             -------------
HOMEBUILDING -- 0.8%
  Engle Homes, Inc...........................       21,300         356,775
  MI Schottenstein Homes, Inc................       15,200         332,500
                                                             -------------
                                                                   689,275
                                                             -------------
INDUSTRIAL ENGINEERING/CONSRUCTION -- 0.8%
  GP Strategies Corp.*.......................       39,900         690,769
                                                             -------------
INTEGRATED OIL COMPANIES -- 0.5%
  Dawson Geophysical Co.*....................       25,700         407,987
                                                             -------------
LEISURE/GAMING -- 0.9%
  Power House Technologies, Inc.*............       49,200         701,100
                                                             -------------
MACHINERY/EQUIPMENT -- 2.1%
  Gardner Denver, Inc.*......................       29,550         875,419
  Gehl Co.*..................................       31,200         666,900
  Thermedics Detection, Inc.*................       14,000         160,125
                                                             -------------
                                                                 1,702,444
                                                             -------------
MEDICAL SPECIALTIES -- 2.8%
  Hanger Orthopedic Group, Inc.*.............       52,700         886,019
  Impath, Inc.*..............................       15,700         600,525
  Osteotech, Inc.*...........................       31,000         802,125
                                                             -------------
                                                                 2,288,669
                                                             -------------
MEDICAL SUPPLIES -- 1.5%
  Cholestech Corp.*..........................       17,800         267,000
  Eclipse Surgical Technologies, Inc.*.......       22,700         280,912
  Milestone Scientific, Inc.*                       22,400         445,200
  Vision Twenty-One, Inc.*...................       20,900         245,575
                                                             -------------
                                                                 1,238,687
                                                             -------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.3%
  Assisted Living Concepts, Inc.*............       47,500       1,027,187
  Diagnostic Health Services, Inc.*..........       43,700         557,175
  Hooper Holmes, Inc.........................       52,200       1,115,775
                                                             -------------
                                                                 2,700,137
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

MILITARY/DEFENSE TECHNOLOGY -- 0.7%
  Aeroflex, Inc.*............................       46,400   $     614,800
                                                             -------------
OIL/GAS PRODUCTION -- 1.5%
  Basin Exploration, Inc.*...................       27,300         563,063
  Key Production, Inc.*......................       54,900         638,213
                                                             -------------
                                                                 1,201,276
                                                             -------------
OILFIELD SERVICES/EQUIPMENT -- 0.4%
  Superior Energy Services, Inc.*............       33,400         325,650
                                                             -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 15.5%
  Automobile Production Corp.*...............       62,100         826,706
  Bright Horizons, Inc.*.....................       14,900         379,950
  Cornell Corrections, Inc.*.................       26,200         641,900
  Data Processing Resources Corp.*...........       28,200         875,963
  ECsoft Group, Inc.*........................       30,700         767,500
  International Total Services, Inc.*........       44,000         819,500
  Kellstrom Industries, Inc.*................       37,100         934,456
  Lamalie Associates, Inc.*..................       34,900         776,525
  NCO Group, Inc.*...........................       39,750         993,750
  Palex, Inc.*...............................       17,600         233,200
  Preview Travel, Inc.*......................       18,900         614,250
  Pro Business Services, Inc.*...............       34,400       1,008,350
  Remedytemp, Inc.*..........................       29,700         961,538
  SOS Staffing Services, Inc.*...............       66,700       1,767,550
  SPR, Inc.*.................................       22,700         749,100
  Tier Technologies, Inc.*...................       27,000         465,750
                                                             -------------
                                                                12,815,988
                                                             -------------
OTHER CONSUMER DURABLES -- 1.5%
  Movado Group, Inc..........................       42,825       1,236,572
                                                             -------------
OTHER CONSUMER SERVICES -- 0.5%
  Children's Comprehensive Services, Inc.*...       23,000         437,000
                                                             -------------
OTHER FINANCIAL SERVICES -- 1.2%
  Healthcare Financial Partners, Inc.*.......       21,400       1,013,825
                                                             -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 5.9%
  Balanced Care Corp.*.......................       78,000         770,250
  Heska Corp.*...............................       41,400         615,825
  Medquist, Inc.*............................       67,300       2,477,481
  Orthalliance, Inc.*........................       28,800         403,200
  Sterigenics International, Inc.*...........       27,900         613,800
                                                             -------------
                                                                 4,880,556
                                                             -------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  Denali, Inc.*..............................       33,800         574,600
  Shelby Williams Industries, Inc............       26,500         395,844
  Vista 2000, Inc.*..........................        6,167             617
                                                             -------------
                                                                   971,061
                                                             -------------
OTHER RETAIL TRADE -- 1.2%
  Fred's, Inc................................       38,875         967,016
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

OTHER RETAIL TRADE (CONTINUED)

  RDO Equipment Co...........................        3,300   $      49,500
                                                             -------------
                                                                 1,016,516
                                                             -------------
PAPER -- 1.2%
  Fibermark, Inc.*...........................       42,350         987,284
                                                             -------------
RECREATION PRODUCTS/SERVICES -- 1.6%
  Monaco Coach Corp.*........................       19,800         777,150
  The First Years, Inc.*.....................       15,300         537,413
                                                             -------------
                                                                 1,314,563
                                                             -------------
REGIONAL/COMMERCIAL BANKS -- 1.1%
  Sterling Bancorp Co........................       33,000         895,125
                                                             -------------
RENTAL/LEASING COMPANIES -- 1.9%
  Rent Way, Inc.*............................       67,500       1,603,125
                                                             -------------
RESTAURANTS -- 0.2%
  Star Buffet, Inc.*.........................       10,200         169,575
                                                             -------------
RETAIL/FOOD DISTRIBUTION -- 0.4%
  Authentic Speciality Food, Inc.*...........       27,500         331,719
                                                             -------------
SAVINGS & LOAN ASSOCIATIONS -- 1.1%
  SIS Bancorp, Inc...........................       22,900         921,725
                                                             -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.3%
  Aavid Thermal Technologies, Inc.*..........       12,600         389,025
  Anaren Microwave, Inc.*....................       27,800         611,600
  EFTC Corp.*................................       15,200         199,500
  Integrated Silicon Solution, Inc.*.........       29,000         262,813
  Microsemi Corp.*...........................       43,300         714,450
  STB Systems, Inc.*.........................       27,750         555,000
                                                             -------------
                                                                 2,732,388
                                                             -------------
SOAPS/COSMETICS -- 1.4%
  Chattem, Inc.*.............................       20,000         505,000
  French Fragrances, Inc.*...................       40,000         680,000
                                                             -------------
                                                                 1,185,000
                                                             -------------
SOFTWARE -- 6.0%
  Best Software, Inc.*.......................       18,300         276,787
  Credit Management Solutions, Inc...........       11,300          96,050
  Engineering Animation, Inc.................       29,250       1,213,875
  Information Management Associates, Inc.*...       47,400         633,975
  ITEQ, Inc.*................................       68,200         971,850
  Omtool, LTD................................       44,600         624,400
  SS&C Technologies, Inc.*...................       31,000         523,125
  Symix Systems, Inc.*.......................       16,100         289,800
  Timberline Software Corp...................       20,900         327,869
                                                             -------------
                                                                 4,957,731
                                                             -------------
SPECIALTY CHAINS -- 2.0%
  Finlay Enterprises, Inc.*..................       19,900         506,206
  Party City Corp.*..........................       34,350       1,163,606
                                                             -------------
                                                                 1,669,812
                                                             -------------
TELECOMMUNICATION EQUIPMENT -- 7.5%
  Advanced Radio Telecommunications Co.*.....       56,800         901,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
TELECOMMUNICATION EQUIPMENT (CONTINUED)

  Amerilink Corp.*...........................       23,400   $     585,000
  Applied Signal Technology, Inc.*...........       26,000         468,000
  Applied Voice Technology, Inc.*............       31,100       1,212,900
  Microwave Power Devices, Inc.*.............       52,400         458,500
  Remec, Inc.*...............................       14,400         413,100
  Tollgrade Communications, Inc.*............       34,350         790,050
  World Access, Inc.*........................       41,800       1,358,500
                                                             -------------
                                                                 6,187,750
                                                             -------------
TRUCKING -- 3.0%
  Johnstown America, Inc.*...................       24,000         393,000
  MS Carriers, Inc.*.........................       21,600         731,700
  Smithway Motor Xpress Corp.*...............       20,300         301,963
  U S Xpress Enterprises, Inc.*..............       50,400       1,045,800
                                                             -------------
                                                                 2,472,463
                                                             -------------
WHOLESALE DISTRIBUTION -- 1.0%
  Anicom, Inc.*..............................       57,700         822,225
                                                             -------------
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $53,827,593).........................                $  81,260,982
                                                             -------------

                                                 PRINCIPAL
                                                    AMOUNT
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.3%
--------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 4/01/98
    (Cost $1,889,000)........................    1,889,000   $   1,889,000
                                                             -------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $55,716,593)......................................      83,149,982
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)...........        (551,706)
                                                             -------------
NET ASSETS -- 100.0%......................................   $  82,598,276
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                              Thomas E. Bleakley,
                           Partner, Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. equity securities of companies with market capitalizations below $500 million.

  REVIEW AND OUTLOOK: In the midst of a volatile year for small company stocks, the Nicholas-Applegate Emerging Growth Fund returned 47.0%, outperforming the Russell 2000 Growth Index benchmark, which returned 47.0%. The Fund's relative outperformance may be attributed largely to our selection of stocks of small companies demonstrating positive, sustainable and timely growth.

  The Fund delivered solid results in May and June of 1997, following a significant period of relative underperformance by the small-cap asset class. The Asian economic crisis in October caused a temporary setback in the rally, largely among technology stocks affected by the region's financial woes. However, the rally resumed shortly thereafter. The Fund benefited from superior selection of stocks that benefited from the strong U.S. economy, falling interest rates and an all-time high level of consumer confidence.

  We invested in the stocks of several retailers exhibiting powerful earnings growth. For example, Linens N Things Inc., a specialty retailer, performed well on the strength of its sales trends and new store openings. Likewise, home furnishings store Ethan Allen Interiors did well in light of an extremely strong housing market and trend of consumers spending a significant portion of disposable income on their homes.

  While the technology sector experienced a great deal of volatility, the Fund did very well by maintaining a focus on those companies with little or no Asian exposure. The stocks of software companies CBT Group, Visio Corp. and Veritas Software, were among the Fund's top performers for the year.

  Our outlook for the Emerging Growth Fund remains optimistic as we continue to find many small companies displaying solid fundamentals and strong earnings potential. As investors continue to shift their preference to smaller cap stocks, we see this asset class offering great opportunities moving forward.

                            REPRESENTATIVE HOLDINGS

                               Action Performance
                                Alaska Airlines
                             Eastern Environmental
                         Franchise Mortgage Acceptance
                                Linens N Things
                                     Lycos
                                 Natures Bounty
                           Personnel Group of America
                                Sangstat Medical
                                    Veritas

--------------------------------------------------------------------------------

EMERGING GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 47.01%                             24.21%                            16.04%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            EMERGING GROWTH ADVISORY PORTFOLIO    RUSSELL 2000 GROWTH INDEX
 10/1/93                $10,000.00                       $10,000.00
12/31/93                              $9,988.55                   $10,262.59
3/31/94                               $9,378.52                    $9,845.06
6/30/94                               $8,678.90                    $9,227.27
9/30/94                               $9,593.48                   $10,087.60
12/31/94                              $9,606.03                   $10,013.02
3/31/95                              $10,159.76                   $10,562.09
6/30/95                              $11,317.62                   $11,609.85
9/30/95                              $12,700.77                   $12,930.01
12/31/95                             $13,019.28                   $13,123.11
3/31/96                              $14,094.27                   $13,876.94
6/30/96                              $15,477.82                   $14,687.74
9/30/96                              $15,885.92                   $14,562.15
12/31/96                             $15,553.45                   $14,601.18
3/31/97                              $13,244.03                   $13,059.68
6/30/97                              $16,216.15                   $15,351.64
9/30/97                              $19,369.02                   $17,948.19
12/31/97                             $17,348.28                   $16,476.56
3/31/98                              $19,470.08                   $18,435.00

This graph compares a $10,000 investment in the Emerging Growth Advisory Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The Portfolio commenced operations on 8/31/95.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
---------------------------------------------------------------------------------
ADVERTISING -- 0.4%
  Abacus Direct Corp.*.......................           45,700      $   2,387,825
  Getty Images, Inc.*........................           37,900            952,237
                                                                    -------------
                                                                        3,340,062
                                                                    -------------
AEROSPACE -- 0.4%
  AAR Corp...................................          103,200          2,812,200
                                                                    -------------
AIR FREIGHT/SHIPPING -- 0.9%
  Airnet Systems, Inc.*......................           37,100          1,075,900
  Expeditors International Of Washington,
    Inc......................................          125,300          5,372,237
                                                                    -------------
                                                                        6,448,137
                                                                    -------------
AIRLINES -- 2.6%
  Alaska Air Group, Inc.*....................          125,000          6,773,437
  Atlantic Coast Airlines, Inc.*.............           47,500          2,280,000
  Mesaba Holdings, Inc.*.....................           12,400            389,825
  Midwest Express Holdings, Inc.*............           76,600          3,753,400
  Ryanair Holdings PLC Sponsored ADR*........           26,800            991,600
  SkyWest, Inc...............................           29,300          1,069,450
  Trans World Airlines, Inc..................          260,900          3,212,331
  Virgin Express Holdings PLC -- ADR*........           41,400            983,250
                                                                    -------------
                                                                       19,453,293
                                                                    -------------
ALCOHOLIC BEVERAGES -- 0.6%
  Beringer Wine Estates Holdings, Inc.*......           33,800          1,744,925
  Canandaigua Wine Co. Class A*..............           44,400          2,536,350
                                                                    -------------
                                                                        4,281,275
                                                                    -------------
APPAREL -- 1.1%
  Ashworth, Inc.*............................           17,000            291,125
  Authentic Fitness Corp.....................           87,300          1,735,087
  Big Dog Holdings, Inc......................            2,500             16,562
  Columbia Sportswear Co.*...................           32,700            690,788
  Cutter & Buck, Inc.*.......................           26,500            685,687
  Genesco, Inc.*.............................           91,300          1,654,812
  Nautica Enterprises, Inc.*.................           32,750          1,007,062
  Wolverine World Wide, Inc..................           67,200          1,898,400
                                                                    -------------
                                                                        7,979,523
                                                                    -------------
AUTOMOBILES -- 0.0%
  Group 1 Automotive, Inc....................           11,100            121,406
                                                                    -------------
AUTOMOTIVE EQUIPMENT -- 0.4%
  Aftermarket Technology Corp.*..............           62,900          1,391,662
  O'Reilly Automotive, Inc.*.................           57,100          1,573,819
                                                                    -------------
                                                                        2,965,481
                                                                    -------------
BIOTECHNOLOGY -- 0.6%
  Arqule, Inc.*..............................           47,500          1,056,875
  BioReliance Corp.*.........................           13,300            219,589
  Coulter Pharmaceutical, Inc.*..............           69,800          1,910,775
  Neurex Corp.*..............................           10,100            241,137
  NeXstar Pharmaceuticals, Inc.*.............           55,600            639,400

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

BIOTECHNOLOGY (CONTINUED)

  Pharmacopeia, Inc.*........................           25,200      $     472,500
                                                                    -------------
                                                                        4,540,276
                                                                    -------------
BROADCASTING -- 1.9%
  Chancellor Media Corp.*....................          208,500          9,564,937
  Emmis Broadcasting Corp. Class A*..........           63,000          3,323,250
  Saga Communications, Inc. Class A*.........           55,277          1,153,907
                                                                    -------------
                                                                       14,042,094
                                                                    -------------
BUILDING MATERIALS -- 1.3%
  Advanced Lighting Technologies, Inc.*......           25,800            667,575
  AFC Cable Systems, Inc.*...................           35,125          1,365,484
  Comfort Systems USA, Inc.*.................          132,600          2,867,475
  Hexcel Corp.*..............................          148,500          4,083,750
  Simpson Manufacturing Co., Inc.*...........            5,000            203,750
  Triangle Pacific Corp.*....................           19,500            741,000
                                                                    -------------
                                                                        9,929,034
                                                                    -------------
BUILDING MATERIALS CHAINS -- 0.1%
  White Cap Industries, Inc.*................           35,700            821,100
                                                                    -------------
CATALOG/OUTLET STORES -- 0.3%
  Coldwater Creek............................           18,000            436,500
  Insight Enterprises, Inc.*.................           53,400          2,169,375
                                                                    -------------
                                                                        2,605,875
                                                                    -------------
CHEMICALS -- 0.9%
  O.M. Group, Inc............................           83,250          3,506,906
  Scotts Co. (The) Class A*..................           73,700          2,551,862
  Spartech Corp..............................           26,700            585,731
                                                                    -------------
                                                                        6,644,499
                                                                    -------------
CLOTHING CHAINS -- 3.1%
  99 Cents Only Stores*......................           74,125          2,589,742
  American Eagle Outfitters, Inc.*...........           27,100          1,192,400
  Buckle, Inc.*..............................           66,500          3,333,312
  Gadzooks, Inc..............................           17,100            382,612
  Men's Wearhouse, Inc.*.....................           93,800          3,470,600
  Pacific Sunwear of California*.............           58,050          2,409,075
  Stage Stores, Inc.*........................          108,600          5,606,475
  Stein Mart, Inc.*..........................           49,400          1,759,875
  The Wet Seal, Inc. Class A*................           66,100          2,499,406
                                                                    -------------
                                                                       23,243,497
                                                                    -------------
COMPUTER/OFFICE AUTOMATION -- 2.5%
  Advanced Digital Information Corp.*........           78,500          1,236,375
  Apex PC Solutions, Inc.*...................           65,900          1,771,062
  Diamond Multimedia Systems, Inc.*..........           39,100            581,613
  Discreet Logic, Inc........................            6,400            104,400
  Geac Computer Corp. LTD*...................           81,000          3,388,931
  MICROS Systems, Inc.*......................           11,700            703,462
  Network Appliance, Inc.*...................          277,800          9,861,900
  QLogic Corp.*..............................            4,800            170,400
  Safeguard Scientifics, Inc.*...............           12,600            474,075
  Visual Networks, Inc.*.....................           11,100            288,600
                                                                    -------------
                                                                       18,580,818
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

CONTRACTING DRILLING -- 0.5%
  Atwood Oceanics, Inc.*.....................           26,700      $   1,443,469
  Cliff's Drilling Co.*......................           26,000          1,074,125
  Patterson Energy, Inc.*....................           79,200            910,800
  Unit Corp.*................................           34,300            278,687
                                                                    -------------
                                                                        3,707,081
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 0.4%
  Ames Department Stores, Inc.*..............          124,000          2,619,500
  Bon-Ton Stores, Inc.*......................           26,100            398,025
                                                                    -------------
                                                                        3,017,525
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 4.3%
  Boron Lepore & Associates, Inc.*...........           77,500          2,567,187
  Curative Health Services, Inc.*............           68,500          2,281,906
  Incyte Pharmaceuticals, Inc.*..............           56,200          2,627,350
  Inhale Therapeutic Systems*................           35,900            973,787
  NBTY, Inc.*................................           75,800          4,604,850
  NCS Healthcare, Inc. Class A*..............           52,800          1,768,800
  Paraxel International Corp.*...............           77,600          2,425,000
  PathoGenesis Corp.*........................           73,000          2,445,500
  Sangstat Medical Corp.*....................           63,800          2,033,625
  Sepracor, Inc.*............................          135,000          5,754,375
  Theragenics Corp.*.........................           77,200          4,916,675
                                                                    -------------
                                                                       32,399,055
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 0.2%
  Analytical Surveys, Inc....................            7,300            374,125
  Deltek Systems, Inc.*......................           27,400            486,350
  Factset Research Systems, Inc.*............           14,400            511,200
                                                                    -------------
                                                                        1,371,675
                                                                    -------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 0.8%
  Avid Technology, Inc.*.....................           84,800          3,487,400
  Triumph Group, Inc.*.......................           38,700          1,717,312
  Veeco Instruments, Inc.*...................           31,100          1,156,531
                                                                    -------------
                                                                        6,361,243
                                                                    -------------
ELECTRONICS/MUSIC CHAINS -- 0.3%
  Musicland Stores Corp.*....................           75,400            852,962
  Trans World Entertainment Corp.*...........           50,600          1,404,150
                                                                    -------------
                                                                        2,257,112
                                                                    -------------
ENTERTAINMENT -- 0.7%
  American Classic Voyages Co.*..............           50,200          1,154,600
  Championship Auto Racing Teams, Inc.*......           38,000            703,000
  Cinar Films, Inc. Class B*.................           24,800          1,057,100
  Family Golf Centers, Inc.*.................           62,000          2,511,000
                                                                    -------------
                                                                        5,425,700
                                                                    -------------
ENVIRONMENTAL SERVICES -- 1.1%
  American Disposal Services, Inc.*..........           46,500          1,755,375
  Casella Waste Systems, Inc. Class A*.......           69,000          1,824,187
  Eastern Environmental Services, Inc.*......           81,000          2,055,375
  Superior Services, Inc.*...................           64,300          2,005,356
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES (CONTINUED)

  Tetra Tech, Inc.*..........................           24,125      $     585,031
                                                                    -------------
                                                                        8,225,324
                                                                    -------------
FINANCE COMPANIES -- 1.5%
  American Capital Strategies LTD............           33,900            750,037
  Medallion Financial Corp...................           31,900            865,287
  Cowen Financial Corp.*.....................          141,300          3,921,075
  Sirrom Capital Corp........................          184,000          5,531,500
                                                                    -------------
                                                                       11,067,899
                                                                    -------------
FOOD CHAINS -- 0.2%
  Wild Oats Markets, Inc.*...................           38,600          1,375,125
                                                                    -------------
GROCERY PRODUCTS -- 0.3%
  American Italian Pasta Co.*................           19,000            686,375
  Michael Foods, Inc.........................           49,500          1,324,125
                                                                    -------------
                                                                        2,010,500
                                                                    -------------
HOME FURNISHINGS -- 1.7%
  Ethan Allen Interiors, Inc.................          182,200         10,886,450
  Windmere-Durable Holdings, Inc.............           68,000          1,768,000
                                                                    -------------
                                                                       12,654,450
                                                                    -------------
HOMEBUILDING -- 1.2%
  American Homestar Corp.*...................           60,900          1,381,669
  Crossmann Communities, Inc.*...............           35,400          1,050,937
  M.D.C. Holdings, Inc.......................           82,400          1,462,600
  M/I Schottenstein Homes, Inc...............           46,700          1,021,562
  Ryland Group, Inc..........................           77,600          2,143,700
  Standard-Pacific Corp......................          127,400          1,934,887
                                                                    -------------
                                                                        8,995,355
                                                                    -------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.4%
  Dycom Industries, Inc.*....................           75,600          2,121,525
  Modtech, Inc.*.............................           52,700          1,083,644
                                                                    -------------
                                                                        3,205,169
                                                                    -------------
INVESTMENT COMPANIES -- 0.9%
  Affiliated Managers Group, Inc.*...........           91,100          3,177,112
  AmeriTrade Holding Corp. Class A*..........           81,000          2,247,750
  Everen Capital Corp........................           28,600          1,261,975
                                                                    -------------
                                                                        6,686,837
                                                                    -------------
LIFE INSURERS -- 0.1%
  Protective Life Corp.......................           11,600            846,800
                                                                    -------------
LODGING -- 0.7%
  Capstar Hotel Co.*.........................          125,250          4,344,609
  Silverleaf Resorts, Inc.*..................           35,900            863,844
  Trendwest Resorts, Inc.*...................           19,000            358,625
                                                                    -------------
                                                                        5,567,078
                                                                    -------------
MACHINERY/EQUIPMENT -- 2.0%
  DT Industries, Inc.........................           51,000          1,957,125
  Gardner Denver, Inc.*......................           18,150            537,694
  Kuhlman Corp...............................           82,100          3,997,244
  Motivepower Industries, Inc.*..............           98,377          2,717,665

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
MACHINERY/EQUIPMENT (CONTINUED)

  OmniQuip International, Inc................           50,500      $   1,249,875
  Terex Corp.*...............................           72,500          1,962,031
  Varlen Corp................................           53,750          2,069,375
  Wabash National Corp.......................           21,200            614,800
                                                                    -------------
                                                                       15,105,809
                                                                    -------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.2%
  Healthcare Recoveries, Inc.*...............           39,300            913,725
  Specialty Care Network, Inc.*..............           29,200            355,875
                                                                    -------------
                                                                        1,269,600
                                                                    -------------
MEDICAL SPECIALTIES -- 0.6%
  Hanger Orthopedic Group, Inc.*.............           31,600            531,275
  Impath, Inc.*..............................           36,200          1,384,650
  Osteotech, Inc.*...........................           27,600            714,150
  VISX, Inc.*................................           86,600          2,165,000
                                                                    -------------
                                                                        4,795,075
                                                                    -------------
MEDICAL SUPPLIES -- 3.0%
  Biosite Diagnostics, Inc.*.................           58,100            947,756
  Milestone Scientific, Inc.*................           18,500            367,687
  Minimed, Inc.*.............................           61,100          2,703,675
  Molecular Devices Corp.*...................           41,300            795,025
  Ocular Sciences, Inc.*.....................           46,100          1,469,437
  OEC Medical Systems, Inc.*.................           32,100            758,362
  PharMerica, Inc.*..........................           55,400            824,075
  Sabratek Corp.*............................           76,600          2,681,000
  Safeskin Corp.*............................          104,900          7,749,487
  Serologicals Corp.*........................           29,450            831,962
  Ventana Medical Systems, Inc.*.............           29,500            785,437
  Vision Twenty-One, Inc.*...................            9,500            111,625
  Vista Medical Technologies, Inc.*..........           28,500            317,062
  Wesley Jessen VisionCare, Inc.*............           41,800          1,374,175
  Young Innovations, Inc.*...................           38,700            599,850
                                                                    -------------
                                                                       22,316,615
                                                                    -------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.9%
  ABR Information Services, Inc.*............           77,400          2,176,875
  Assisted Living Concepts, Inc.*............           43,800            947,175
  Atria Communities, Inc.*...................          124,000          2,387,000
  CareMatrix Corp.*..........................           13,600            418,200
  Centennial Healthcare Corp.*...............            5,300            133,162
  Coast Dental Services, Inc.*...............           40,700          1,144,687
  Concentra Managed Care, Inc.*..............           96,304          2,961,348
  Dental Care Alliance, Inc.*................           25,100            320,025
  Diagnostic Health Services, Inc.*..........           33,100            422,025
  Hooper Holmes, Inc.........................           32,500            694,687
  Rehabcare Group, Inc.*.....................           24,700            657,637
  Sunrise Assisted Living, Inc.*.............           49,200          2,201,700
                                                                    -------------
                                                                       14,464,521
                                                                    -------------
METALS -- 0.6%
  Mueller Industries, Inc.*..................           77,300          4,894,056
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
MILITARY/DEFENSE TECHNOLOGY -- 0.3%
  Aeroflex, Inc.*............................           20,300      $     268,975
  Tracor, Inc.*..............................           67,800          2,173,837
                                                                    -------------
                                                                        2,442,812
                                                                    -------------
MULTI-LINE INSURERS -- 0.2%
  Delphi Financial Group, Inc. Class A*......           26,452          1,408,569
                                                                    -------------
OIL REFINING/MARKETING -- 0.1%
  Tesoro Petroleum Corp.*....................           27,900            498,712
                                                                    -------------
OIL/GAS PRODUCTION -- 0.7%
  Harken Energy Corp.*.......................          271,800          1,749,712
  Petsec Energy LTD*.........................           63,600          1,192,500
  St. Mary Land & Exploration Co.............           34,600          1,322,369
  Vintage Petroleum, Inc.....................           51,400          1,079,400
                                                                    -------------
                                                                        5,343,981
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 3.1%
  Cal Dive International, Inc.*..............           47,500          1,567,500
  Dril-Quip, Inc.*...........................           21,200            689,000
  Global Industries LTD*.....................           94,400          1,923,400
  Oceaneering International, Inc.*...........           88,000          1,738,000
  Pool Energy Services Co.*..................           54,900          1,283,287
  Pride International, Inc.*.................          106,100          2,533,137
  Seitel, Inc.*..............................           15,500            234,437
  Stolt Comex Seaway S. A.*..................           88,400          2,226,575
  Superior Energy Services, Inc.*............           47,900            467,025
  Transcoastal Marine Services, Inc.*........           45,400            485,213
  Tuboscope, Inc.*...........................          198,400          3,769,600
  Veritas DGC, Inc.*.........................          119,400          6,037,163
  Willbros Group, Inc.*......................           18,300            300,806
                                                                    -------------
                                                                       23,255,143
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 12.0%
  Administaff, Inc.*.........................           63,800          2,747,388
  Affiliated Computer Services, Inc. Class
    A*.......................................           89,400          2,966,963
  Billing Information Concepts*..............          189,800          4,922,938
  CCC Information Services Group*............           79,600          2,189,000
  Complete Business Solutions, Inc.*.........           94,600          3,393,775
  Computer Task Group, Inc...................          179,800          7,405,513
  Cornell Corrections, Inc.*.................           42,900          1,051,050
  Cotelligent Group, Inc.*...................           15,000            444,375
  Data Processing Resources Corp.*...........           71,100          2,208,544
  ECsoft Group PLC -- ADR*...................            8,500            212,500
  First Consulting Group*....................            8,000            165,000
  Forrester Research, Inc.*..................           57,100          2,027,050
  G & K Services, Inc. Class A...............           22,950          1,006,931
  Host Marriott Services Corp.*..............           46,800            661,050
  Information Management Resources, Inc.*....           94,200          5,546,025
  Innovative Valve Technologies, Inc.*.......           25,000            478,125
  International Telecommunications Data
    Systems, Inc.*...........................          107,400          2,805,825
  Kellstrom Industries, Inc.*................           42,000          1,057,875
  Labor Ready, Inc.*.........................          114,750          3,693,516
  Lason Holdings, Inc.*......................           54,300          2,049,825

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES (CONTINUED)

  Metro Information Services, Inc.*..........           47,300      $   1,614,113
  Metzler Group, Inc.*.......................           77,500          3,855,625
  NCO Group, Inc.*...........................           52,350          1,308,750
  Nova Corp.*................................           22,200            667,388
  Novacare Employee Services, Inc.*..........           80,000            565,000
  On Assignment, Inc.*.......................           63,200          1,872,300
  Outsource International, Inc.*.............           16,200            388,800
  Palex, Inc.*...............................            4,400             58,300
  Personnel Group of America, Inc.*..........          151,000          3,435,250
  PMT Services, Inc.*........................          104,350          1,871,778
  Preview Travel, Inc*.......................           30,500            991,250
  Pro Business Services, Inc.*...............            8,400            246,225
  RemedyTemp, Inc.*..........................           24,300            786,713
  Romac International, Inc.*.................          171,800          4,724,500
  RWD Technologies, Inc.*....................           23,600            649,000
  SOS Staffing Services, Inc.*...............           40,100          1,062,650
  SPR, Inc.*.................................           40,400          1,333,200
  Staff Leasing, Inc.*.......................           42,200          1,171,050
  StaffMark, Inc.*...........................           33,400          1,369,400
  Steiner Leisure LTD*.......................           41,900          2,129,044
  Steven Myers & Associates, Inc.*...........           10,500            186,375
  Technology Solutions Co.*..................           87,300          2,313,450
  Vincam Group, Inc.*........................           54,600          1,583,400
  Whittman-Hart, Inc.*.......................          196,900          8,909,725
  Youth Services International, Inc.*........           27,700            512,450
                                                                    -------------
                                                                       90,639,004
                                                                    -------------
OTHER CONSUMER DURABLES -- 0.8%
  Action Performance Cos., Inc.*.............          146,600          5,158,488
  Movado Group, Inc..........................           24,612            710,672
                                                                    -------------
                                                                        5,869,160
                                                                    -------------
OTHER CONSUMER NON-DURABLES -- 0.2%
  Helen of Troy LTD*.........................           75,200          1,395,900
                                                                    -------------
OTHER CONSUMER SERVICES -- 1.2%
  Bally Total Fitness Holding Corp.*.........          113,100          3,562,650
  Career Education Corp.*....................            4,000             88,000
  Coinmach Laundry Corp.*....................           48,300          1,020,338
  Equity Corp. International*................           22,800            545,775
  MemberWorks, Inc...........................           49,400          1,475,825
  Strayer Education, Inc.....................           77,250          2,568,563
                                                                    -------------
                                                                        9,261,151
                                                                    -------------
OTHER FINANCIAL SERVICES -- 0.7%
  Franchise Mortgage Acceptance Co.*.........           98,600          2,477,325
  Healthcare Financial Partners, Inc.*.......           61,500          2,913,563
                                                                    -------------
                                                                        5,390,888
                                                                    -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.4%
  Advance Paradigm, Inc.*....................           40,700          1,612,738
  MedQuist, Inc.*............................           33,300          1,225,856
                                                                    -------------
                                                                        2,838,594
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
OTHER PRODUCERS/MANUFACTURING -- 1.3%
  BE Aerospace, Inc.*........................           76,500      $   2,151,563
  Chicago Miniature Lamp, Inc.*..............           95,250          3,702,844
  Compx International , Inc.*................           21,000            490,875
  Griffon Corp.*.............................           70,000          1,111,250
  Interface, Inc. Class A....................           50,300          2,090,594
  Special Metals Corp.*......................           17,900            290,875
                                                                    -------------
                                                                        9,838,001
                                                                    -------------
OTHER RETAIL TRADE -- 0.4%
  Fred's, Inc................................           34,500            858,188
  ONSALE, Inc.*..............................           27,900            864,900
  RDO Equipment Co. Class A..................            3,800             57,000
  Renters Choice, Inc.*......................           37,100            908,950
                                                                    -------------
                                                                        2,689,038
                                                                    -------------
OTHER TECHNOLOGY -- 0.6%
  CHS Electronics, Inc.*.....................           65,700          1,231,875
  Henry(Jack) & Associates...................           88,650          3,191,400
  Pegasus Systems, Inc.*.....................            6,000            154,500
                                                                    -------------
                                                                        4,577,775
                                                                    -------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................           47,400          2,061,900
                                                                    -------------
PAPER -- 0.0%
  Fibermark, Inc.*...........................            9,100            212,144
                                                                    -------------
PRINTING/FORMS -- 1.7%
  Applied Graphics Technologies, Inc.*.......           78,800          3,792,250
  Consolidated Graphics, Inc.*...............           92,200          5,336,075
  Mail-Well, Inc.*...........................           98,900          3,745,838
                                                                    -------------
                                                                       12,874,163
                                                                    -------------
PUBLISHING -- 0.1%
  NewsEdge Corp.*............................           37,900            535,337
                                                                    -------------
REITS -- 2.1%
  American General Hospitality Corp..........           54,000          1,495,125
  Annaly Mortgage Managment, Inc.............           18,000            201,375
  FelCor Suite Hotels, Inc...................           27,800          1,030,338
  Golf Trust Of America, Inc.................           48,600          1,524,825
  Health Care REIT, Inc......................           43,500          1,196,250
  Imperial Credit Commercial Mortgage
    Investment Corp..........................           86,400          1,296,000
  Innkeepers USA Trust.......................          118,400          1,938,800
  Kilroy Realty Corp.........................          107,825          3,079,752
  Patriot American Hospitality, Inc..........           60,093          1,622,511
  Storage USA, Inc...........................           34,700          1,331,613
  Walden Residential Properties, Inc.........           43,600          1,100,900
                                                                    -------------
                                                                       15,817,489
                                                                    -------------
REAL ESTATE BROKERS/SERVICES -- 0.2%
  Lasalle Partners, Inc.*....................           57,600          1,872,000
                                                                    -------------
RECREATION PRODUCTS -- 0.2%
  Monaco Coach Corp.*........................            2,600            102,050

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
RECREATION PRODUCTS (CONTINUED)

  National RV Holdings, Inc.*................           30,100      $   1,087,363
                                                                    -------------
                                                                        1,189,413
                                                                    -------------
REGIONAL BANKS -- 1.0%
  Peoples Heritage Financial Group, Inc......           68,200          3,290,650
  Provident Bankshares Corp..................          105,170          3,720,389
  Sterling Bancorp Co........................            7,100            192,588
                                                                    -------------
                                                                        7,203,627
                                                                    -------------
RENTAL/LEASING COMPANIES -- 0.4%
  Avis Rent A Car, Inc.*.....................           18,000            583,875
  Dollar Thrifty Automotive Goup, Inc.*......           50,000          1,125,000
  LINC Capital, Inc.*........................           15,000            255,000
  Rent-Way, Inc.*............................           16,000            380,000
  T & W Financial Corp.*.....................           31,900            917,125
                                                                    -------------
                                                                        3,261,000
                                                                    -------------
RESTAURANTS -- 2.4%
  CKE Restaurants, Inc.......................          241,615          8,879,351
  Dave & Buster's, Inc.*.....................           57,700          1,565,113
  Foodmaker, Inc.*...........................          158,400          3,069,000
  Sonic Corp.*...............................          130,100          4,358,350
  Star Buffet, Inc.*.........................           14,700            244,388
                                                                    -------------
                                                                       18,116,202
                                                                    -------------
RETAIL/FOOD DISTRIBUTION -- 0.4%
  Suiza Foods Corp.*.........................           55,600          3,419,400
                                                                    -------------
SAVINGS & LOAN ASSOCIATIONS -- 0.3%
  First Savings Bank of Washington Bancorp,
    Inc......................................           30,500            802,531
  MAF Bancorp, Inc...........................           30,550          1,162,809
  SIS Bancorp, Inc...........................            5,100            205,275
                                                                    -------------
                                                                        2,170,615
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.6%
  3Dfx Interactive, Inc......................           30,000            847,500
  Aavid Thermal Technologies, Inc.*..........           36,100          1,114,588
  Alpha Industries, Inc.*....................           15,100            233,106
  Anaren Microwave, Inc.*....................           28,300            622,600
  Applied Micro Circuits Corp.*..............           49,000          1,102,500
  C&D Technologies, Inc......................           18,800            978,775
  DII Group, Inc.............................           68,900          1,481,350
  Docucorp International, Inc.*..............            2,520             24,885
  Dupont Photomasks, Inc.*...................           53,000          2,292,250
  EFTC Corp.*................................           43,300            568,313
  Integrated Silicon Solution, Inc.*.........           69,500            629,844
  Kulicke & Soffa Industries, Inc.*..........           84,600          1,840,050
  Microsemi Corp.*...........................            9,600            158,400
  Moog, Inc. Class A*........................           24,100          1,015,213
  MRV Communications, Inc.*..................           23,500            549,313
  PMC-Sierra, Inc.*..........................           44,500          1,691,000
  Power-One, Inc.*...........................           39,900            678,300
  PRI Automation, Inc........................           23,800            623,263
  Sipex Corp.*...............................          168,700          5,567,100
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS (CONTINUED)

  STB Systems, Inc.*.........................           73,425      $   1,468,500
  Uniphase Corp.*............................           89,800          3,777,213
                                                                    -------------
                                                                       27,264,063
                                                                    -------------
SOFTWARE -- 10.9%
  Advantage Learning Systems, Inc.*..........           35,100          1,206,563
  Aspen Technology, Inc.*....................           53,800          2,219,250
  AXENT Technologies, Inc.*..................           70,600          2,153,300
  Business Objects S.A. ADR*.................           90,700          1,371,838
  CBT Group PLC Sponsored ADR*...............          164,600          8,518,050
  Credit Management Solutions, Inc.*.........            5,300             45,050
  Datastream Systems, Inc.*..................           33,100            732,337
  DataWorks Corp.*...........................           98,900          2,608,488
  Documentum, Inc.*..........................           47,600          2,576,350
  DSET Corp.*................................            4,000             74,750
  Engineering Animation, Inc.*...............           35,750          1,483,625
  Excite, Inc.*..............................           69,100          3,519,781
  Geotel Communications Corp.*...............           40,900          1,129,863
  Hyperion Software Corp.*...................           58,200          2,575,350
  Industri-Matematik International Corp.*....           41,000          1,286,375
  Infinium Software, Inc.*...................           69,700          1,389,644
  ITEQ, Inc.*................................           58,200            829,350
  Lycos, Inc.*...............................           64,700          2,862,975
  Manugistics Group, Inc.*...................           38,800          2,175,225
  Memco Software LTD*........................           42,300          1,321,875
  Mercury Interactive Corp.*.................          104,700          3,821,550
  National Instruments Corp.*................          185,500          6,330,188
  Open Text Corp.*...........................           87,100          1,578,688
  Oshap Technologies LTD*....................           36,500            365,000
  Peregrine Systems, Inc.*...................           17,600            336,600
  Pervasive Software, Inc.*..................           27,000            391,500
  QuadraMed Corp.*...........................           73,500          2,453,063
  QuickResponse Services, Inc.*..............           21,200          1,134,200
  Software AG Systems, Inc.*.................           61,600          1,632,400
  Summit Design, Inc.*.......................           88,200          1,311,975
  Syntel, Inc.*..............................           52,100          2,136,100
  Veritas Software Co.*......................          125,400          7,414,275
  Visio Corp.*...............................          182,200          7,834,600
  Wind River Systems, Inc.*..................          129,800          5,159,550
                                                                    -------------
                                                                       81,979,728
                                                                    -------------
SPECIALTY CHAINS -- 5.0%
  Budget Group, Inc.*........................           29,000          1,087,500
  Cort Business Services Corp.*..............          104,600          4,968,500
  Finish Line, Inc. Class A*.................           57,800          1,372,750
  Finlay Enterprises, Inc.*..................           14,700            373,931
  Garden Ridge Corp.*........................           62,800          1,358,050
  Guitar Center, Inc.*.......................           63,100          1,490,738
  Hollywood Entertainment Corp.*.............          200,100          2,801,400
  Linens 'N Things, Inc.*....................          151,700          8,334,019
  Marks Bros. Jewelers, Inc.*................           30,900            612,206
  Micro Warehouse, Inc.*.....................          155,700          2,539,856
  Party City Corp.*..........................           61,350          2,078,231
  Pier 1 Imports, Inc........................          272,300          7,386,138
  Rental Service Corp.*......................           71,200          1,655,400
  Sonic Automotive, Inc.*....................           24,000            414,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
SPECIALTY CHAINS (CONTINUED)

  Sunglass Hut International, Inc.*..........           97,800      $   1,026,900
                                                                    -------------
                                                                       37,499,619
                                                                    -------------
SPECIALTY INSURERS -- 0.1%
  Century Business Services, Inc.*...........           66,600          1,177,988
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 3.9%
  Advanced Radio Telecom Corp.*..............           18,500            293,688
  Applied Signal Technology, Inc.*...........            9,800            176,400
  Applied Voice Technology, Inc.*............           48,200          1,879,800
  Comverse Technology, Inc.*.................           48,500          2,370,438
  Davox Corp.................................           75,250          2,342,156
  GST Telecommunications, Inc.*..............           99,100          1,492,694
  IFR Systems, Inc...........................           32,850            730,913
  Metromedia Fiber Network, Inc. Class A*....           18,000            605,250
  Natural Microsystems Corp..................           81,700          3,237,363
  Nice Systems LTD*..........................           49,900          2,295,400
  Premisys Communications, Inc.*.............           93,700          2,688,019
  Quanta Services, Inc.*.....................           13,700            226,906
  Remec, Inc.*...............................           60,750          1,742,766
  Stanford Telecommunications, Inc.*.........           47,300            798,188
  Superior TeleCom, Inc......................           47,875          1,998,781
  Tekelec*...................................           82,600          3,747,975
  World Access, Inc.*........................           81,100          2,635,750
                                                                    -------------
                                                                       29,262,487
                                                                    -------------
TELECOMMUNICATIONS SERVICES -- 1.8%
  Advanced Communications Group, Inc.*.......           30,000            478,125
  IDT Corp.*.................................          122,100          4,578,750
  Pacific Gateway Exchange, Inc.*............           45,900          2,627,775
  Star Telecommunications, Inc.*.............           86,600          4,817,125
  SmarTalk Teleservices, Inc.................            3,700            118,169
  Telegroup, Inc.*...........................           65,200          1,320,300
                                                                    -------------
                                                                       13,940,244
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
TELEPHONE -- 0.2%
  Primus Telecommunications Group, Inc.*.....           62,900      $   1,824,100
                                                                    -------------
TEXTILES -- 0.6%
  Novel Demim Holdings LTD*..................           45,200          1,237,350
  Pillowtex Corp.............................           69,400          3,361,563
                                                                    -------------
                                                                        4,598,913
                                                                    -------------
TRUCKING -- 0.7%
  Jevic Transportation, Inc.*................           32,200            483,000
  Johnstown America, Inc.*...................           74,400          1,218,300
  Knight Transportation, Inc.*...............           10,900            348,800
  M.S. Carriers, Inc.*.......................           25,000            846,875
  Swift Transportation Co., Inc.*............           70,200          1,684,800
  U S Xpress Enterprises, Inc. Class A*......           47,200            979,400
                                                                    -------------
                                                                        5,561,175
                                                                    -------------
WHOLESALE DISTRIBUTION -- 0.6%
  Anicom, Inc.*..............................           85,800          1,222,650
  Aviall, Inc.*..............................           83,800          1,257,000
  Inacom Corp.*..............................           26,700            737,588
  U.S.A. Floral Products, Inc.*..............           47,800          1,084,463
                                                                    -------------
                                                                        4,301,701
                                                                    -------------
TOTAL COMMON STOCK
  (Cost $489,840,872).........................................        747,420,210
                                                                    -------------
TOTAL INVESTMENTS -- 99.2%
  (Cost $489,840,872).........................................        747,420,210
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%.................          5,675,716
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 753,095,926
                                                                    -------------

---------------
* Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Arthur E. Nicholas,
                                Managing Partner
                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                              Andrew B. Gallagher,
                           Partner, Portfolio Manager
                              Thomas J. Sullivan,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with a mid-sized market capitalization.

  REVIEW AND OUTLOOK: Investors turned their attention back to mid-cap stocks in May of 1997, following an extended period of large-cap outperformance. While the Asian economic crisis temporarily interrupted this mid-cap rebound, the beginning of 1998 witnessed a shift of investor preference back to mid-sized company stocks. Mid-caps are currently exhibiting compelling earnings growth rates and valuations relative to large caps. While the Fund experienced some volatility throughout the year, we believe it is well positioned going forward. The Fund returned 42.0% for the period, while its index, the Russell Mid Cap Growth, returned 42.4%.

  We maintained our bottom-up philosophy of selecting stocks of mid-sized companies with strong fundamentals and poised to capitalize on positive change.

  Technology stocks experienced a volatile period amid uncertainties regarding the continuing effects of the Southeast Asian economic crisis. In the midst of this difficult environment, software holdings such as Compuware performed very well. Compuware is a computer consulting firm that has benefited from its ability to work with companies affected by the year 2000 computer problem. The Fund was negatively affected during the year by semiconductor companies including DII Group, Inc. and Level One Communication which did not fare as well. Especially during the period following the onset of Southeast Asia's economic troubles, the Fund focused on investment in companies with little to no exposure to the region.

  Retail stocks did very well during the period, enjoying a strong domestic economy, falling interest rates and a high level of consumer confidence. TJ Max, Costco, and Dollar Tree stores all delivered strong returns for the Fund.

  Toward the end of the year, we reduced our energy weighting because of the negative effects of falling oil prices. We increased our weightings in the financial services and consumer non-durables sectors.

  Looking ahead, we remain optimistic. We continue to find mid-cap companies with strong earnings growth and attractive relative valuations.

                            REPRESENTATIVE HOLDINGS

                                  Allied Waste
                                    Carnival
                                     Centex
                                Chancellor Media
                                     Costco
                                   Peoplesoft
                           Robert Half International
                                    Saville
                                      TJX
                                  Veritas DGC

--------------------------------------------------------------------------------

CORE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL MID CAP GROWTH INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98
 1 YEAR                            5 YEARS                           10 YEARS
 42.00%                             16.03%                            19.19%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CORE GROWTH       RUSSELL MID CAP
           ADVISORY PORTFOLIO      GROWTH INDEX
9/30/85             $10,000.00          $10,000.00
12/85               $12,466.54          $10,000.00
12/86               $16,521.83          $11,755.04
12/87               $17,072.51          $12,079.37
12/88               $19,187.60          $13,640.50
12/89               $25,633.99          $17,935.18
12/90               $25,756.56          $17,014.58
12/91               $39,960.61          $25,016.75
12/92               $45,263.92          $27,196.19
12/93               $54,328.19          $30,240.33
12/94               $48,410.76          $29,585.30
12/95               $66,921.22          $39,641.61
12/96               $77,673.77          $46,571.16
12/97               $90,250.08          $57,088.43
3/31/98            $101,243.47          $63,902.70

This graph compares a $10,000 investment in Core Growth Advisory Portfolio with the Russell Mid Cap Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement on 6/30/94. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell Mid Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The average market capitalization is $4 billion. The Russell Mid Cap Growth Index is considered generally representative of the U.S. market for mid cap stocks.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%
---------------------------------------------------------------------------------
ADVERTISING -- 0.8%
  Outdoor Systems, Inc.*.....................          114,400      $   4,011,150
                                                                    -------------
AIRLINES -- 2.1%
  Comair Holdings, Inc.......................          127,100          3,368,150
  Southwest Airlines Co......................          142,800          4,221,525
  Trans World Airlines, Inc..................          217,100          2,673,044
                                                                    -------------
                                                                       10,262,719
                                                                    -------------
ALCOHOLIC BEVERAGES -- 0.9%
  Canandaigua Brands, Inc. -- Class A........           77,400          4,421,475
                                                                    -------------
BIOTECHNOLOGY -- 2.4%
  Centocor, Inc..............................           59,600          2,659,650
  Medimmune, Inc.*...........................          114,300          6,300,787
  Millennium Pharmaceuticals, Inc.*..........          150,000          2,793,750
                                                                    -------------
                                                                       11,754,187
                                                                    -------------
BROADCASTING -- 7.1%
  Chancellor Media Corp.*....................          238,800         10,954,950
  Clear Channel Communications, Inc.*........           76,300          7,477,400
  Cox Communications, Inc.*..................          113,100          4,750,200
  Jacor Communications, Inc.*................           98,900          5,835,100
  USA Networks, Inc.*........................          207,800          5,662,550
                                                                    -------------
                                                                       34,680,200
                                                                    -------------
CLOTHING CHAINS -- 2.3%
  Stage Stores, Inc.*........................           52,700          2,720,637
  TJX Companies, Inc.........................          184,300          8,339,575
                                                                    -------------
                                                                       11,060,212
                                                                    -------------
COMPUTER/OFFICE AUTOMATION -- 3.0%
  Computer Horizons Corp.*...................           85,700          4,306,425
  Computer Sciences Corp.*...................           43,800          2,409,000
  Network Appliance, Inc.*...................          130,500          4,632,750
  Sterling Commerce, Inc.*...................           68,500          3,176,687
                                                                    -------------
                                                                       14,524,862
                                                                    -------------
CONTRACT DRILLING -- 0.6%
  R & B Falcon Corp.*........................           96,800          2,867,700
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 7.0%
  Costco Companies, Inc.*....................          206,200         11,031,700
  Dollar Tree Stores, Inc.*..................          116,400          6,183,750
  Family Dollar Stores, Inc..................          104,900          3,986,200
  Fred Meyer, Inc.*..........................          126,000          5,819,625
  Kohls Corp.*...............................           85,100          6,956,925
                                                                    -------------
                                                                       33,978,200
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 6.3%
  ALZA Corp.*................................           88,300          3,956,944
  Elan Corp. PLC -- Sponsored ADR*...........          175,800         11,361,075
  NBTY, Inc.*................................           83,500          5,072,625
  Sepracor, Inc.*............................           51,000          2,173,875
  Watson Pharmaceuticals, Inc.*..............          226,000          8,136,000
                                                                    -------------
                                                                       30,700,519
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.6%
  AES Corp.*.................................          146,600      $   7,687,337
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 0.4%
  Concord EFS, Inc.*.........................           58,800          2,032,275
                                                                    -------------
ENVIRONMENTAL SERVICES -- 2.1%
  Allied Waste Industries, Inc.*.............          310,600          7,755,294
  American Disposal Services, Inc.*..........           60,600          2,287,650
                                                                    -------------
                                                                       10,042,944
                                                                    -------------
FINANCE COMPANIES -- 3.3%
  Finova Group, Inc..........................          122,700          7,223,962
  MBNA Corp..................................          169,100          6,055,894
  Newcourt Credit Group, Inc.................           57,700          2,885,000
                                                                    -------------
                                                                       16,164,856
                                                                    -------------
FOOD CHAINS -- 2.5%
  Safeway, Inc.*.............................          124,000          4,580,250
  Whole Foods Market, Inc.*..................          105,100          7,330,725
                                                                    -------------
                                                                       11,910,975
                                                                    -------------
GROCERY PRODUCTS -- 0.8%
  International Home Foods, Inc.*............           49,300          1,639,225
  Keebler Foods Co.*.........................           67,100          2,013,000
                                                                    -------------
                                                                        3,652,225
                                                                    -------------
HOMEBUILDING -- 2.7%
  Centex Corp................................          123,100          4,693,187
  Champion Enterprises, Inc.*................          114,400          3,053,050
  Kaufman & Broad Home Corp..................           73,600          2,396,600
  Oakwood Homes Corp.........................           81,300          2,977,612
                                                                    -------------
                                                                       13,120,449
                                                                    -------------
HOSPITALS -- 1.7%
  Health Management Associates Inc., Class
    A........................................          291,700          8,349,912
                                                                    -------------
INVESTMENT COMPANIES -- 0.8%
  Merrill Lynch & Co., Inc.*.................           47,300          3,925,900
                                                                    -------------
LEISURE/GAMING -- 2.0%
  Carnival Corp. -- Class A..................          142,400          9,932,400
                                                                    -------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.3%
  Coventry Corp.*............................           73,900          1,187,019
                                                                    -------------
MEDICAL SUPPLIES -- 4.0%
  Biomet, Inc.*..............................           89,900          2,697,000
  Omnicare, Inc..............................          160,300          6,351,887
  PharMerica, Inc.*..........................          167,800          2,496,025
  Safeskin Corp.*............................           46,200          3,413,025
  Sybron International Corp.*................          165,400          4,321,075
                                                                    -------------
                                                                       19,279,012
                                                                    -------------
MEDICAL/HEALTH SERVICES -- 0.3%
  Sunrise Assisted Living, Inc.*.............           36,500          1,633,375
                                                                    -------------
OIL/GAS PRODUCTION -- 0.8%
  Valero Energy Corp.........................          117,800          3,931,575
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

OILFIELD SERVICES/EQUIPMENT -- 4.4%
  BJ Services Co.*...........................          105,900      $   3,858,731
  Global Industries, LTD*....................          311,400          6,344,775
  Tuboscope, Inc.*...........................          149,400          2,838,600
  Veritas DGC, Inc.*.........................          107,100          5,415,244
  Western Atlas, Inc.*.......................           39,300          3,040,838
                                                                    -------------
                                                                       21,498,188
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 5.3%
  Billing Information Concepts Corp.*........          155,000          4,020,312
  Cendant Corp.*.............................          102,300          4,053,637
  Paychex, Inc...............................           60,200          3,472,787
  Renaissance Worldwide, Inc.*...............          169,600          4,653,400
  Robert Half International, Inc.*...........          202,700          9,729,600
                                                                    -------------
                                                                       25,929,736
                                                                    -------------
OTHER FINANCIAL SERVICES -- 0.6%
  The CIT Group, Inc.*.......................           95,000          3,099,375
                                                                    -------------
OTHER HEALTH SERVICES -- 0.4%
  McKesson Corp..............................           33,900          1,957,725
                                                                    -------------
OTHER PRODUCERS/MANUFACTURING -- 1.3%
  Knoll, Inc.*...............................          160,000          6,170,000
                                                                    -------------
OTHER TECHNOLOGY -- 0.6%
  CHS Electronics, Inc.*.....................          151,600          2,842,500
                                                                    -------------
PAPER -- 1.0%
  Bowater, Inc...............................           56,600          3,194,363
  Fort James Corp............................           32,000          1,466,000
                                                                    -------------
                                                                        4,660,363
                                                                    -------------
PUBLISHING -- 1.4%
  Valassis Communications, Inc.*.............          170,000          6,970,000
                                                                    -------------
RESTAURANTS -- 1.1%
  CKE Restaurants, Inc.......................          144,100          5,295,675
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.2%
  Advanced Micro Devices, Inc.*..............          118,400          3,441,000
  ASM Lithography Holding NV*................           32,200          2,976,488
  DII Group, Inc.............................           46,200            993,300
  Level One Communications, Inc.*............          141,900          3,334,650
  Uniphase Corp.*............................          119,100          5,009,644
                                                                    -------------
                                                                       15,755,082
                                                                    -------------
SOFTWARE -- 12.7%
  AXENT Technologies, Inc.*..................           66,700          2,034,350
  BMC Software, Inc.*........................           80,500          6,746,906
  Compuware Corp.*...........................          185,700          9,168,938
  Hyperion Software Corp.*...................           53,600          2,371,800
  Industri-Matematik International Corp.*....          171,100          5,368,263
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  PeopleSoft, Inc.*..........................          147,000      $   7,745,063
  Platinum Technology, Inc.*.................          250,300          6,445,225
  Saville Systems, PLC -- Sponsored ADR*.....          133,300          6,831,625
  Siebl Systems, Inc.*.......................          131,800          3,789,250
  Veritas Software Corp.*....................          112,900          6,675,213
  Visio Corp.*...............................          102,200          4,394,600
                                                                    -------------
                                                                       61,571,233
                                                                    -------------
SPECIALTY CHAINS -- 3.8%
  Borders Group, Inc.*.......................          190,200          6,478,688
  General Nutrition Companies, Inc.*.........          224,400          8,919,900
  Office Depot, Inc.*........................           97,000          3,019,125
                                                                    -------------
                                                                       18,417,713
                                                                    -------------
TELECOMMUNICATION SERVICES -- 3.6%
  ICG Communications, Inc.*..................          146,300          5,449,675
  IDT Corp.*.................................           90,100          3,378,750
  LCI International, Inc.....................          160,000          6,160,000
  Pacific Gateway Exchange, Inc.*............           41,500          2,375,875
                                                                    -------------
                                                                       17,364,300
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 3.6%
  Advanced Fibre Communications, Inc.*.......          170,600          6,205,575
  CIENA Corp.*...............................          107,500          4,582,188
  Omnipoint Corp.*...........................          232,400          6,855,800
                                                                    -------------
                                                                       17,643,563
                                                                    -------------
TEXTILES -- 1.1%
  Westpoint Stevens, Inc.*...................          186,200          5,329,975
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $373,354,527).........................................        485,616,906
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 0.9%
---------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $4,594,000)........................     $  4,594,000          4,594,000
                                                                    -------------
TOTAL INVESTMENTS -- 100.8%
  (Cost $377,948,527).........................................        490,210,906
LIABILITIES IN EXCESS OF OTHER ASSETS (0.8%)..................         (3,707,968)
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 486,502,938
                                                                    -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Arthur E. Nicholas,
                                Managing Partner
                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                               Andrew Gallagher,
                           Partner, Portfolio Manager

  GOAL: The Nicholas-Applegate Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing in the equity securities of U.S. growth companies, emphasizing large-sized firms.

  REVIEW AND OUTLOOK: The Large Cap Growth Fund performed exceptionally well during the period as stocks of large companies attained record highs. The Fund returned 62.5% for the year, outperforming its benchmark the S&P 500 which returned 48.0%.

  Domestic large-cap stocks as an asset class benefited from investor worries over the impact of the Southeast Asian economic crisis on the U.S. economy and consequent flight to the perceived safety of the stocks of large companies. This, combined with the strength of the domestic economy, falling interest rates and consumer confidence reaching an all-time high, contributed to extremely positive performance for the asset class. The Large Cap Growth Fund invested in the stocks of many companies that performed exceptionally well in this strong environment.

  For example, many technology companies, while suffering a temporary setback surrounding the Southeast Asian economic crisis in October, performed very well for the year as a whole. The Fund remained focused on the stocks of companies that were either minimally impacted or actually benefited from Asia's economic troubles, such as several software and telecommunications companies. For example, Compuware, a computer consulting firm, performed very well for the Fund. Compuware benefited from its ability to work with companies affected by the year 2000 problem. Tellabs Inc., was another contributor to the Fund's solid performance. Tellabs benefited by its continuing to sell computer parts to China, a region not as affected by the Southeast Asian crisis.

  The year's consumer-driven economy boosted the business of many financial and consumer-services companies. For example, American Express was among the Fund's top performers for the year based on its benefiting from favorable credit quality trends. Media company, Time Warner Inc., benefited from high demand for motion pictures, as well as increasing its services to existing cable subscribers. The Fund also invested in the stocks of several successful retailers, such as department store chain Dayton Hudson, which delivered solid earnings growth as a result of strong in-store sales.

  Looking forward, we maintain our positive outlook for the Large Cap Growth Fund as we continue to find plentiful opportunities for positive, sustainable and timely growth in a healthy economic environment.

                            REPRESENTATIVE HOLDINGS

                                    Airtouch
                                American Express
                                   Compuware
                                 Dayton Hudson
                                      HBO
                                    Tellabs
                                  Time Warner
                                 US West Media
                                 Warner-Lambert
                                    Worldcom

--------------------------------------------------------------------------------

LARGE CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE LARGE CAP GROWTH ADVISORY PORTFOLIO WITH THE RUSSELL 1000 GROWTH INDEX.

                                 TOTAL RETURN                          SINCE
 1 YEAR                        SINCE INCEPTION                       INCEPTION
 62.47%                         As of 03/31/98                        51.59%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LARGE CAP GROWTH ADVISORY PORTFOLIO    RUSSELL 1000 GROWTH INDEX
 27-DEC-96                $10,000.00                       $10,000.00
31-Jan-97                              $10,888.65                   $10,538.08
28-Feb-97                              $10,706.64                   $10,466.42
31-Mar-97                              $10,385.44                    $9,899.98
30-Apr-97                              $10,781.58                   $10,557.34
31-May-97                              $11,991.43                   $11,319.26
30-Jun-97                              $12,430.41                   $11,772.03
31-Jul-97                              $13,982.87                   $12,812.68
31-Aug-97                              $13,661.67                   $12,063.14
30-Sep-97                              $14,357.60                   $12,656.77
31-Oct-97                              $14,336.19                   $12,188.47
30-Nov-97                              $14,158.22                   $12,706.11
31-Dec-97                              $14,373.72                   $12,848.42
31-Jan-98                              $14,599.99                   $13,232.59
28-Feb-98                              $15,946.85                   $14,227.94
31-Mar-98                              $16,873.50                   $14,795.07

This graph compares a $10,000 investment in the Large Cap Growth Advisory Portfolio with the Russell 1000 Growth Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The Portfolio commenced operations on 7/21/97. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
------------------------------------------------------------------------
AIRLINES -- 2.5%
  AMR Corp.*.................................     2,100    $     300,694
                                                           -------------
BIOTECHNOLOGY -- 1.3%
  Medimmune, Inc.*...........................     2,800          154,350
                                                           -------------
BROADCASTING -- 2.9%
  Tele-Communications, Inc. Class A*.........    11,400          354,469
                                                           -------------
BUILDINGS MATERIALS' CHAINS -- 0.9%
  Home Depot, Inc............................     1,600          107,900
                                                           -------------
COMPUTER/OFFICE AUTOMATION -- 7.4%
  Bay Networks, Inc..........................     7,500          203,437
  Computer Sciences Corp.....................     6,400          352,000
  Sterling Commerce, Inc.*...................     7,500          347,812
                                                           -------------
                                                                 903,249
                                                           -------------
DEPARTMENT/DISCOUNT STORES -- 9.8%
  Costco Companies, Inc.*....................     6,000          321,000
  Dayton Hudson Corp.........................     3,700          325,600
  K-Mart Corp.*..............................    21,400          357,112
  Wal-Mart Stores, Inc.......................     3,800          193,087
                                                           -------------
                                                               1,196,799
                                                           -------------
DRUGS/PHARMACEUTICALS -- 8.9%
  Alza Corp.*................................     8,500          380,906
  Forest Laboratories, Inc. Class A*.........     4,800          180,000
  Schering-Plough Corp.......................     3,400          277,737
  Warner-Lambert Co..........................     1,500          255,469
                                                           -------------
                                                               1,094,112
                                                           -------------
ELECTRONICS/MUSIC CHAINS -- 2.9%
  Tandy Corp.................................     7,600          357,200
                                                           -------------
ENTERTAINMENT -- 2.3%
  Time Warner, Inc...........................     4,000          288,000
                                                           -------------
FINANCE COMPANIES -- 5.0%
  American Express Co........................     3,100          284,619
  Newcourt Credit Group......................     6,500          325,000
                                                           -------------
                                                                 609,619
                                                           -------------
GROCERY PRODUCTS -- 0.5%
  Keebler Foods Co...........................     2,200           66,000
                                                           -------------
INVESTMENT COMPANIES -- 5.9%
  Merrill Lynch & Co.*.......................     1,400          116,200
  Tele-Communications TCI Venture Group Class
    A........................................    17,200          302,075
  Waddell & Reed Financial, Inc..............    11,700          304,200
                                                           -------------
                                                                 722,475
                                                           -------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 2.7%
  United Heathcare Corp......................     5,100          330,225
                                                           -------------
MILITARY/DEFENSE -- 2.8%
  General Motors Corp. Class H*..............     7,500          339,375
                                                           -------------
MONEY-CENTER BANKS -- 1.9%
  PNC Bank Corp..............................     3,900          233,756
                                                           -------------

                                                NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 2.3%
  Schlumberger, Ltd..........................     3,800    $     287,850
                                                           -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 2.4%
  Cendant Corp.*.............................     7,500          297,187
                                                           -------------
OTHER CONSUMER SERVICES -- 0.3%
  America Online, Inc.*......................       600           40,987
                                                           -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.4%
  HBO & Co...................................     2,900          175,087
                                                           -------------
OTHER PRODUCERS/MANUFACTURING -- 2.6%
  Tyco International, Ltd....................     5,900          322,288
                                                           -------------
RESTAURANTS -- 2.2%
  McDonald's Corp............................     4,400          264,000
                                                           -------------
SOFTWARE -- 2.1%
  Compuware Corp.*...........................     5,300          261,688
                                                           -------------
SPECIALTY CHAINS -- 2.4%
  Gap, Inc...................................     6,600          297,000
                                                           -------------
SPECIALTY INSURERS -- 1.6%
  MGIC Investment Corp.......................     2,900          190,494
                                                           -------------
TELECOMMUNICATIONS EQUIPMENT -- 8.4%
  Ascend Communications, Inc.*...............     7,400          280,275
  Ciena Corp.*...............................     4,100          174,763
  Loral Space and Communications, Ltd.*......     5,600          156,450
  Lucent Technologies, Inc...................       700           89,513
  Tellabs, Inc.*.............................     4,900          328,913
                                                           -------------
                                                               1,029,914
                                                           -------------
TELECOMMUNICATIONS SERVICES -- 10.4%
  Airtouch Communications, Inc.*.............     7,400          362,138
  Nextel Communications, Inc. Class A*.......     6,400          216,000
  U.S. West, Inc.*...........................     9,000          312,750
  WorldCom, Inc.*............................     8,800          378,950
                                                           -------------
                                                               1,269,838
                                                           -------------
TELEPHONE -- 2.9%
  AT&T Corp..................................     3,000          196,875
  Global Telesystems Group, Inc.*............     3,400          158,950
                                                           -------------
                                                                 355,825
                                                           -------------
TOTAL COMMON STOCKS
  (Cost $10,195,677)....................................      11,850,381
                                                           -------------
                                               PRINCIPAL
                                                AMOUNT
------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.4%
------------------------------------------------------------------------
  Associates First Capital Corp. 6.050%,
    04/01/98 (Cost $424,000).................  $424,000          424,000
                                                           -------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $10,619,677)....................................      12,274,381
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).........         (15,034)
                                                           -------------
NET ASSETS -- 100.0%....................................   $  12,259,347
                                                           -------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                                Sandra K. Durn,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return by investing primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: Bolstered by a strong bond market and solid returns among U.S. equities, the Income & Growth Fund delivered outstanding results from April 1, 1997 through March 31, 1998. The Fund returned 31.5% during the 12-month period, outperforming its benchmark, the First Boston Convertible Index, which was up 25.9%. Issue selection and the advance in small- and mid-cap stocks during the first six months of the fiscal year contributed to the Fund's gains.

  During the fiscal year, the Fund continued to deliver returns consistent with our objective of participating in the markets upswings, without as much of the downswings. We seek to capture approximately 70% to 80% of the upside performance of the underlying equities with only 50% or less of the downside exposure. From April 1 through December 31, 1997, the Fund participated in 72.3% of the gain of the S&P 500 Index, which was up 29.8% in the period.

  As an example of downside protection, when the S&P 500 Index dipped 5.6% in August amid the downturn in the large- and mid-cap segments of the market, the Income & Growth Fund was off just 1.3% -- a participation rate of 22.5%.

  During the fiscal year, we increased the Fund's allocation among select issues in the consumer services, retail trade, commercial/industrial services, and healthcare services sectors.

  Among the Fund's best-performing holdings was Home Depot, North America's largest home improvement retailer currently operating 584 warehouse-style home centers. The company benefits from being a leading innovator in home improvement with a level of customer service among the best in the industry.

  Airtouch Communications, a major wireless telecommunications holding company, also made a positive contribution to the Fund in the fiscal year. Airtouch has significant cellular interests in the United States, Europe, and Asia. The company is one of the largest providers of paging services in the United States, and is forecast to benefit from growth in infrastructure and technology development.

  We believe convertibles continue to provide investors with appreciation potential and downside protection. Looking ahead, we remain confident of our bottom-up approach and our ability to reward shareholders with long-term results and limited downside risk.

                            REPRESENTATIVE HOLDINGS

                            Airtouch Communications
                              Affiliated Computer
                                 America Online
                              Central Garden & Pet
                                     Ciber
                                Evergreen Media
                              Family Golf Centers
                                   Home Depot
                                     K Mart
                          Loral Space & Communication

--------------------------------------------------------------------------------

INCOME & GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH ADVISORY PORTFOLIO WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98
 1 YEAR                            5 YEARS                           10 YEARS
 31.54%                             17.16%                            17.69%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INCOME AND GROWTH    FIRST BOSTON INDEX
              ADVISORY PORTFOLIO       CONVERTIBLE
31-Dec-86              $10,000.00           $10,000.00
31-Dec-87               $9,663.34            $9,977.54
31-Dec-88              $11,555.85           $11,315.70
31-Dec-89              $14,800.60           $12,872.89
31-Dec-90              $15,035.29           $11,986.43
31-Dec-91              $20,751.93           $15,476.19
31-Dec-92              $22,736.71           $18,196.62
31-Dec-93              $28,832.09           $21,571.50
31-Dec-94              $26,576.57           $20,554.30
31-Dec-95              $32,416.83           $25,429.45
31-Dec-96              $39,126.14           $28,949.79
31-Dec-97              $48,155.46           $33,848.68
31-Mar-98              $52,218.49           $36,627.28

This graph compares a $10,000 investment in Income & Growth Advisory Portfolio with a similar investment in the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement on 8/31/95. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 6.0%
---------------------------------------------------------------------------------
GAS UTILITIES -- 1.9%
  MCN Energy Group, Inc......................           69,530      $   2,598,684
  MCN Energy Group, Inc., (Prides)...........           68,700          2,241,337
                                                                    -------------
                                                                        4,840,021
                                                                    -------------
REGIONAL/COMMERCIAL BANKS -- 0.5%
  First Security Corp........................           51,500          1,226,344
                                                                    -------------
REITS -- 3.6%
  CenterPoint Properties Corp................           53,800          1,866,187
  CRIIMI MAE, Inc............................          104,500          1,613,219
  Mack-Cali Realty Corp......................           51,089          1,995,664
  Reckson Associates Realty Corp.............           74,366          1,961,403
  Spieker Properties, Inc....................           41,621          1,716,866
                                                                    -------------
                                                                        9,153,339
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $12,401,813)..........................................         15,219,704
                                                                    -------------
---------------------------------------------------------------------------------
PREFERRED STOCK -- 35.6%
---------------------------------------------------------------------------------
ADVERTISING -- 1.3%
  Snyder Strypes Trust, 6.50%................           77,400          3,279,825
                                                                    -------------
AIRLINES -- 0.5%
  Trans World Airlines, $4.625...............           15,000          1,260,000
                                                                    -------------
AUTOMATIVE EQUIPMENT -- 0.9%
  Federal-Mogul Finance Trust, 7.00%.........           37,500          2,221,875
                                                                    -------------
BROADCASTING -- 5.4%
  Chancellor Media Corp., $3.00..............           17,300          1,649,987
  Chancellor Media Corp., Series A, 12.25%...           11,700          1,664,325
  CSC Holdings, Inc., Series I, 8.50%........           60,000          3,082,500
  Evergreen Media Corp., $3.00...............           41,310          3,939,941
  Merrill Lynch & Co., Series COX, 6.00%
    (Strypes)................................           94,700          3,338,175
                                                                    -------------
                                                                       13,674,928
                                                                    -------------
DEPT/DISCOUNT STORES -- 0.9%
  Kmart Financing I, 7.75%...................           35,400          2,221,350
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 2.0%
  McKesson Financing Trust., 5.00%...........           60,700          4,962,225
                                                                    -------------
ELECTRIC UTILITIES -- 1.0%
  AES Trust II, 5.50%........................           47,000          2,649,625
                                                                    -------------
ENTERTAINMENT -- 0.4%
  Royal Caribbean Cruises, Series A, 7.25%...            9,600          1,060,800
                                                                    -------------
FINANCE COMPANIES -- 4.0%
  Finova Finance Trust, 5.50%................           46,920          3,683,220
  Salomon Smith Barney Holding, Series CSN,
    6.25%....................................           39,250          2,619,937
  H.F. Ahmanson, Series D, 6.00%.............           23,698          3,774,641
                                                                    -------------
                                                                       10,077,798
                                                                    -------------
GROCERY PRODUCTS -- 0.6%
  Suiza Capital Trust II, 5.50%..............           30,300          1,522,575
                                                                    -------------
LIFE INSURERS -- 2.4%
  Conseco Finance Trust IV, Series F, 7.00%
    (Prides).................................           50,300          3,033,719

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

LIFE INSURERS (CONTINUED)

  Protective Life Capital Trust II, 6.50%
    (Prides).................................           48,100      $   2,970,175
                                                                    -------------
                                                                        6,003,894
                                                                    -------------
OIL REFINING/MARKETING -- 0.6%
  Tosco Financing Trust, 5.75%...............           26,200          1,606,387
                                                                    -------------
OIL/GAS PRODUCTION -- 0.8%
  Devon Financing Trust, $3.25...............            5,700            397,931
  Devon Financing Trust, $3.25...............           24,576          1,715,712
                                                                    -------------
                                                                        2,113,643
                                                                    -------------
OTHER COMM/INDUSTRIES SERVICES -- 1.0%
  Merrill Lynch & Co., "CBR", 7.875%.........           36,800          2,502,400
                                                                    -------------
PIPELINES -- 1.8%
  Williams Companies, Inc., $3.50............           30,300          4,444,646
                                                                    -------------
PUBLISHING -- 1.3%
  Houston Industries, Inc., 7.00% (Aces).....           53,900          3,493,394
                                                                    -------------
SAVINGS & LOAN/THRIFTS -- 1.0%
  Sovereign Bancorp, Series B, 6.25%.........           19,140          2,545,620
                                                                    -------------
SPECIALTY INSURERS -- 1.4%
  Merrill, 6.50%, "MTG" (Strypes)............           30,900          3,437,625
                                                                    -------------
TELECOMMUNICATION EQUIPMENT -- 2.3%
  LM Ericcson Telephone Co., 4.25%...........          476,370          3,155,951
  Loral Space & Communications Ltd*..........           34,600          2,631,762
                                                                    -------------
                                                                        5,787,713
                                                                    -------------
TELECOMMUNICATION SERVICES -- 4.0%
  Airtouch Communications, Series C, 4.25%...           53,618          3,806,878
  Intermedia Communication, Series E,
    7.00%*...................................           25,000            884,375
  SBC Communications, Inc., "TMX" (DECS),
    7.75%....................................           51,000          2,607,375
  Worldcom, Inc., 8.00%......................           18,140          2,707,395
                                                                    -------------
                                                                       10,006,023
                                                                    -------------
TELEPHONE -- 2.0%
  Nextlink Communications 6.50%..............           31,000          1,495,750
  US West Inc., Series D, 4.50%..............           52,900          3,782,350
                                                                    -------------
                                                                        5,281,100
                                                                    -------------
TOTAL PREFERRED STOCK
  (Cost $71,225,030)..........................................         90,150,446
                                                                    -------------
                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
CORPORATE BONDS -- 57.4%
---------------------------------------------------------------------------------
ADVERTISING -- 2.1%
  Omnicom Group, CV
    4.250%, 01/03/07.........................     $  3,441,000          5,367,960
                                                                    -------------
BIOTECHNOLOGY -- 1.1%
  Aviron, CV
    5.750%, 04/01/05.........................        1,164,000          1,117,440
  Centocor, Inc., CV
    4.750%, 02/15/05.........................        1,530,000          1,679,175
                                                                    -------------
                                                                        2,796,615
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

BROADCASTING -- 1.2%
  Clear Channel Communication, CV
    2.625%, 04/01/03.........................     $  3,009,000      $   3,001,478
                                                                    -------------
BUILDING MATERIALS -- 0.6%
  Hexcel Corp., CV
    7.000%, 08/01/03.........................          844,000          1,540,300
                                                                    -------------
BUILDING MATERIALS CHAINS -- 2.5%
  Home Depot Inc., CV
    3.250%, 10/01/01.........................        4,201,000          6,327,756
                                                                    -------------
COMPUTERS/OFFICE AUTOMATION -- 3.6%
  EMC Corp., CV
    3.250%, 03/15/02.........................        1,595,000          2,823,150
  EMC Corp., CV
    3.250%, 03/15/02.........................        1,185,000          2,097,450
  Safeguard Scientifics, CV
    6.000%, 02/01/06.........................        1,245,000          1,606,050
  Veritas Software Corp., CV
    5.250%, 11/01/04.........................        2,268,000          2,704,590
                                                                    -------------
                                                                        9,231,240
                                                                    -------------
CONTRACT DRILLING -- 1.8%
  Loews Corp., CV
    3.125%, 09/15/07.........................        4,554,000          4,485,690
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 2.9%
  Costco Companies Inc., CV*
    0.000%, 08/19/17.........................        6,678,000          4,482,607
  Federated Department Stores, CV
    5.000%, 10/01/03.........................        1,861,000          2,931,075
                                                                    -------------
                                                                        7,413,682
                                                                    -------------
DRUG CHAINS -- 1.9%
  Rite Aid Corp., CV
    5.250%, 09/15/02.........................        4,083,000          4,715,865
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 6.4%
  Alpharma, Inc., CV
    5.750%, 04/01/05.........................        1,550,000          1,534,500
  Athena Neurosciences, Inc., CV
    4.750%, 11/15/04.........................        1,635,000          1,898,644
  Athena Neurosciences, Inc., CV
    4.750%, 11/15/04.........................        2,111,000          2,435,566
  Ominicare, Inc., CV
    5.000%, 12/01/07.........................        1,910,000          2,306,325
  Sandoz Capital BVI Ltd., CV
    2.000%, 10/06/02.........................          900,000          1,500,570
  Sandoz Capital BVI Ltd., Euro, CV
    2.000%, 10/06/02.........................        1,470,000          2,450,931
  Sepracor, Inc., CV
    6.250%, 02/15/05.........................        1,075,000          1,218,781
  Sepracor, Inc., CV
    7.000%, 12/01/02.........................          685,000          1,508,713
  Sepracor, Inc., Euro, CV
    7.000%, 12/01/02.........................          649,000          1,429,423
                                                                    -------------
                                                                       16,283,453
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 2.7%
  Automatic Data Processing, CV*
    0.000%, 02/20/12.........................        5,177,000          4,575,174
                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

ELECTRONIC DATA PROCESSING (CONTINUED)

  Affiliated Computer Services, CV
    4.000%, 03/15/05.........................     $  2,288,000      $   2,290,860
                                                                    -------------
                                                                        6,866,034
                                                                    -------------
ELECTRONIC INSTRUMENTS -- 2.6%
  ADT Operations, Inc., CV*
    0.000%, 07/06/10.........................        3,358,000          4,974,038
  SCI Systems, Inc., CV
    5.000%, 05/01/06.........................          878,000          1,433,335
                                                                    -------------
                                                                        6,407,373
                                                                    -------------
ENTERTAINMENT -- 1.6%
  Family Golf Centers, Inc., CV
    5.750%, 10/15/04.........................        2,106,000          2,643,030
  Imax Corp., CV
    5.750%, 04/01/03.........................        1,000,000          1,441,250
                                                                    -------------
                                                                        4,084,280
                                                                    -------------
ENVIRONMENTAL SERVICES -- 1.8%
  USA Waste Services, Inc., CV
    4.500%, 06/01/01.........................        2,015,000          3,123,250
  USA Waste Services, Inc., CV
    4.000%, 02/01/02.........................        1,297,000          1,533,703
                                                                    -------------
                                                                        4,656,953
                                                                    -------------
FOOD CHAINS -- 1.0%
  Whole Foods Market, Inc., CV*
    0.000%, 03/02/18.........................        5,727,000          2,462,610
                                                                    -------------
LODGING -- 2.6%
  Carematrix Corp., CV
    6.250%, 08/15/04.........................        1,914,000          2,299,193
  Hilton Hotels Corp., CV
    5.000%, 05/15/06.........................        3,809,000          4,304,170
                                                                    -------------
                                                                        6,603,363
                                                                    -------------
MACHINERY/EQUIPMENT -- 1.5%
  Thermo Electron Corp., CV
    4.250%, 01/01/03.........................        3,329,000          3,878,285
                                                                    -------------
MEDICAL/HEALTH SERVICES -- 2.1%
  Alternative Living Services, CV
    5.250%, 12/15/02.........................        2,000,000          2,595,000
  Total Renal Care Holdings Inc., CV
    5.625%, 07/15/06.........................        1,856,000          2,635,520
                                                                    -------------
                                                                        5,230,520
                                                                    -------------
MULTI-LINE INSURERS -- 0.7%
  Republic of Italy, CV
    5.000%, 06/28/01.........................          960,000          1,858,800
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
  Baker Hughes, Inc., CV*
    0.000%, 05/05/08.........................        2,498,000          2,074,901
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 3.5%
  Data Processing Resource, CV
    5.250%, 04/01/05.........................        2,295,000          2,481,469
  CUC International, Inc., CV
    3.000%, 02/15/02.........................        4,492,000          6,291,630
                                                                    -------------
                                                                        8,773,099
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

OTHER CONSUMER SERVICES -- 1.9%
  America Online, Inc., CV
    4.000%, 11/15/02.........................     $  3,243,000      $   4,750,995
                                                                    -------------
OTHER HEALTH SERVICES -- 0.5%
  Sunrise Assisted Living, CV
    5.500%, 06/15/02.........................          911,000          1,204,798
                                                                    -------------
PRINTING/FORMS -- 0.9%
  Mail-Well, Inc., CV
    5.000%, 11/01/02.........................        1,917,000          2,319,570
                                                                    -------------
PROPERTY-CASUALTY INSURANCE -- 1.3%
  Mutual Risk Management, Inc., CV*
    0.000%, 10/30/15.........................        4,591,000          3,374,385
                                                                    -------------
RESTAURANTS -- 1.0%
  CKE Restaurants, Inc., CV
    4.250%, 03/15/04.........................        2,671,000          2,657,645
                                                                    -------------
SAVINGS & LOAN/THRIFTS -- 0.7%
  BankAtlantic Bancorp, Inc., CV
    5.625%, 12/01/07.........................        1,435,000          1,739,938
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 0.5%
  Xilinx, Inc., CV
    5.250%, 11/01/02.........................        1,147,000          1,148,434
                                                                    -------------
SOFTWARE -- 2.4%
  Network Associates, Inc.,*
    0.000%, 02/13/18.........................        6,501,000          2,966,081
                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Platinum Technology, Inc., CV
    6.250%, 12/15/02.........................     $  3,041,000      $   3,162,640
                                                                    -------------
                                                                        6,128,721
                                                                    -------------
SPECIALTY CHAINS -- 1.7%
  Staples, Inc. Euro, CV
    4.500%, 10/01/00.........................          150,000            241,125
  Staples, Inc., CV
    4.500%, 10/01/00.........................        2,544,000          4,089,480
                                                                    -------------
                                                                        4,330,605
                                                                    -------------
TELECOMMUNICATIONS SERVICES -- 1.1%
  Smartalk Teleservices, CV
    5.750%, 09/15/04.........................        2,025,000          2,667,938
                                                                    -------------
WHOLESALE DISTRIBUTION -- 0.4%
  Central Garden & Pet Co., CV
    6.000%, 11/15/03.........................          708,000          1,061,115
                                                                    -------------
TOTAL CORPORATE BONDS
  (Cost $120,807,286).........................................        145,444,401
                                                                    -------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $204,434,129).........................................        250,814,551
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.................          2,513,179
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 253,327,730
                                                                    -------------

---------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                              James E. Kellerman,
                           Partner, Portfolio Manager
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                                 Malcom S. Day,
                             CFA, Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities, primarily of U.S. companies, and 40% of total assets in debt securities, money market instruments, and short-term investments.

  REVIEW AND OUTLOOK: Nicholas-Applegate's Balanced Growth Fund gained 40.2% versus a 32.9% gain for a balanced index comprised of 60% S&P 500 Index and 40% Lehman Government/Corporate Bond Index.

  A powerful domestic economy, low inflation, and stable interest rates contributed to a positive environment for U.S. stocks throughout the fiscal year. This environment favored companies with strong pricing power fueled by high consumer demand. Transportation companies, including Airborne Freight, recorded positive gains, as did technology companies in spite of initial setbacks caused by the Asian economic crisis.

  For the fiscal year, the positive, long-term fundamentals for the U.S. fixed income market overcame cyclically strong economic activities. The period was characterized by the presence of low inflation and declining long-term interest rates in conflict with tight labor markets, economic strength, and low unemployment. The Asian economic and monetary crises also affected the fixed income market as expectations for a significant change in the balance of trade with Asian nations affected forecasts for U.S. economic activity. While interest rates remained unchanged during the period, the bond market fluctuated as expectations of future Fed activity shifted.

  Looking ahead, we believe the long-term prospects for fixed income investing remain promising based upon conservative U.S. fiscal policy and increased global competition which is contributing to a disinflationary trend. However, in the short to intermediate term, a relatively strong economy, strong money growth, and tight labor markets create an environment where interest rates may need to be raised to ease cyclical pressures on inflation. While maintaining our current neutral to slightly defensive stance on interest rates, we seek to add additional value through tactical yield-curve decisions and by identifying opportunities among diverse sectors. Similarly, we remain confident of our ability to deliver favorable long-term results through stock selection.

                            REPRESENTATIVE HOLDINGS

                                   Ameritech
                                      AT&T
                                Chase Manhattan
                                 Dell Computer
                                Schering Plough
                              United Technologies
                             Australia 7.5% 7/15/05
                             Foodmaker 9.25% 3/1/99
                                 IMCHE 97-5 A5
                            KN Energy 7.45% 3/1/2098

--------------------------------------------------------------------------------

BALANCED GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH ADVISORY PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 40.21%                             21.90%                            15.72%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BALANCED GROWTH     BALANCED 60/40
             ADVISORY PORTFOLIO         INDEX
19-Apr-93             $10,000.00         $10,000.00
30-Jun-93             $11,052.00         $10,167.89
30-Sep-93             $11,690.00         $10,460.54
31-Dec-93             $11,360.00         $10,593.91
31-Mar-94             $10,978.00         $10,220.09
30-Jun-94             $10,329.00         $10,196.47
30-Sep-94             $10,871.00         $10,516.10
31-Dec-94             $10,680.00         $10,533.05
31-Mar-95             $11,371.00         $11,358.01
30-Jun-95             $12,423.00         $12,302.76
30-Sep-95             $13,418.00         $12,982.35
31-Dec-95             $13,229.00         $13,694.89
31-Mar-96             $13,695.00         $14,001.13
30-Jun-96             $14,508.00         $14,403.65
30-Sep-96             $15,058.00         $14,779.90
31-Dec-96             $15,460.00         $15,701.27
31-Mar-97             $14,690.00         $15,904.46
30-Jun-97             $16,693.00         $17,775.90
30-Sep-97             $19,072.00         $18,834.70
31-Dec-97             $18,781.21         $19,411.09
31-Mar-98             $20,596.14         $21,139.22

This graph compares a $10,000 investment in the Balanced Growth Advisory Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Advisory Portfolio's registration statement was on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 58.3%
----------------------------------------------------------------------------
AEROSPACE -- 1.8%
  United Technologies Corp...................        6,400      $    590,800
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.7%
  Airborne Freight Corp......................        5,600           210,700
                                                                ------------
AIRLINES -- 0.3%
  AMR Corp.*.................................          700           100,231
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.8%
  Canandaigua Brands, Inc. Class A*..........        4,800           274,200
                                                                ------------
APPAREL -- 0.9%
  Jones Apparel Group, Inc.*.................        2,700           148,669
  Stride Rite Corp...........................       11,100           150,544
                                                                ------------
                                                                     299,213
                                                                ------------
AUTOMOBILES -- 1.1%
  General Motors Corp........................        5,600           377,650
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 1.3%
  Federal-Mogul Corp.........................        2,400           127,650
  SPX Corp.*.................................        4,000           305,250
                                                                ------------
                                                                     432,900
                                                                ------------
BEVERAGES/SOFT DRINKS -- 1.8%
  Pepsico, Inc...............................       14,100           601,894
                                                                ------------
BUILDING MATERIALS CHAINS -- 0.7%
  Centex Construction Products, Inc..........        6,600           240,487
                                                                ------------
CHEMICALS -- 2.3%
  Dow Chemical Co.*..........................        5,100           495,975
  Lyondell Petrochemical Co..................        7,500           255,469
                                                                ------------
                                                                     751,444
                                                                ------------
CLOTHING CHAINS -- 2.8%
  Ross Stores, Inc...........................       11,400           503,025
  TJX Companies, Inc.........................        9,200           416,300
                                                                ------------
                                                                     919,325
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 2.4%
  Compaq Computer Corp.......................        4,900           126,787
  Dell Computer Corp.*.......................        9,800           663,950
                                                                ------------
                                                                     790,737
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.4%
  Abbott Labs, Inc...........................        2,000           150,625
  Johnson & Johnson, Inc.....................        3,500           256,594
  Schering Plough Corp.......................        8,700           710,681
                                                                ------------
                                                                   1,117,900
                                                                ------------
ELECTRIC UTILITIES -- 1.0%
  FPL Group, Inc.............................        5,100           327,675
                                                                ------------
ENTERTAINMENT -- 0.6%
  Walt Disney Co.*...........................        1,700           181,475
                                                                ------------
FINANCE COMPANIES -- 2.4%
  Federal National Mortgage Association......        8,000           506,000

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

FINANCE COMPANIES (CONTINUED)

  SLM Holding Corp...........................        6,300      $    274,837
                                                                ------------
                                                                     780,837
                                                                ------------
FOOD CHAINS -- 1.0%
  Albertsons, Inc.*..........................        6,400           336,800
                                                                ------------
GROCERY PRODUCTS -- 1.4%
  Dean Foods Co..............................        4,000           201,250
  Interstate Bakeries Corp...................        7,600           245,575
                                                                ------------
                                                                     446,825
                                                                ------------
INTEGRATED OIL COMPANIES -- 4.0%
  Exxon Corp.................................        6,700           453,087
  Mobil Corp.................................        7,300           559,362
  Phillips Petroleum Co......................        6,000           299,625
                                                                ------------
                                                                   1,312,074
                                                                ------------
INVESTMENT COMPANIES -- 0.7%
  Bear Stearns Co., Inc......................        2,020           103,778
  Morgan Stanley Dean Witter Discover &
    Co.*.....................................        1,800           131,175
                                                                ------------
                                                                     234,953
                                                                ------------
MACHINERY/EQUIPMENT -- 0.3%
  Caterpillar, Inc...........................        1,900           104,619
                                                                ------------
METALS -- 0.6%
  Bethlehem Steel Corp.*.....................       15,500           210,219
                                                                ------------
MONEY-CENTER BANKS -- 2.1%
  Chase Manhattan Corp.......................        4,200           566,475
  Suntrust Banks, Inc........................        1,500           113,062
                                                                ------------
                                                                     679,537
                                                                ------------
MULTI-LINE INSURERS -- 1.2%
  Torchmark Corp.............................        5,000           229,062
  Travelers Group, Inc.......................        2,700           162,000
                                                                ------------
                                                                     391,062
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 1.9%
  Procter & Gamble Co........................        7,600           641,250
                                                                ------------
OTHER FINANCIAL SERVICES -- 1.3%
  SunAmerica, Inc............................        8,700           416,513
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.1%
  Crane Co...................................        4,300           227,900
  Tyco International Ltd.....................        2,200           120,175
                                                                ------------
                                                                     348,075
                                                                ------------
PAPER -- 1.0%
  Fort James Corp............................        7,300           334,431
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 2.4%
  Allstate Corp.*............................        5,500           505,656
  Orion Capital Corp.........................        5,400           295,313
                                                                ------------
                                                                     800,969
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

PUBLISHING -- 0.8%
  Valassis Communication, Inc................        6,200      $    254,200
                                                                ------------
RECREATIONAL PRODUCTS -- 0.3%
  Mattel, Inc.*..............................        2,200            87,175
                                                                ------------
RESTAURANTS -- 0.5%
  Foodmaker, Inc.*...........................        8,100           156,938
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.8%
  GreenPoint Financial Corp..................        7,000           251,563
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 0.9%
  Intel Corp.................................        3,900           304,444
                                                                ------------
SOAPS/COSMETICS -- 0.9%
  Colgate-Palmolive Co.......................        1,600           138,600
  Gillette Co................................        1,400           166,162
                                                                ------------
                                                                     304,762
                                                                ------------
SOFTWARE -- 2.2%
  BMC Software, Inc.*........................        5,400           452,588
  Microsoft Corp.*...........................        3,200           286,400
                                                                ------------
                                                                     738,988
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  Tekelec, Inc.*.............................        6,600           299,475
                                                                ------------
TELECOMMUNICATIONS SERVICES -- 2.6%
  AirTouch Communications, Inc.*.............        5,300           259,369
  Ameritech Corp.............................       12,300           608,081
                                                                ------------
                                                                     867,450
                                                                ------------
TELEPHONE -- 3.7%
  AT&T Corp.*................................        7,700           505,312
  Bellsouth Corp.............................       10,700           722,919
                                                                ------------
                                                                   1,228,231
                                                                ------------
TEXTILES -- 0.7%
  Carlisle Cos., Inc.........................        4,500           221,062
                                                                ------------
TOBACCO PRODUCTS -- 0.7%
  Philip Morris Co., Inc.....................        5,800           241,788
                                                                ------------
TOTAL COMMON STOCK
  (Cost $14,193,969).......................................       19,210,871
                                                                ------------
----------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
----------------------------------------------------------------------------
BROADCASTING -- 0.4%
  Chancellor Media Corp. Series A, 12.25%....        1,000           142,250
                                                                ------------
TELECOMMUNICATIONS -- 0.4%
  IXC Communications, Inc., 12.50%*..........        1,060           129,320
                                                                ------------
TOTAL PREFERRED STOCK
  (Cost $241,051)..........................................          271,570
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS -- 0.0%
  Electronic Retailing Systems, Inc.*........           50      $      1,250
                                                                ------------
TOTAL WARRANTS
  (Cost $2,036)............................................            1,250
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 16.5%
----------------------------------------------------------------------------
AIRLINES -- 0.6%
  Continental Airlines
    6.648%, 09/15/17.........................     $135,000           134,823
  Trans World Airlines
    11.375%, 03/01/06........................       50,000            50,625
                                                                ------------
                                                                     185,448
                                                                ------------
BANKS -- 1.1%
  Bank of Scotland
    7.000%, 11/29/49.........................      125,000           125,625
  First Union Corp.
    6.875%, 09/15/05.........................      225,000           231,907
                                                                ------------
                                                                     357,532
                                                                ------------
BEVERAGES (NON-ALCOHOLIC) -- 0.9%
  Coca-Cola Enterprises
    6.000%, 03/15/01.........................      110,000           109,645
  Coca-Cola Enterprises
    6.750%, 01/15/38.........................      175,000           173,190
                                                                ------------
                                                                     282,835
                                                                ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.4%
  Cellulosa Arauco Constitution
    6.950%, 09/15/05.........................      125,000           122,812
                                                                ------------
CONSTRUCTION -- 0.2%
  Standard Pacific Corp.
    10.500%, 03/01/00........................       49,000            51,695
                                                                ------------
ELECTRONIC INSTRUMENTS -- 0.1%
  Electronic Retailing Systems, Inc.
    0.000%, 02/01/04*........................       50,000            29,000
                                                                ------------
ELECTRIC UTILITIES -- 0.8%
  Tenaga Nasional Berhad
    7.625%, 04/29/07.........................      100,000            89,256
  Yorkshire Power
    6.154%, 02/25/03.........................      175,000           173,581
                                                                ------------
                                                                     262,837
                                                                ------------
ELECTRONICS -- 0.5%
  Rockwell International Corp.
    5.200%, 01/15/49.........................      200,000           149,895
                                                                ------------
ENTERTAINMENT -- 0.3%
  Imax Corp.
    10.000%, 03/01/01........................      100,000           104,500
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

FINANCIAL SERVICES -- 3.7%
  American Resource Corp.
    7.450%, 12/15/26.........................     $225,000      $    243,493
  Amresco Inc.
    9.875%, 03/15/05.........................       50,000            50,875
  AON Capital Trust A
    8.205%, 01/01/27.........................      100,000           113,122
  Corp. Andina Fom
    6.750%, 03/15/05.........................      125,000           124,245
  Credit Suisse-London
    7.900%, 05/01/07.........................       95,000           100,927
  Hutchison Whampoa
    7.500%, 08/01/27.........................      100,000            90,321
  Lehman Brothers Holdings
    6.625%, 12/27/02.........................      200,000           202,356
  MCII Holdings
    0.000%, 11/15/02*........................       50,000            47,250
  Cowen Financial Corp.
    11.875, 10/01/03.........................       75,000            85,500
  Resource America, Inc.
    12.000%, 08/01/04........................      150,000           157,500
                                                                ------------
                                                                   1,215,589
                                                                ------------
FOOD -- 0.4%
  Tyson Foods
    7.000%, 01/15/28.........................      150,000           148,224
                                                                ------------
INSURANCE -- 0.3%
  Jackson National Life Insurance Co.
    8.150%, 03/15/27.........................      100,000           111,486
                                                                ------------
MACHINERY -- 0.3%
  Interlake Corp.
    12.125%, 03/01/02........................      100,000           103,000
                                                                ------------
MULTI-LINE INSURANCE -- 0.3%
  Travelers Group
    6.875%, 02/15/49.........................      110,000           107,284
                                                                ------------
NATURAL GAS UTILITIES -- 1.1%
  Kn Energy Inc.
    7.450%, 03/01/47.........................      180,000           181,407
  Kn Energy Inc.
    6.450%, 03/01/03.........................      170,000           170,136
                                                                ------------
                                                                     351,543
                                                                ------------
OIL -- 0.5%
  Lasmo, Inc.
    6.750%, 12/15/07.........................      160,000           158,000
                                                                ------------
OIL WELL SERVICES -- 0.6%
  Petroleum Geo-Services
    7.125%, 03/30/28.........................      210,000           210,666
                                                                ------------
PRODUCERS/MANUFACTURING -- 0.2%
  Figgie International, Inc.
    9.875%, 10/01/99.........................       50,000            52,000
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
REAL ESTATE/MORTGAGE -- 0.2%
  Criimi Mae, Inc.
    9.125%, 12/01/02.........................     $ 75,000      $     75,468
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.5%
  Hertz Corp.
    7.000%, 01/15/28.........................      125,000           121,808
  Railcar Leasing LLC
    7.125%, 01/15/13.........................       55,000            57,681
                                                                ------------
                                                                     179,489
                                                                ------------
RESTAURANTS -- 0.2%
  Foodmaker, Inc.
    9.250%, 03/01/99.........................       71,000            71,887
                                                                ------------
SPECIALITY RETAILING -- 1.2%
  Musicland Group
    9.000%, 06/15/03.........................      150,000           148,500
  Tandy Corp.
    6.090%, 01/09/02.........................      245,000           242,459
                                                                ------------
                                                                     390,959
                                                                ------------
TELECOMMUNICATIONS -- 1.2%
  Cable & Wireless Communications
    6.375%, 03/06/03.........................      165,000           165,094
  Panamsat Corp.
    6.125%, 01/15/05.........................      250,000           245,698
                                                                ------------
                                                                     410,792
                                                                ------------
TELEPHONE -- 0.6%
  US West Capital Funding
    7.950%, 02/01/47.........................      170,000           193,800
                                                                ------------
WASTE MANAGEMENT -- 0.3%
  WMX Technologies, Inc.
    7.100%, 08/01/26.........................       90,000            93,264
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $5,359,788)........................................        5,420,005
                                                                ------------
----------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 5.3%
----------------------------------------------------------------------------
AUSTRALIA -- 3.6%
  Australian Government
    7.500%, 07/15/05.........................      800,000           590,478
  Queensland Treasury Global
    8.000%, 05/14/03.........................      780,000           572,250
                                                                ------------
                                                                   1,162,728
                                                                ------------
GERMANY -- 1.7%
  German Government Unity Fund
    8.000%, 01/21/02.........................      945,000           573,947
                                                                ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $1,775,479)........................................        1,736,675
                                                                ------------
----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 0.2%
----------------------------------------------------------------------------
INDONESIA -- 0.2%
  PT Polysindo Eka Perkasa Interest
    Promissory Note*.........................        5,000             2,950

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS (Continued)
---------------------------------------------------------
INDONESIA (CONTINUED)

  PT Polysindo Eka Perkasa Interest
    Promissory Note*.........................     $  5,000      $      2,950
  PT Polysindo Eka Perkasa Principal
    Promissory Note*.........................      100,000            59,000
                                                                ------------
TOTAL FOREIGN CORPORATE BONDS
  (Cost $90,726)...........................................           64,900
                                                                ------------
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 3.2%
----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.4%
  Series #2020E
    7.000%, 01/15/28.........................      130,000           133,697
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.3%
  Pool #1994-27 PJ
    6.500%, 06/25/23.........................      350,000           350,763
  Pool #1996-59 K
    6.500%, 07/25/23.........................      400,000           396,000
                                                                ------------
                                                                     746,763
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.5%
  Pool #348872
    7.000%, 07/15/08.........................      159,002           162,336
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $981,642)..........................................        1,042,796
                                                                ------------
----------------------------------------------------------------------------
CMO'S AND ASSET BACKED SECURITIES -- 7.3%
----------------------------------------------------------------------------
AUTO -- 0.8%
  AESOP Funding II 1998-a A
    6.140%, 05/20/06.........................      265,000           262,598
                                                                ------------
BANKS -- 0.4%
  BankBoston Marine Asset Backed Trust 1997-2
    A5
    6.570%, 11/15/09.........................      120,000           121,219
                                                                ------------
MORTGAGE COMMERCIAL -- 3.0%
  Aames Mortgage Trust 1997-D A2A
    5.875%, 12/15/27.........................      250,337           250,415
  DLJ Mortgage Acceptance Corp. 1998-CF1, A1B
    6.410%, 02/15/08.........................      225,000           225,000
  Morgan Stanley Capital I 1998 Hf1 A2
    6.600%, 01/15/08.........................      260,000           262,031
  Nomura Asset Security Corp. 1998-D6, A1B
    6.590%, 03/15/30.........................      260,000           263,819
                                                                ------------
                                                                   1,001,265
                                                                ------------
MORTGAGE HOME EQUITY -- 3.1%
  EQCC Home Equity Loan Trust 1996-4 A4
    6.470%, 08/15/10.........................      255,000           256,355
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

MORTGAGE HOME EQUITY (CONTINUED)

  IMC Home Equity Loan Trust 1997-5 A5
    6.610%, 06/20/13.........................     $235,000      $    235,698
  The Money Store Residential Trust 98-1 A2
    6.200%, 03/15/08.........................      130,000           129,959
  The Money Store Residential Trust 98-1 A3
    6.215%, 02/15/11.........................      260,000           259,594
  SL Commercial Mortgage Trust 1997-C1
    6.875%, 07/25/04.........................      143,357           146,112
                                                                ------------
                                                                   1,027,718
                                                                ------------
TOTAL CMO'S AND ASSET BACKED SECURITIES
  (Cost $2,416,734)........................................        2,412,800
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.5%
----------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.9%
  9.250%, 02/15/16...........................      220,000           298,006
                                                                ------------
U.S. TREASURY BONDS -- 0.6%
  8.500%, 02/15/20...........................      155,000           201,379
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $496,707)..........................................          499,385
                                                                ------------

                                                   NUMBER
                                                  OF SHARES
----------------------------------------------------------------------------
MUTUAL FUND -- 3.3%
----------------------------------------------------------------------------
BLACKROCK 2001 TERM -- 1.6%
                                                    60,000           517,500
                                                                ------------
BLACKROCK STRATEGIC TERM TRUST, INC. -- 1.7%
                                                    65,800           567,525
                                                                ------------
TOTAL MUTUAL FUND
  (Cost $1,054,536)........................................        1,085,025
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.5%
----------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $835,000)..........................     $835,000           835,000
                                                                ------------
TOTAL INVESTMENTS -- 98.9%
  (Cost $27,447,668))......................................       32,580,277
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%..............          363,328
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 32,943,605
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                                 Susan Malone,
                               Portfolio Manager
                              James E. Kellerman,
                       Partner, Senior Portfolio Manager
                                  Malcom Day,
                             CFA, Portfolio Manager

  GOAL: The Nicholas-Applegate Government Income Fund seeks to maximize current income by investing primarily in intermediate term debt securities of the U.S. Government and its agencies and instrumentalities.*

  REVIEW AND OUTLOOK: The Government Income Fund returned 12.8% for the fiscal year and 7.9% for the three year period verses its benchmark the Lehman Government Bond Index which returned 12.1% and 8.9% respectively.

  In keeping with our long-term bullish outlook for the bond market, the Fund had a higher level of interest rate sensitivity than did the Intermediate Government Index. Declining interest rates enhanced the Fund's return throughout the year.

  We invested in US government or government agency backed mortgage issues which significantly outperformed treasury securities. As interest rates declined, the mortgage investments were concentrated in those securities which were less exposed to prepayment risk.

  Solid fundamentals and the opportunity for higher returns also made investment in select international bond markets attractive. Our overseas bond holdings, while small, significantly enhanced the Fund's returns.

  The long-term trend toward disinflation in the US remains intact, fueled by conservative fiscal policies, a vigilant Federal Reserve Board, and excess global capacity, which inhibits price increases. As a result, the outlook for the bond market remains favorable.

------------
*The government guarantee of the Fund's portfolio securities does not guarantee the value of the Fund's shares. The Fund's share price will generally fluctuate with changing interest rates or other market conditions.

--------------------------------------------------------------------------------

GOVERNMENT INCOME ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE GOVERNMENT INCOME ADVISORY PORTFOLIO WITH THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 12.80%                             8.34%                              6.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GOVERNMENT INCOME         LEHMAN BROTHERS
               AVISORY PORTFOLIO      GOVERNMENT BOND INDEX
19-Apr-93               $10,000.00                 $10,000.00
30-Jun-93               $10,346.77                 $10,249.56
30-Sep-93               $10,768.51                 $10,582.10
31-Dec-93               $10,740.39                 $10,546.44
31-Mar-94               $10,506.09                 $10,228.83
30-Jun-94               $10,421.74                 $10,111.52
30-Sep-94               $10,431.12                 $10,154.40
31-Dec-94               $10,496.72                 $10,190.82
31-Mar-95               $10,918.46                 $10,670.35
30-Jun-95               $11,593.25                 $11,332.37
30-Sep-95               $11,807.87                 $11,532.20
31-Dec-95               $12,369.24                 $12,058.96
31-Mar-96               $11,986.52                 $11,785.18
30-Jun-96               $11,863.95                 $11,840.65
30-Sep-96               $11,996.84                 $12,040.75
31-Dec-96               $12,409.09                 $12,392.06
31-Mar-97               $12,310.45                 $12,291.38
30-Jun-97               $12,774.98                 $12,716.45
30-Sep-97               $13,242.30                 $13,142.35
31-Dec-97               $13,649.89                 $13,579.00
31-Mar-98               $13,885.71                 $13,783.95

This graph compares a $10,000 investment in the Government Income Advisory Portfolio with the Lehman Brothers Government Bond Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The Portfolio commenced operations on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

The Index reflects the reinvestment of interest income and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The government guarantee of the Fund's portfolio securities does not guarantee the value of the Fund's shares. The Fund's share price will generally fluctuate with changing interest rates or other market conditions.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
GOVERNMENT INCOME FUND

                                               PRINCIPAL
                                                 AMOUNT      VALUE
---------------------------------------------------------------------
AGENCY OBLIGATIONS -- 26.9%
---------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.5%
  Pool # B00623
    9.000%, 6/01/06..........................  $   90,403  $   94,047
  Pool # 43 PG
    6.500%, 12/17/22.........................     145,000     145,544
  Pool # 2020E
    7.000%, 1/15/28..........................     550,000     565,641
                                                           ----------
                                                              805,232
                                                           ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.9%
  Pool # 363503
    9.500%, 6/01/05..........................     122,881     129,178
  Pool # 1994-27 PJ
    6.500%, 6/25/23..........................     255,000     255,556
  Pool # 1996-59 K
    6.500%, 7/25/23..........................      80,000      79,200
                                                           ----------
                                                              463,934
                                                           ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 9.6%
  5.900%, 4/01/98............................     917,000     917,000
                                                           ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.2%
  Pool # 357290
    7.000%, 7/15/08..........................     109,574     111,872
                                                           ----------
TENNESSEE VALLEY AUTHORITY -- 2.7%
  Tennessee Valley Authority - Global, Series
    A
    6.375%, 6/15/05..........................     250,000     255,467
                                                           ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $2,518,592)......................................   2,553,505
                                                           ----------
---------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 13.7%
---------------------------------------------------------------------
AUSTRALIA -- 8.7%
  Australian Government, Series 705
    7.500%, 7/15/05..........................     400,000     295,239
  Queensland Treasury - Global
    8.000%, 5/14/03..........................     725,000     531,899
                                                           ----------
                                                              827,138
                                                           ----------
GERMANY -- 5.0%
  German Government Unity Fund
    8.000%, 1/21/02..........................     790,000     479,808
                                                           ----------
TOTAL FOREIGN BONDS
  (Cost $1,318,359)......................................   1,306,946
                                                           ----------

                                                NUMBER OF
                                                   SHARES    VALUE
---------------------------------------------------------------------
MUTUAL FUNDS -- 10.6%
---------------------------------------------------------------------
  Blackrock 2001 Term Trust, Inc.............      59,700  $  514,913
  Blackrock Strategic Term Trust, Inc........      57,400     495,075
                                                           ----------
TOTAL MUTUAL FUNDS
  (Cost $995,232)........................................   1,009,988
                                                           ----------
                                                PRINCIPAL
                                                   AMOUNT
---------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 48.0%
---------------------------------------------------------------------
U.S. TREASURY BONDS -- 23.3%
  8.500%, 2/15/20............................  $1,710,000   2,221,666
                                                           ----------
U.S. TREASURY NOTES -- 24.7%
  6.250%, 1/31/02............................   2,305,000   2,350,017
                                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,573,433)......................................   4,571,683
                                                           ----------
TOTAL INVESTMENTS -- 99.2%
  (Cost $9,405,616)......................................   9,442,122

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%............      74,725
                                                           ----------
NET ASSETS -- 100.0%.....................................  $9,516,847
                                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                                Pedro V. Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                                 Jon Borchardt,
                               Portfolio Manager
                               Jessica Hilinski,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                Aylin Uckunkaya,
                               Investment Analyst

  GOAL: The Emerging Countries Fund seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Countries Fund delivered outstanding returns during the fiscal year, based on the strength of our superior stock selection and avoidance of stocks affected by the Asian economic crisis. The Fund returned 8.6% in the period, outperforming its benchmark, the MSCI Emerging Markets Free Index, which dropped 13.4%.

  Using our bottom-up stock selection process of investing company-by-company, we were able to avoid much of the negative impact of the economic crisis in Southeast Asia. We eliminated most of our holdings in this region on the basis of their deteriorating fundamentals, prior to the beginning of the crisis.

  The Fund was invested in several solid companies in Hong Kong and China, including Peak International, a Hong Kong-based precision-packaging materials producer with manufacturing facilities in China. The company is a leading low-cost provider of protective packages used for shipping integrated circuits. The Fund drew its strength throughout the year from the stocks of companies in more economically prosperous areas, such as Latin America, South Africa, Israel and Eastern Europe.

  In Mexico, entertainment firm Corporacion Interamericana de Entretenimiento
(CIE), was a strong performer, benefiting from a consumer-led economic recovery. Toward the end of the year, we reduced our weighting in Mexico and invested more heavily in Brazil, where many companies benefited from trends towards restructuring and infrastructure rebuilding.

  In South Africa, where companies have been freed from restrictions on international investment, companies such as computer consultant Dimension Data, performed very well for the Fund.

  In Israel, we have invested in the stocks of start-up technology companies, leveraging off a tax-exempt status.

  Eastern European stocks also performed well in a environment of falling interest rates and the benefits of the impending EMU. Gedeon Richter, a Hungarian pharmaceutical company, and Banco Portugues de Investimento (BPI), a Portuguese bank, were both strong performers during the year.

  We continue to have a positive outlook for the Fund based on our bottom-up method of stock selection and plentiful investment opportunities.

                            REPRESENTATIVE HOLDINGS

                         BPI BCO Port Invest, Portugal
                        Corp Inter Entertainment, Mexico
                            Gedeon Richter, Hungary
                             Grupo Televisa, Mexico
                           Magyar Tavkozlesi, Hungary
                       Mol Magyar Olaj ES Gazip, Hungary
                           Portugal Telecom, Portugal
                                Telebras, Brazil
                          Telec Do Rio Janeiro, Brazil
                                 Telesp, Brazil

--------------------------------------------------------------------------------

EMERGING COUNTRIES ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING COUNTRIES ADVISORY PORTFOLIO WITH THE MSCI EMERGING MARKETS FREE INDEX.

                           ANNUALIZED TOTAL RETURN
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
  8.60%                             20.54%                            13.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              EMERGING COUNTRIES     MSCI EMF
              ADVISORY PORTFOLIO      INDEX
28-Nov-94              $10,000.00    $10,000.00
31-Dec-94                9,552.88      9,374.37
31-Mar-95                8,804.82      8,211.76
30-Jun-95               10,128.98      9,064.06
30-Sep-95               10,756.66      9,005.87
31-Dec-95               10,206.36      8,884.48
31-Mar-96               11,332.76      9,437.90
30-Jun-96               12,493.55      9,831.83
30-Sep-96               12,760.11      9,476.56
31-Dec-96               13,035.12      9,420.69
31-Mar-97               14,198.97     10,217.90
30-Jun-97               16,337.01     11,092.35
30-Sep-97               16,931.86     10,097.83
31-Dec-97               14,342.61      8,328.68
31-Mar-98               15,419.39      8,844.52

This graph compares a $10,000 investment in the Emerging Countries Advisory Portfolio with the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The Advisory Portfolio commenced operations on 8/31/95.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The MSCI EMF is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a U.S. only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 95.0%
--------------------------------------------------------------------------
ARGENTINA -- 2.1%
  Banco de Galicia Y Buenos Aires S.A. de
    C.V. -- ADR..............................       96,200   $   2,356,900
  Disco S.A. -- ADR*.........................       21,900         881,475
  Telefonica de Argentina S.A. -- ADR........       71,200       2,710,050
                                                             -------------
                                                                 5,948,425
                                                             -------------
BERMUDA -- 0.2%
  First South Africa Corp., Ltd.*............       62,500         472,656
                                                             -------------
BRAZIL -- 18.5%
  Banco do Estado de Sao Paulo S.A. --
    Preferred................................   55,315,000       3,682,640
  Banco Itau S.A. -- Preferred...............    6,450,000       4,129,690
  Companhia Energetica de Minas Gerais PN....   84,666,900       4,117,743
  Companhia Paranaense de Energia-Copel......  267,176,000       3,846,507
  Companhia Paulista de Forca de Luz.........   16,414,700       2,223,177
  Companhia Vale do Rio Doce.................       47,000       1,120,179
  Makro Atacadista S.A. -- GDR*..............       31,800         405,450
  Petroleo Brasileiro S.A....................   11,040,000       2,621,521
  Telecomunicacoes Brasileiras S.A. -- ADR...       85,500      11,098,969
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................   33,911,088      10,885,667
  Telecomunicacoes do Rio de Janeiro S.A. --
    Preferred................................   37,370,000       5,274,953
  Uniao de Bancos Brasileiros S.A. -- GDR....       70,800       2,566,500
                                                             -------------
                                                                51,972,996
                                                             -------------
CANADA -- 0.1%
  Sedna Geotech, Inc. -- Secondary*..........      118,890         100,328
                                                             -------------
CHILE -- 2.4%
  Compania Cervecerias Unidos S.A. -- ADR....       94,900       2,870,725
  Linea Aerea Nacional Chile S.A. -- ADR*....      179,000       2,461,250
  Vina Concha y Toro S.A. -- ADR.............       44,500       1,457,375
                                                             -------------
                                                                 6,789,350
                                                             -------------
CROATIA -- 1.1%
  Pliva d.d. -- GDR..........................      156,500       2,934,375
                                                             -------------
CZECH REPUBLIC -- 1.0%
  SPT Telecom AS*............................       22,200       2,873,808
                                                             -------------
EGYPT -- 0.9%
  Arabian International Construction Co.*....       29,500       1,238,502
  Egypt Gas..................................       13,500       1,352,881
                                                             -------------
                                                                 2,591,383
                                                             -------------
GREECE -- 1.6%
  Hellenic Bottling Co. S.A..................      158,140       4,549,787
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
HONG KONG -- 6.8%
  Cheung Kong Holdings, Ltd..................      181,000   $   1,284,838
  China Merchants Holdings International Co.,
    Ltd......................................    1,361,000       1,264,729
  China Resources Beijing Land...............      978,000         523,834
  China Telecom, Ltd.*.......................    1,462,000       2,962,471
  Chongqing Changan Automobile Co., Ltd......      263,900          92,303
  HSBC Holdings PLC..........................      110,000       3,364,713
  Hutchison Whampoa, Ltd.....................      212,000       1,491,212
  Peak International, Ltd.*..................      115,800       2,938,425
  Shanghai Industrial Holdings, Ltd..........      352,000       1,440,154
  Shenzhen Fangda Co., Ltd...................    1,137,000       1,238,540
  Sun Hung Kai Properties, Ltd...............      166,000       1,130,154
  Yanzhou Coal Mining Co., Ltd.*.............    4,904,000       1,544,356
                                                             -------------
                                                                19,275,729
                                                             -------------
HUNGARY -- 8.6%
  Gedeon Richter -- GDR*.....................        7,000         736,596
  Magyar Tavkozlesi Rt.......................      143,900         887,153
  Magyar Tavkozlesi Rt. -- ADR...............      187,500       5,835,938
  Mol Magyar Olaj-Es Gazipari Rt.............      197,200       6,046,396
  OTP Bank Rt................................       62,840       3,196,523
  Pick Szeged Rt. -- GDR*....................       90,800       1,128,644
  Richter Gedeon Rt..........................       61,191       6,439,010
                                                             -------------
                                                                24,270,260
                                                             -------------
INDIA -- 5.3%
  Bharat Heavy Electricals Ltd...............       45,000         410,320
  BSES Ltd. -- GDR...........................       26,000         461,500
  BSES Ltd. -- GDR...........................       30,000         532,500
  Hindalco Industries, Ltd. -- ADR...........       13,400         234,500
  Hindalco Industries, Ltd. -- GDR...........       26,600         465,500
  Housing Development Finance Corp., Ltd.....        9,300         748,827
  Infosys Technologies, Ltd..................       57,000       2,638,757
  ITLC, Ltd..................................       33,000         596,788
  ITC Limited................................       24,400         601,460
  Mahanagar Telephone Nigam, Ltd. -- GDR*....       55,000         944,625
  Mahindra & Mahindra, Ltd. -- ADR...........       12,500         104,688
  Mahindra & Mahindra, Ltd. -- GDR...........       64,000         536,000
  NIIT, Ltd..................................      128,000       2,645,501
  Oriental Bank of Commerce, Ltd.............      418,000         693,996
  Punjab Tractors, Ltd.......................       25,000         430,425
  State Bank of India, Ltd...................      125,000         892,826
  State Bank of India -- ADR.................       63,600       1,136,532
  State Bank of India -- GDR.................       50,000         893,500
                                                             -------------
                                                                14,968,245
                                                             -------------
ISRAEL -- 6.3%
  Agan Chemical Manufacturers, Ltd...........       22,245         786,108
  Bank Hapolin, Ltd..........................      540,600       1,479,702
  Bank Leumi Le-Israel.......................    2,114,500       3,997,386
  Elbit Systems, Ltd.........................       15,200         191,899
  Formula Systems (1985), Ltd.*..............      111,406       4,558,557
  Koor Industries, Ltd.......................       10,900       1,355,582

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
ISRAEL (CONTINUED)

  Makhteshim Chemical Works, Ltd.*...........       81,100   $     695,666
  New Dimension Software, Ltd.*..............       86,600       1,932,263
  NICE-Systems, Ltd. -- ADR*.................       61,500       2,829,000
                                                             -------------
                                                                17,826,163
                                                             -------------
KOREA -- 1.2%
  Daewoo Heavy Industries....................      507,800       2,603,240
  LG Information & Communication, Ltd........       25,000         868,257
                                                             -------------
                                                                 3,471,497
                                                             -------------
LUXEMBOURG -- 0.1%
  First NIS Regional Fund....................       15,000         285,000
                                                             -------------
MEXICO -- 10.5%
  Cifra S.A. de C.V. -- C....................    2,189,699       3,917,799
  Consorcio Hogar S.A. de C.V. -- B*.........      908,200       1,908,566
  Corporacion Geo S.A. de C.V. -- B*.........      331,697       2,161,260
  Corporacion Interamericana de
    Entretenimiento S.A.*....................    1,041,500       8,094,496
  Grupo Televisa, S.A. -- GDR*...............      156,300       5,724,487
  Grupo Tribasa, S.A. de C.V. -- ADR*........      243,700       1,507,894
  Kimberly-Clark de Mexico, S.A. de C.V......      731,000       3,776,092
  Panamerican Berverages, Inc................       64,400       2,584,050
                                                             -------------
                                                                29,674,644
                                                             -------------
PAKISTAN -- 0.5%
  Hub Power Co...............................      635,000         675,973
  Pakistan State Oil Co., Ltd................       65,964         383,970
  SUI Northern Gas Pipelines.................      535,612         283,873
                                                             -------------
                                                                 1,343,816
                                                             -------------
PERU -- 1.4%
  Cementos Lima S.A..........................       54,400       1,065,364
  Cerveceria Backus & Johnston S.A...........    2,207,104       1,626,783
  Enrique Ferreyros S.A......................    1,201,198       1,304,520
                                                             -------------
                                                                 3,996,667
                                                             -------------
PHILIPPINES -- 1.1%
  Jollibee Foods Corporation.................    1,570,100         735,358
  Music Corporation..........................    6,005,200       2,337,184
                                                             -------------
                                                                 3,072,542
                                                             -------------
POLAND -- 1.6%
  Bank Handlowy W. Warszawie*................       80,600       1,295,505
  Bank Przemyslowo-Handlowy S.A..............       16,200       1,290,205
  Exbud S.A. -- GDR*.........................      165,600       1,929,240
                                                             -------------
                                                                 4,514,950
                                                             -------------
PORTUGAL -- 7.0%
  BPI-SGPS, S.A..............................      204,100       7,850,853
  Jeronimo Martins, SGPS, S.A................       74,200       3,052,008
  Ibersol SGPS S.A.*.........................       16,400       1,385,505
  Portugal Telecom S.A.......................       92,475       4,810,043
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

PORTUGAL (CONTINUED)

  Telecel-Comunicacaoes Pessoais S.A.*.......       17,600   $   2,732,149
                                                             -------------
                                                                19,830,558
                                                             -------------
RUSSIA -- 3.1%
  Gazprom -- ADR.............................      136,200       2,887,440
  Kubanelectrosvyaz*.........................       43,700         655,500
  Kuzbassenergo*.............................      932,000         400,760
  Lukoil Holding -- ADR......................       40,900       2,875,025
  Unified Energy Systems -- ADR*.............       54,500       1,784,875
                                                             -------------
                                                                 8,603,600
                                                             -------------
SINGAPORE -- 1.2%
  Datacraft Asia, Ltd........................      473,100       1,532,844
  Elec & Eltek International Co., Ltd........      196,700       1,170,365
  Venture Manufacturing, Ltd.*...............      168,000         624,168
                                                             -------------
                                                                 3,327,377
                                                             -------------
SOUTH AFRICA -- 6.1%
  ABSA Group, Ltd............................      471,300       4,279,129
  Barlow, Ltd................................      294,700       2,397,899
  Dimesion Data Holdings, Ltd................      476,778       3,051,496
  First SA Food Holdings, Ltd.*..............      505,200         511,329
  Investec Group, Ltd........................       54,500       2,768,875
  Pick' n Pay Stores, Ltd....................      789,533       1,324,018
  South African Breweries, Ltd...............       93,364       2,768,196
                                                             -------------
                                                                17,100,942
                                                             -------------
SRI LANKA -- 0.5%
  Ceylon Brewery Ltd.........................      125,700         140,946
  John Keells Holdings ltd...................      297,500       1,346,247
                                                             -------------
                                                                 1,487,193
                                                             -------------
TAIWAN -- 0.1%
  Compal Electronics Inc.....................       98,800         395,307
                                                             -------------
TURKEY -- 3.0%
  Adana Cimento Sanayii T.A.S................    1,352,000          89,003
  Akbank T.A.S...............................   31,471,043       2,298,359
  Alcatel Teletas Telekomunikasyon Endustri
    ve Ticaret A.S...........................    9,896,000       1,078,981
  Enka Holding Yatirim A.S...................    2,334,000       1,248,397
  Migros Turk T.A.S..........................    1,624,000       1,436,590
  Tofas Turk Otomobil Fabrikasi A.S..........   19,430,000         939,332
  Turkiye Garanti Bankasi A.S................   31,350,000       1,238,275
                                                             -------------
                                                                 8,328,937
                                                             -------------
UNITED STATES OF AMERICA -- 1.7%
  Central Asia Investment Co.*...............       48,567         437,103
  Forsoft Ltd.*..............................      104,700       2,015,475
  Global Telesystems Group, Inc.*............       25,500       1,192,125
  Harken Energy Corp.*.......................      192,200       1,237,287
                                                             -------------
                                                                 4,881,990
                                                             -------------
VENEZUELA -- 1.0%
  F.V.I. Fondo de Valores Inmobiliarios
    S.A.C.A. -- ADR*.........................       85,180         883,742

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
VENEZUELA (CONTINUED)

  Corporacion Venezolana de Cementos S.A.C.A.
    I........................................       80,000   $     121,955
  Corporacion Venezolana de Cementos S.A.C.A.
    II.......................................    1,107,633       1,688,515
                                                             -------------
                                                                 2,694,212
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $231,823,680).....................................     267,582,737
                                                             -------------
--------------------------------------------------------------------------
EQUITY SWAPS -- (0.1)%
--------------------------------------------------------------------------
COLOMBIA -- (0.1)%
  Bavaria S.A. -- Equity Swap
    (Cost $0)................................    2,306,226        (381,025)
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%
--------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98.........................  $ 6,346,000       6,346,000
  Merrill Lynch & Co.
    6.050%, 04/01/98.........................      562,000         562,000
                                                             -------------
TOTAL COMMERCIAL PAPER
  (Cost $6,908,000).......................................       6,908,000
                                                             -------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.0%
--------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $2,798,000 at 5.92%
    (Agreement dated 03/31/98; to be
    repurchased at $2,798,460 on on 04/01/98
    collateralized by $2,870,000 FNMA Notes,
    5.97% due 04/05/01 (Value $2,938,242)
    (Cost $2,798,000)........................  $ 2,798,000   $   2,798,000
                                                             -------------
--------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
--------------------------------------------------------------------------
BRAZIL -- 0.0%
  Companhia Paulista de Forca de Luz --
    Rights
    (Cost $0)................................       44,171           2,195
                                                             -------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $241,529,680).....................................     276,909,907

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%.............       4,802,947
                                                             -------------
NET ASSETS -- 100.0%......................................   $ 281,712,854
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         0.9%
Alcoholic Beverages.........................         3.2
Automobiles.................................         0.6
Beverages/Soft Drinks.......................         2.4
Broadcasting................................         2.0
Building Materials..........................         1.5
Chemicals...................................         0.5
Closed End/Country Funds....................         0.1
Coal Mining.................................         0.6
Computers/Office Automation.................         1.2
Department/Discount Stores..................         1.5
Drugs/Pharmaceuticals.......................         3.6
Electronic Data Processing..................         0.7
Electric Utilities..........................         5.0
Entertainment...............................         2.9
Finance Companies...........................         0.3
Financial Services..........................         3.4
Food Chains.................................         2.9
Gas Utilities...............................         0.5
Grocery Products............................         0.6
Homebuilding................................         0.7
Industrial Engineering/Construction.........         2.1
Integrated Oil Companies....................         0.9

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Investment Companies........................         3.9%
Machinery/Equipment.........................         1.7
Metals......................................         0.6
Military/Defense Technology.................         0.1
Money Center Banks..........................         2.9
Oil/Gas Production..........................         4.8
Other Commercial/Industrial Services........         0.2
Other Consumer Non-Durables.................         0.5
Other Consumer Services.....................         0.3
Other Production/Manufacturing..............         1.8
Paper.......................................         1.3
Pipelines...................................         0.1
Real Estate Development/Investment..........         2.1
Regional/Commercial Banks...................        10.9
Rental/Leasing Companies....................         0.4
Restaurants.................................         0.8
Semiconductors/Electric Companies...........         2.8
Software....................................         4.2
Telecommunication Equipment.................         4.2
Telephone...................................        16.4
Tobacco Products............................         0.2
Other Assets in Excess of Liabilities.......         1.7
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                               Loretta J. Morris,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                                 Pedro Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                        John Tribolet, Portfolio Manager

  GOAL: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of small non-U.S. companies.

  REVIEW AND OUTLOOK: The Nicholas-Applegate International Small Cap Growth Fund outperformed its benchmark for the year with its strength largely attributable to outstanding selection of European stocks. The Fund returned 36.9% for the period while its benchmark, the Salomon EPAC/EMI, returned 7.8%.

  Throughout the year, the Fund benefited from our avoidance of stocks affected by the economic crisis in Southeast Asia in October.

  In Europe, positive evidence of the coming EMU (European Monetary Union) may be seen in falling interest rates, a shift toward equity investing and corporate restructuring, especially in the banking and finance sectors. As beneficiaries of these trends, Italian banks Banco Di Roma and Credito Italiano, performed very well for the Fund throughout the year. Trends toward consolidation and deregulation in European telecommunications companies led us to invest in Colt Telecom, a telecommunications company in the United Kingdom that has expanded across Europe into Spain and Switzerland. Irish telephone companies ESAT and Global Telesystems are other holdings in the Fund that are benefiting from these trends.

  Ireland's, low inflation and falling interest rate environment, combined with expectations of inclusion in the first round of EMU, contributed to many excellent stock opportunities there.

  In Japan, while the government has done little in the way of economic reform to lead us to increase our relative underweight position there, our bottom-up method has led us to invest in several Japanese technology companies that were relatively unaffected by the Asian economic crisis. For example, Ibiden, a producer of next generation plastic packaging for Intel microprocessors, continued to be strong competitor in an environment of increasing globalization.

  In Singapore, the Fund did well with the stocks of several technology Funds. Natsteel Electronics, benefited from trends towards outsourcing. The company makes printed circuit boards and provides outsourced contract manufacturing.

  Our outlook for the Fund remains positive as we continue to find lucrative stock opportunities in developed countries around the world.

                            REPRESENTATIVE HOLDINGS

                                    Aixtron
                                 Banco Di Roma
                             Benckiser NVB SHS NLG
                                 Cap Gemini NV
                             Colt Telecom Group PLC
                            Global Telesystems Group
                                Misys Ord GBP.05
                            Ortivus AB B Shares Comm
                                   Porsche AG
                                   Telepizza

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL SMALL CAP GROWTH ADVISORY PORTFOLIO WITH THE SALOMON EPAC EMI INDEX

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            5 YEARS                           INCEPTION
 36.90%                             17.03%                             8.89%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INTERNATIONAL SMALL CAP         SALOMON
            GROWTH ADVISORY PORTFOLIO    EPAC/EMI INDEX
6-07-90                     $10,000.00         $10,000.00
6-30-90                     $10,138.25         $10,135.00
12-31-90                     $8,239.99          $8,303.82
6-30-91                      $8,489.88          $8,511.83
12-31-91                     $9,188.08          $8,857.15
6-30-92                      $8,702.67          $8,329.44
12-31-92                     $8,031.98          $7,557.32
6-30-93                     $10,010.99          $9,479.41
12-31-93                    $10,097.69          $9,764.47
6-30-94                     $11,279.40         $11,128.80
12-31-94                    $10,940.09         $11,685.83
6-30-95                     $10,836.70         $10,573.78
12-31-95                    $11,565.33         $11,197.92
6-30-96                     $13,127.47         $12,376.53
12-31-96                    $13,649.10         $11,922.57
6-30-97                     $16,092.96         $12,529.00
12-31-97                    $15,545.36         $10,697.60
3-31-98                     $19,449.45         $12,592.89

This graph compares a $10,000 investment in the International Small Cap Growth Advisory Portfolio with the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement on 8/31/95. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller capitalization companies with available float market capitalizations greater than U.S. $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
---------------------------------------------------------------------------------
ARGENTINA -- 0.3%
  Disco S.A. -- ADR*.........................            6,900      $     277,725
                                                                    -------------
BELGIUM -- 0.8%
  Barco N.V..................................            2,465            637,107
                                                                    -------------
BRAZIL -- 0.9%
  Petroleo Brasileiro S.A. -- Preferred......        1,500,000            356,185
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................        1,151,000            369,478
                                                                    -------------
                                                                          725,663
                                                                    -------------
CANADA -- 4.0%
  ATI Technologies, Inc.*....................           19,900            811,599
  JDS Fitel Inc.*............................           14,000            765,401
  Newcourt Credit Group, Inc.................           15,300            763,854
  Yogen Fruz World Wide Inc.*................          136,290            967,935
                                                                    -------------
                                                                        3,308,789
                                                                    -------------
FINLAND -- 1.7%
  Huhtamaki..................................            6,700            364,098
  Raisio Group PLC...........................            7,300          1,048,339
                                                                    -------------
                                                                        1,412,437
                                                                    -------------
FRANCE -- 6.7%
  Altran Technologies S.A....................            6,000            760,206
  Bouygues S.A...............................            4,000            697,259
  Cap Gemini Sogeti S.A......................            5,200            611,005
  Coflexip S.A. -- ADR.......................           15,000            926,250
  Dassault Systemes S.A......................           14,600            587,941
  Genset S.A. -- ADR*........................           32,900            954,100
  Synthelabo S.A.............................            4,800            666,270
  TRANSGENE S.A. -- ADR*.....................           24,900            378,169
                                                                    -------------
                                                                        5,581,200
                                                                    -------------
GERMANY -- 8.4%
  Adidas AG..................................            6,000          1,067,408
  Aixtron AG*................................            4,900          1,258,557
  Kiekert AG.................................           16,000            668,347
  Pfeiffer Vacuum Technology AG -- ADR.......           14,000            874,125
  Porsche AG.................................              950          2,121,568
  Wella Aktiengesellschaft AG -- Preferred...            1,100            942,769
                                                                    -------------
                                                                        6,932,774
                                                                    -------------
HONG KONG -- 1.9%
  Peak International Ltd.*...................           21,900            555,712
  Novel Denim Holdings Ltd.*.................           14,200            388,725
  Smartone Telecommunications................          224,000            634,585
                                                                    -------------
                                                                        1,579,022
                                                                    -------------
HUNGARY -- 1.4%
  Gedeon Richter -- GDR*.....................            3,800            399,866
  Gedeon Richter Rt.*........................            1,800            189,410
  OTP Bank Rt................................           11,600            590,065
                                                                    -------------
                                                                        1,179,341
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
INDIA -- 0.4%
  Infosys Technologies Ltd...................            8,000      $     370,352
                                                                    -------------
IRELAND -- 2.1%
  Bank of Ireland............................                1                  9
  Esat Telecom Group PLC -- ADR*.............           36,200          1,013,600
  Ryanair Holdings PLC -- ADR*...............           20,700            765,900
                                                                    -------------
                                                                        1,779,509
                                                                    -------------
ISRAEL -- 1.0%
  Formula Systems Ltd.*......................            7,600            310,980
  NICE-Systems Ltd. -- ADR*..................           11,300            519,800
                                                                    -------------
                                                                          830,780
                                                                    -------------
ITALY -- 5.1%
  Banca di Roma SpA*.........................          790,000          1,332,651
  Credito Italiano SpA.......................          200,000            988,002
  Italgas SpA................................          195,000            980,953
  La Rinascente SpA..........................           87,000            930,675
                                                                    -------------
                                                                        4,232,281
                                                                    -------------
JAPAN -- 7.2%
  Argotechnos 21Corp.........................            7,000            110,235
  Circle K Japan Co., Ltd....................              900             37,120
  Cresco Ltd.................................           15,400            209,027
  Fuji Soft ABC, Inc.........................           15,200            496,974
  Ibiden Co., Ltd............................           40,000            518,931
  Keyence Corp...............................            2,800            386,349
  Kinden Corp................................           24,000            311,359
  Matsumotokiyoshi Co........................           15,000            528,680
  Meitec Corp................................           22,000            687,958
  Mimasu Semiconductor Industry Co...........           21,100            294,306
  Nichiei Co., Ltd...........................            5,390            476,952
  Orix Corp..................................            6,200            421,234
  Rohm Co., Ltd..............................            3,000            274,463
  Sony Chemicals Corp........................           26,000            438,692
  Tokyo Seimitsu Co., Ltd....................           18,000            456,239
  Tsudakoma Corp.............................          121,000            282,195
                                                                    -------------
                                                                        5,930,714
                                                                    -------------
MEXICO -- 1.4%
  Cifra S.A. de C.V. -- C....................          281,800            504,195
  Corporacion Interamericana de
    Entretenimiento S.A.*....................           88,900            690,927
                                                                    -------------
                                                                        1,195,122
                                                                    -------------
NETHERLANDS -- 9.3%
  Baan Co., N.V..............................           15,000            717,376
  Benckiser N.V. -- B*.......................           21,500          1,187,065
  Benckiser N.V. -- B*.......................            2,800            154,000
  Cap Gemini N.V.............................           24,000          1,473,607
  CMG PLC....................................            2,600            116,613
  Fugro N.V..................................           25,000            983,364
  Internatio-Muller N.V......................           32,250          1,147,874
  Nutreco Holding NV.........................           32,400          1,072,395
  Smit International N.V.....................           28,000            870,349
                                                                    -------------
                                                                        7,722,643
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

NORWAY -- 4.3%
  ContextVision AB*..........................           20,000      $     354,143
  Merkantildata ASA..........................           25,000          1,242,781
  Petroleum Geo-Services ASA*................            4,100            239,309
  Petroleum Geo-Services ASA -- ADR*.........           11,300            670,937
  Tomra Systems ASA..........................           38,900          1,030,662
                                                                    -------------
                                                                        3,537,832
                                                                    -------------
PAKISTAN -- 0.3%
  Hub Power Co...............................          254,000            270,389
                                                                    -------------
PORTUGAL -- 3.7%
  BPI -- SGPS, S.A...........................           19,400            746,235
  Ibersol SGPS S.A.*.........................            8,800            743,442
  Jeronimo Martins, SGPS, S.A................           20,100            826,757
  Telecel-Comunicacaoes Pessoais S.A.*.......            5,000            776,179
                                                                    -------------
                                                                        3,092,613
                                                                    -------------
SINGAPORE -- 2.2%
  Creative Technology Ltd.*..................           17,000            382,500
  Datacraft Asia Ltd.........................          161,000            521,640
  Natsteel Electronics Ltd.*.................          192,000            373,312
  Singapore Technologies Engineering Ltd.*...          656,372            581,202
                                                                    -------------
                                                                        1,858,654
                                                                    -------------
SOUTH AFRICA -- 0.7%
  Dimension Data Holdings Ltd................           88,125            564,022
                                                                    -------------
SPAIN -- 5.1%
  Fomento de Construcciones y Contratas
    S.A......................................           18,800            993,820
  Grupo Acciona S.A..........................            4,500            905,673
  Tele Pizza, S.A.*..........................           15,600          2,300,103
                                                                    -------------
                                                                        4,199,596
                                                                    -------------
SWEDEN -- 2.2%
  Ortivus AB*................................           36,000          1,247,393
  Spectra Physics AB-A.......................           27,300            546,391
                                                                    -------------
                                                                        1,793,784
                                                                    -------------
SWITZERLAND -- 4.4%
  Disetronic Holding AG......................              300            871,773
  Kuoni Reisen Holdings AG...................              200          1,003,621
  Logitech International S.A.*...............            5,000            783,874
  Mettler-Toledo International Inc.*.........           46,000          1,020,625
                                                                    -------------
                                                                        3,679,893
                                                                    -------------
TURKEY -- 0.3%
  Tofas Turk Otomobil Fabrikasi A.S..........        4,380,000            211,748
                                                                    -------------
UNITED KINGDOM -- 17.0%
  Admiral PLC................................           52,300            821,072
  Amvescap PLC...............................           76,900            831,893
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Arriva PLC.................................          106,100      $     869,714
  British Aerospace PLC......................              155              5,108
  British Energy PLC.........................           87,900            772,413
  British Land Corp. PLC.....................           51,100            641,787
  Capita Group PLC...........................          139,400          1,049,303
  CMG PLC....................................           11,800            520,680
  COLT Telecom Group PLC*....................           62,300          1,485,616
  ECsoft Group PLC -- ADR*...................           30,600            765,000
  FKI PLC....................................          109,800            372,337
  Guardian Royal Exchange PLC................           66,200            473,917
  Hays PLC...................................           45,200            812,169
  Misys PLC..................................           32,600          1,614,821
  National Express Group PLC.................           50,100            714,383
  Orange PLC*................................          183,700          1,170,502
  Virgin Express Holdings PLC -- ADR*........           50,400          1,197,000
                                                                    -------------
                                                                       14,117,715
                                                                    -------------
UNITED STATES OF AMERICA -- 5.2%
  Getty Images, Inc..........................           37,700            947,212
  Global TeleSystems Group, Inc.*............           27,000          1,262,250
  Optimal Robotics Corp.*....................           41,700            573,375
  Shire Pharmaceuticals Group PLC -- ADR*....           47,400          1,016,138
  Syntel, Inc.*..............................           11,600            475,600
                                                                    -------------
                                                                        4,274,575
                                                                    -------------
VENEZUELA -- 0.0%
  C.A. La Electricidad de Caracas............                2                  2
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $60,514,954)..........................................         81,296,282
                                                                    -------------
---------------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
---------------------------------------------------------------------------------
FRANCE -- 0.0%
  Cap Gemini S.A. Rights* (Cost $0)..........            5,200             16,073
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.6%
---------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 4/01/1998
    (Cost $2,984,000)........................     $  2,984,000          2,984,000
                                                                    -------------
TOTAL INVESTMENTS -- 101.6%
  (Cost $63,498,954)..........................................         84,296,355
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%)...............         (1,356,118)
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $  82,940,237
                                                                    -------------

---------------
* Non-Income Producing Securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.1%
Agriculture.................................         1.3
Airlines....................................         2.4
Automobiles.................................         0.3
Automotive Equipment........................         3.4
Biotechnology...............................         1.6
Chemicals...................................         1.6
Computers/Office Automation.................         3.9
Department/Discount Stores..................         0.6
Drugs/Pharmaceuticals.......................         2.7
Electric Utilities..........................         1.7
Entertainment...............................         0.8
Finance Companies...........................         5.1
Food Chains.................................         1.0
Gas Utilities...............................         1.2
Grocery Products............................         1.7
Industrial Engineering/Construction.........         6.4
Investment Companies........................         1.9
Machinery/Equipment.........................         2.8
Medical Supplies............................         2.6
Military/Defense Technology.................         0.7
Money Center Banks..........................         2.8
Oilfield Services/Equipment.................         2.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------

Other Commercial/Industrial Services........         1.7%
Other Communication.........................         3.2
Other Consumer Services.....................         1.2
Other Production/Manufacturing..............         2.8
Other Retail Trade..........................         2.6
Other Transportation........................         1.9
Property-Casualty Insurance.................         0.6
Real Estate Development/Investment..........         0.8
Recreational Equipment......................         1.3
Regional/Commercial Banks...................         0.7
Rental/Leasing Companies....................         0.5
Restaurants.................................         4.7
Semiconductors/Electric Companies...........         5.8
Soaps/Cosmetics.............................         1.1
Software....................................         8.7
Specialty Stores............................         2.2
Telecommunication Equipment.................         2.3
Telecommunication Services..................         5.4
Telephone...................................         2.0
Textiles....................................         0.5
Wholesale Distribution......................         1.4
Liabilities in Excess of Other Assets.......        (1.6)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Loretta J. Morris,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                                 Pedro Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                 John Tribolet,
                               Portfolio Manager

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of mid- to large-sized non-U.S. companies.
  REVIEW AND OUTLOOK: The Nicholas-Applegate International Core Growth Fund outperformed its benchmark for the year, delivering a 36.6% return, versus 18.6% for the MSCI EAFE.

  Outstanding stock selection, particularly in Europe, contributed to outstanding performance. Our process of selecting companies based on individual merit played an integral role in the Fund's performance, especially in light of the Southeast Asian economic crisis. By investing company-by-company, we avoided stocks negatively affected by the crisis.

  While many technology stocks experienced a setback in light of the Asian economic crisis, we invested in the stocks that maintained solid fundamentals and solid earnings growth. For example, stocks such as Nokia, a Finnish supplier of telecommunications systems and the world's largest maker of mobile phones, was among the Fund's best performers.

  In Japan, we maintained an underweight position relative to the benchmark. While the stocks of Japanese technology companies were also hard hit by the Asian economic crisis, we continue to hold companies such as Sony, which has performed very well in an environment of increasing globalization.

  In Europe, positive evidence of the coming EMU (European Monetary Union) was illustrated with falling interest rates, a shift toward equity investing and corporate restructuring, especially in the banking and finance sectors.

  In Ireland, low inflation, falling interest rates and expectations of inclusion in the first round of EMU contributed to many excellent stock opportunities. The Bank of Ireland benefited from this economic environment and was a strong performer for the Fund.

  The July 1, 1997 handover of Hong Kong to China created opportunities in many "red chips" -- stocks of mainland Chinese companies listed in Hong Kong.

  Our outlook for the Fund remains positive as we continue to find lucrative stock opportunities in developed countries around the world.

                            REPRESENTATIVE HOLDINGS

                                AXA UAP, France
                              Banco di Roma, Italy
                          Bank of Ireland GDP, Ireland
                        Bayerische Motoren Werk, Germany
                             Mannesmann AG, Germany
                                 Nokia, Finland
                             Orange, United Kingdom
                          Raision Tehtaat Oy, Finland
                               Tabacalera, Spain
                                Telepizza, Spain

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL CORE GROWTH ADVISORY PORTFOLIO WITH THE MSCI EAFE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 36.63%                         As of 03/31/98                        41.28%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERNATIONAL CORE GROWTH
                ADVISORY PORTFOLIO        MSCI EAFE INDEX
12-27-96                    $10,000.00           $10,000.00
01-31-97                     10,984.04             9,629.74
02-28-97                     11,081.56             9,787.66
03-31-97                     11,303.19             9,822.90
04-30-97                     11,462.77             9,874.96
05-31-97                     12,526.59            10,517.82
06-30-97                     13,244.68            11,097.35
07-31-97                     14,095.74            11,277.13
08-31-97                     13,351.06            10,434.73
09-30-97                     14,335.10            11,019.07
10-31-97                     13,147.16            10,171.71
11-30-97                     12,996.45            10,067.95
12-31-97                     13,164.89            10,155.54
01-31-98                     13,643.62            10,619.65
02-28-98                     14,574.47            11,301.12
03-31-98                     15,443.26            11,649.19

This graph compares a $10,000 investment in the International Core Growth Advisory Portfolio with the MSCI EAFE Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The Portfolio commenced operations on 2/28/97.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets included in the index on a U.S. dollar adjusted basis.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 94.2%
---------------------------------------------------------------------------------
AUSTRALIA -- 1.3%
  News, Ltd. -- ADR..........................            4,800      $     129,300
  Telstra Corp., Ltd.........................          153,500            395,983
  The News Corp., Ltd........................           34,200            226,120
                                                                    -------------
                                                                          751,403
                                                                    -------------
BRAZIL -- 1.0%
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................          864,000            277,349
  Telecomunicacoes do Rio de Janeiro S.A.....        2,000,000            282,309
                                                                    -------------
                                                                          559,658
                                                                    -------------
CANADA -- 1.0%
  Newcourt Credit Group, Inc.................           11,800            589,116
                                                                    -------------
DENMARK -- 1.5%
  Tele Danmark A/S -- B......................            9,500            862,458
                                                                    -------------
FINLAND -- 3.3%
  Nokia Oyj Corp. -- ADR.....................            9,500          1,025,406
  Raisio Group PLC...........................            6,200            890,370
                                                                    -------------
                                                                        1,915,776
                                                                    -------------
FRANCE -- 11.0%
  AXA -- UAP.................................           10,000          1,029,748
  Banque Nationale de Paris S.A..............            7,500            582,865
  Bouygues S.A...............................            3,400            592,670
  Cap Gemini Sogeti S.A......................            4,400            517,005
  Compagnie Financiere de Paribas S.A. --
    A........................................            4,300            435,157
  Dassault Systemes S.A......................           11,400            459,077
  Etablissements Economiques du Casino
    Guichard-Perrachon S.A...................           10,000            674,501
  Groupe Danone -- ADR.......................           17,500            842,187
  Synthelabo S.A.............................            5,400            749,553
  Total S.A. -- B............................            4,500            540,376
                                                                    -------------
                                                                        6,423,139
                                                                    -------------
GERMANY -- 9.6%
  Adidas AG..................................            3,400            604,864
  Bayerische Motoren Werke AG................              800            900,646
  Bayerische Motoren Werke AG................            6,700            478,587
  Deutsche Bank AG...........................            5,600            419,847
  Deutsche Lufthansa AG......................           21,100            443,829
  Mannesmann AG..............................            1,400          1,012,902
  Porsche AG.................................              320            714,633
  SAP AG.....................................            1,200            477,576
  Volkswagen AG..............................              710            555,917
                                                                    -------------
                                                                        5,608,801
                                                                    -------------
HONG KONG -- 2.4%
  China Telecom, Ltd.*.......................          186,000            376,894
  Dairy Farm International Holdings, Ltd. --
    ADR......................................          263,700            316,440
  HSBC Holdings PLC..........................            8,800            269,177
  Hutchison Whampoa, Ltd.....................           35,000            246,191

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

HONG KONG (CONTINUED)

  Sun Hung Kai Properties, Ltd...............           31,000      $     211,053
                                                                    -------------
                                                                        1,419,755
                                                                    -------------
HUNGARY -- 1.6%
  OTP Bank Rt................................            5,500            279,772
  Magyar Tavkozlesi Rt. -- ADR*..............            8,400            261,450
  Richter Gedeon Rt..........................            3,900            410,389
                                                                    -------------
                                                                          951,611
                                                                    -------------
IRELAND -- 1.8%
  Bank of Ireland............................           26,910            532,029
  Ryanair Holdings PLC -- ADR*...............           13,300            492,100
                                                                    -------------
                                                                        1,024,129
                                                                    -------------
ISRAEL -- 1.2%
  Formula Systems, Ltd.*.....................            4,600            188,225
  New Dimension Software, Ltd. -- ADR*.......            5,100            113,794
  NICE-Systems, Ltd. -- ADR*.................            8,200            377,200
                                                                    -------------
                                                                          679,219
                                                                    -------------
ITALY -- 6.5%
  Banca di Roma SpA*.........................          555,000            936,229
  Credito Italiano SpA.......................          170,000            839,802
  La Rinascente SpA..........................           35,300            377,618
  Luxottica Group SpA -- ADR.................            5,400            505,913
  Telecom Italia SpA.........................           72,400            570,543
  Telecom Italia Mobile SpA..................          102,500            550,773
                                                                    -------------
                                                                        3,780,878
                                                                    -------------
JAPAN -- 5.9%
  Advantest Corp.............................            4,290            278,277
  Bridgestone Corp...........................           13,000            294,411
  Credit Saison Co., Ltd.....................           11,000            243,343
  Ibiden Co., Ltd............................           25,000            324,332
  Keyene Corp................................            1,800            248,367
  Minebea Co., Ltd...........................           25,000            273,713
  Nichiei Co., Ltd...........................            3,520            311,478
  Nippon Telegraph & Telephone Corp..........              370            307,984
  Orix Corp..................................            3,800            258,176
  Rohm Co., Ltd..............................            2,000            182,976
  Sankyo Co., Ltd............................           10,000            277,463
  Sony Corp..................................            5,100            432,167
                                                                    -------------
                                                                        3,432,687
                                                                    -------------
MEXICO -- 0.9%
  Cifra S.A. de C.V. -- C....................          121,199            216,850
  Corporation Interamericana de
    Entretenimiento S.A.*....................           42,100            327,200
                                                                    -------------
                                                                          544,050
                                                                    -------------
NETHERLANDS -- 4.6%
  Aegon NV...................................                8                973
  AKZO Nobel NV..............................            3,800            771,965
  ASM Lithography Holding NV -- ADR*.........            5,600            517,650
  Baan Co., NV*..............................           10,360            495,468
  CMG, PLC -- ADR............................            1,800             80,732

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
NETHERLANDS (CONTINUED)

  Hagemeyer NV...............................            8,800      $     426,348
  Internatio -- Muller NV....................           11,400            405,760
                                                                    -------------
                                                                        2,698,896
                                                                    -------------
NORWAY -- 1.5%
  Petroleum Geo-Services ASA -- ADR*.........           14,550            863,906
                                                                    -------------
PORTUGAL -- 3.4%
  BPI-SGPS, S.A..............................           17,300            665,457
  Jeronimo Martins, SGPS, S.A.*..............           13,900            571,738
  Portugal Telecom S.A.......................            9,450            491,537
  Telecel-Comunicacaoes Pessoais S.A.*.......            1,600            248,377
                                                                    -------------
                                                                        1,977,109
                                                                    -------------
RUSSIA -- 0.3%
  Gazprom -- ADR.............................            7,700            163,240
                                                                    -------------
SINGAPORE -- 1.7%
  Natsteel Electronics, Ltd.*................          109,000            211,932
  Singapore Technologies Engineering,
    Ltd.*....................................          393,659            348,576
  Straits Steamship Land, Ltd................          295,000            407,350
                                                                    -------------
                                                                          967,858
                                                                    -------------
SOUTH AFRICA -- 0.7%
  Dimension Data Holdings, Ltd.*.............           60,058            384,386
                                                                    -------------
SPAIN -- 7.4%
  Argentaria S.A.............................            6,020            498,439
  Banco Bilbao Vizcaya S.A...................           10,500            492,866
  Fomento de Construcciones y Contratas
    S.A......................................            3,200            169,161
  Grupo Acciona S.A..........................            2,000            402,521
  Tabacalera S.A. -- A.......................            8,500            953,886
  Telefonica de Espana -- ADR................            4,500            595,125
  Tele Pizza S.A.*...........................            8,230          1,213,452
                                                                    -------------
                                                                        4,325,450
                                                                    -------------
SWEDEN -- 2.8%
  Nordbanken Holding AB*.....................           50,900            337,454
  Ortivus AB*................................           15,000            519,747
  Telefonaktiebolaget LM Ericsson -- ADR.....           16,600            789,538
                                                                    -------------
                                                                        1,646,739
                                                                    -------------
SWITZERLAND -- 5.4%
  Credit Suisse Group........................            2,800            560,191
  Kuoni Reisen Holdings AG...................               90            451,630
  Nestle S.A.................................              300            573,245
  Novartis AG................................              230            407,050
  Swiss Reinsurance Co.......................              300            659,044
  Union Bank of Switzerland..................              300            490,003
                                                                    -------------
                                                                        3,141,163
                                                                    -------------
TURKEY -- 0.2%
  Tofas Turk Otomobil Fabrikasi AS*..........        2,660,000            128,596
                                                                    -------------
UNITED KINGDOM -- 16.1%
  Amvescap PLC...............................           55,000      $     594,982
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Bank of Ireland............................           40,900            807,506
  British Aerospace PLC......................           16,400            540,477
  British Energy PLC.........................           68,000            597,544
  British Land Corp. PLC.....................           32,700            410,693
  British Petroleum Co. PLC..................           34,000            490,789
  CMG PLC....................................            8,000            353,004
  Glaxo Wellcome PLC.........................           14,500            390,205
  Guardian Royal Exchange PLC................           47,100            337,183
  Hays PLC...................................           30,000            539,050
  Lloyds TSB Group PLC.......................           34,300            533,603
  Misys PLC..................................           14,371            711,858
  National Grid Holdings PLC.................           44,030            260,275
  Orange PLC*................................          148,100            943,666
  Rolls-Royce PLC............................           84,000            392,457
  Standard Chartered Bank PLC................           39,700            575,395
  Unilever PLC...............................           34,500            326,419
  Viridian Group PLC.........................           40,680            358,323
  Zeneca Group PLC...........................            5,500            237,072
                                                                    -------------
                                                                        9,400,501
                                                                    -------------
UNITED STATES OF AMERICA -- 1.1%
  Syntel, Inc.*..............................           15,000            615,000
                                                                    -------------
TOTAL COMMON STOCK
  (Cost $45,887,890)..........................................         54,855,524
                                                                    -------------
---------------------------------------------------------------------------------
WARRANT/RIGHTS -- 0.0%
---------------------------------------------------------------------------------
FRANCE
  Cap Gemini SA -- Rights* (Cost $0).........            4,400             13,600
                                                                    -------------

                                                     PRINCIPAL
                                                        AMOUNT
---------------------------------------------------------------------------------
CORPORATE BONDS -- 0.1%
---------------------------------------------------------------------------------
UNITED KINDGOM
  Viridian Group PLC Loan Notes
    7.650%, 02/14/03
    (Cost $35,991)...........................     $     45,200             35,878
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.8%
---------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $1,641,000)........................        1,641,000          1,641,000
                                                                    -------------
TOTAL INVESTMENTS -- 97.1%
  (Cost $47,564,881)..........................................         56,546,002
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9%.................          1,679,051
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $  58,225,053
                                                                    -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         1.6%
Airlines....................................         1.6
Automobiles.................................         4.8
Automotive Equipment........................         0.5
Chemicals...................................         1.3
Computers/Office Automation.................         0.7
Consumer Electrical.........................         0.7
Department/Discount Stores..................         0.4
Drugs/Pharmaceuticals.......................         4.2
Electric Utilities..........................         2.2
Electronic Instruments......................         0.9
Entertainment...............................         0.6
Finance Companies...........................         4.4
Food Chains.................................         1.0
Grocery Products............................         6.2
Industrial Engineering/Contruction..........         2.0
Investment Companies........................         1.0
Machinery/Equipment.........................         2.2
Medical Supplies............................         1.8
Military/Defense Technology.................         0.6
Money Center Banks..........................        10.1
Multi-Line Insurers.........................         2.9
Oil/Gas Production..........................         2.1

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------

Oilfield Services/Equipment.................         1.5%
Other Commercial/Industrial Services........         1.7
Other Consumer Durables.....................         0.7
Other Consumer Services.....................         0.8
Other Production/Manufacturing..............         0.4
Other Retail Trade..........................         0.6
Property-Casualty Insurance.................         0.6
Publishing..................................         0.6
Real Estate Development/Investment..........         1.8
Recreational Equipment......................         1.0
Regional/Commercial Banks...................         5.2
Rental/Leasing Companies....................         0.4
Restaurants.................................         2.1
Semiconductors/Electric Companies...........         2.1
Software....................................         6.2
Telecommunication Equipment.................         3.8
Telecommunication Services..................         3.4
Telephone...................................         7.2
Textiles....................................         0.9
Tobacco Products............................         1.6
Wholesale Distribution......................         0.7
Other Assets in Excess of Liabilities.......         2.9
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
ADVISORY PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                               Loretta J. Morris,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                                 Pedro Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                 John Tribolet,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation through investing in a portfolio of growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Nicholas-Applegate Worldwide Growth Fund outperformed its benchmark during the fiscal year on the strength of our superior stock selection. The Fund returned 35.1% for the period, while its benchmark, the MSCI World Index, returned 32.0%.

  Domestically, the Fund benefited from the stocks of companies thriving in the strong economic environment. A combination of low interest rates, a high level of consumer confidence and an overall market that achieved the returns expected by analysts for all of 1998 in just the first quarter contributed to the growth of many domestic companies. The Gap, K-Mart and Costco were among the best performing domestic holdings, benefiting from increased consumer spending.

  Though the technology sector was hit hard by the Asian economic crisis, the Fund benefited from our avoidance of stocks with little to no exposure to Asia. Companies such as Nokia, Finnish supplier of telecommunications systems and the world's largest maker of mobile phones, delivered strong results for the fiscal year.

  Stock selection in Europe was a major factor in the Fund's outstanding performance during the year. In Europe, anticipation of the European Monetary Union (EMU) may be seen in positive changes such as falling interest rates, a shift toward equity investing and corporate restructuring, especially in the banking and financial sectors. Italian banks, Credito Italiano and Banco di Roma were both beneficiaries of these trends, performing very well for the Fund.

  In Ireland, low inflation, falling interest rates and expectations of inclusion in the first round of EMU contributed to our finding many excellent stock opportunities. The Bank of Ireland benefited from this economic environment and was a strong performer for the Fund.

  We maintained the Fund's underweight position in Japan relative to the benchmark as few companies met our strict criteria in an environment where the government has done little to stimulate economic reform.

  As we continue to find stocks around the world benefiting from positive change, our outlook for the Fund remains extremely positive.

                            REPRESENTATIVE HOLDINGS

                                 Banco Di Roma
                              Bank Of Ireland GBP
                             British Pound Sterling
                                Credito Italiano
                             Costco Companies Inc.
                                 Groupe Danone
                                 Mannesmann Ag
                                  Nokia Corp.
                               Raision Tehtaat Oy
                                   Tabacalera

--------------------------------------------------------------------------------

WORLDWIDE GROWTH ADVISORY PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE WORLDWIDE GROWTH ADVISORY PORTFOLIO WITH THE MSCI WORLD INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 35.11%                             22.33%                            17.05%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               WORLDWIDE GROWTH      MSCI WORLD
              ADVISORY PORTFOLIO       INDEX
 19-APR-93        $10,000.00         $10,000.00
30-Jun-93               10,532.26       10,283.06
30-Sep-93               11,365.59       10,765.74
31-Dec-93               11,430.11       10,940.63
31-Mar-94               11,978.49       11,007.30
30-Jun-94               11,774.19       11,338.33
30-Sep-94               12,376.34       11,581.61
31-Dec-94               11,741.94       11,498.33
31-Mar-95               11,903.23       12,017.66
30-Jun-95               12,591.40       12,530.40
30-Sep-95               13,774.19       13,212.41
31-Dec-95               13,494.62       13,839.58
31-Mar-96               14,301.08       14,402.82
30-Jun-96               15,290.32       14,820.99
30-Sep-96               15,301.08       15,018.73
31-Dec-96               15,967.74       15,705.98
31-Mar-97               16,129.03       15,751.02
30-Jun-97               18,537.64       18,121.07
30-Sep-97               20,365.59       18,639.41
31-Dec-97               18,783.49       18,179.79
31-Mar-98               21,791.96       20,783.77

This graph compares a $10,000 investment in the Worldwide Growth Advisory Portfolio with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The Portfolio commenced operations on 8/31/95. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 91.6%
----------------------------------------------------------------------------
AUSTRALIA -- 0.4%
  The News Corp. Ltd.........................        79,200     $    523,647
                                                                ------------

BRAZIL -- 1.0%
  Petroleo Brasileiro S.A. PN................     1,950,000          463,040
  Telecomunicacoes Brasileiras S.A. -- ADR...         3,500          454,344
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................     1,455,000          467,064
                                                                ------------
                                                                   1,384,448
                                                                ------------
CANADA -- 0.7%
  Newcourt Credit Group, Inc.................        19,300          963,555
                                                                ------------
DENMARK -- 1.1%
  Tele Danmark A/S -- B......................        17,000        1,543,346
                                                                ------------
FINLAND -- 2.6%
  Nokia Oyj Corp. -- ADR.....................        18,000        1,942,875
  Raisio Group PLC...........................        13,000        1,866,904
                                                                ------------
                                                                   3,809,779
                                                                ------------
FRANCE -- 7.2%
  AXA-UAP....................................        14,000        1,441,647
  Banque Nationale de Paris S.A..............        13,000        1,010,299
  Bouygues S.A...............................         5,000          871,574
  Cap Gemini Sogeti S.A......................         8,200          963,508
  Compagnie Financiere de Paribas S.A. -- A..        10,000        1,011,994
  Compagnie Francaise de Petroleum Total S.A.
    -- B.....................................         8,000          960,668
  Dassault Systemes S.A......................        21,800          877,884
  Etablissements Economiques du Casino
    Guichard-Perrachon S.A...................        10,000          674,501
  Groupe Danone -- ADR.......................        36,000        1,732,500
  Synthelabo S.A.............................         7,000          971,643
                                                                ------------
                                                                  10,516,218
                                                                ------------
GERMANY -- 6.2%
  Adidas AG..................................         5,800        1,031,828
  Bayerische Motoren Werke AG................         1,000        1,125,807
  Deutsche Bank AG...........................        18,100        1,357,006
  Deutsche Lufthansa AG......................        71,000        1,493,452
  Mannesmann AG..............................         2,800        2,025,804
  SAP AG.....................................         2,600        1,034,748
  Volkswagen AG..............................         1,270          994,387
                                                                ------------
                                                                   9,063,032
                                                                ------------
HONG KONG -- 1.7%
  China Telecom Ltd.*........................       305,000          618,026
  Dairy Farm International Holdings, Ltd.....       724,000          868,800
  HSBC Holdings PLC..........................        18,300          559,766
  Hutchison Whampoa Ltd......................        65,600          461,432
                                                                ------------
                                                                   2,508,024
                                                                ------------
HUNGARY -- 1.4%
  Magyar Tavkozlesi Rt. -- ADR*..............        23,600          734,550
  OTP Bank Rt................................        12,900          656,193

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

HUNGARY (CONTINUED)

  Richter Gedeon Rt..........................         6,600     $    694,505
                                                                ------------
                                                                   2,085,248
                                                                ------------
INDIA -- 0.3%
  Bombay Suburban Electric Supply Co.,
    Ltd......................................         2,500           13,272
  HDFC Bank Ltd..............................       250,000          452,429
                                                                ------------
                                                                     465,701
                                                                ------------
IRELAND -- 0.0%
  Bank of Ireland............................             0               17
                                                                ------------
ISRAEL -- 0.4%
  Formula Systems Ltd.*......................        15,300          626,052
                                                                ------------
ITALY -- 6.1%
  Banca di Roma SpA*.........................     1,195,000        2,015,845
  Credito Italiano SpA.......................       475,000        2,346,505
  Italgas SpA................................       215,000        1,081,563
  Luxottica Group SpA -- ADR.................        10,000          936,875
  Telecom Italia SpA.........................       130,300        1,026,820
  Telecom Italia Mobile SpA..................       260,300        1,398,694
                                                                ------------
                                                                   8,806,302
                                                                ------------
JAPAN -- 3.4%
  Bridgestone Corp...........................        27,000          611,469
  Ibiden Co., Ltd............................        73,000          947,049
  Nichiei Co., Ltd...........................         9,240          817,631
  Nippon Telegraph & Telephone Corp..........            70           58,267
  Orix Corp..................................        10,500          713,380
  SMC Corp...................................         5,500          408,733
  Sony Corp..................................        16,000        1,355,820
                                                                ------------
                                                                   4,912,349
                                                                ------------
MEXICO -- 0.6%
  Cifra S.A. de C.V. -- C....................       224,599          401,853
  Corporation Interamericana de
    Entretenimiento S.A......................        65,000          505,177
                                                                ------------
                                                                     907,030
                                                                ------------
NETHERLANDS -- 2.9%
  AKZO Nobel NV..............................         6,000        1,218,892
  ASM Lithography Holding N.V................        12,000        1,109,250
  Baan Co., NV*..............................        21,000        1,005,375
  CMG PLC -- (United Kingdom)................         3,400          152,493
  Hagemeyer NV...............................        15,300          741,265
                                                                ------------
                                                                   4,227,275
                                                                ------------
NORWAY -- 1.6%
  Tomra Systems ASA..........................        44,500        1,179,035
  Petroleum Geo-Services ASA -- ADR*.........        20,300        1,205,312
                                                                ------------
                                                                   2,384,347
                                                                ------------
PORTUGAL -- 1.9%
  BPI-SGPS, S.A..............................        26,000        1,000,109
  Estabelecimentos Jeronimo Martins & Filho
    S.A......................................        20,200          830,870

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
PORTUGAL (CONTINUED)

  Portugal Telecom S.A.......................        19,000     $    988,276
                                                                ------------
                                                                   2,819,255
                                                                ------------
RUSSIA -- 0.3%
  Gazprom -- ADR.............................        23,700          502,440
                                                                ------------
SINGAPORE -- 0.5%
  Singapore Technologies Engineering Ltd.*...       819,000          725,205
                                                                ------------
SOUTH AFRICA -- 0.7%
  Dimension Data Holdings Ltd................       146,071          934,890
  South African Breweries Ltd................           175            5,189
                                                                ------------
                                                                     940,079
                                                                ------------
SPAIN -- 4.6%
  Argentaria S.A.............................        12,380        1,025,028
  Banco Bilbao Vizcaya S.A...................        21,500        1,009,201
  Fomento de Construcciones y Contratas
    S.A......................................        20,000        1,057,255
  Grupo Acciona S.A..........................         4,000          805,043
  Tabacalera SA -- A.........................        16,300        1,829,217
  Telefonica de Espana -- ADR................         7,800        1,031,550
                                                                ------------
                                                                   6,757,294
                                                                ------------
SWEDEN -- 1.7%
  Astra AB...................................           133            2,693
  Nordbanken Holding AB......................       155,325        1,029,766
  Telefonaktiebolaget LM Ericsson -- ADR.....        30,200        1,436,387
                                                                ------------
                                                                   2,468,846
                                                                ------------
SWITZERLAND -- 3.8%
  Credit Suisse Group........................         5,000        1,000,341
  Nestle S.A.................................           600        1,146,489
  Novartis AG................................           565          999,928
  Swiss Reinsurance Co.......................           650        1,427,930
  Union Bank of Switzerland..................           600          980,006
                                                                ------------
                                                                   5,554,694
                                                                ------------
UNITED KINGDOM -- 11.0%
  Amvescap PLC...............................        90,000          973,607
  Bank of Ireland............................        83,012        1,638,940
  British Aerospace PLC......................        29,887          984,954
  British Energy PLC.........................       110,700          972,766
  British Land Corp. PLC.....................        69,700          875,392
  British Petroleum Co. PLC..................        46,000          664,008
  CMG PLC....................................        15,400          679,532
  Glaxo Wellcome PLC.........................        28,200          758,881
  Guardian Royal Exchange PLC................        91,700          656,469
  Hays PLC...................................        47,200          848,106
  Lloyds TSB Group PLC.......................        50,500          785,626
  Misys PLC..................................        21,585        1,069,200
  National Grid Holdings PLC.................        81,175          479,850
  Orange PLC*................................       192,200        1,224,663
  Rolls-Royce PLC............................       160,000          747,537
  Standard Chartered Bank PLC................        57,200          829,033
  Unilever PLC...............................        48,300          456,987
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Viridian Group PLC.........................        92,810     $    817,502
  Zeneca Group PLC...........................        11,800          508,627
                                                                ------------
                                                                  15,971,680
                                                                ------------
UNITED STATES OF AMERICA -- 29.5%
  AirTouch Communications, Inc.*.............        26,800        1,311,525
  ALZA Corp..................................        35,000        1,568,437
  AmSouth Bancorporation.....................        16,900          998,156
  BMC Software, Inc..........................         8,900          745,931
  Cendant Corp...............................        34,000        1,347,250
  CIENA Corp.*...............................        29,200        1,244,650
  Computer Sciences Corp.....................        23,600        1,298,000
  Compuware Corp.*...........................        25,000        1,234,375
  Costco Companies, Inc.*....................        32,600        1,744,100
  Dayton Hudson Corp.........................        12,300        1,082,400
  Federal National Mortgage Association......        11,800          746,350
  Federal-Mogul Corp.........................         9,200          489,325
  Gannett Co., Inc...........................        17,800        1,279,375
  Gap, Inc...................................        30,100        1,354,500
  General Motors Corp. -- H..................        29,400        1,330,350
  HBO & Co...................................        19,500        1,177,312
  Kmart Corp.*...............................        83,600        1,395,075
  Loral Space and Communications Ltd.*.......        52,800        1,475,100
  MBNA Corp..................................        12,750          456,609
  McDonald's Corp............................        16,900        1,014,000
  Merck & Co., Inc...........................        10,300        1,322,262
  Merrill Lynch & Co., Inc...................         5,500          456,500
  PNC Bank Corp..............................        15,000          899,062
  Qlogic Corp.*..............................        16,000          568,000
  Schlumberger, Ltd..........................        19,100        1,446,825
  State Street Corp..........................        18,300        1,245,544
  Sterling Commerce, Inc.*...................        20,500          950,687
  Tekelec, Inc...............................        11,600          526,350
  Tele-Communications TCI Ventures Group --
    A........................................        68,000        1,194,250
  Tele-Communications, Inc. -- A*............        41,600        1,293,500
  Tellabs, Inc.*.............................        22,500        1,510,312
  The Equitable Cos., Inc....................        12,200          688,538
  Tyco International Ltd.....................        24,500        1,338,313
  U.S. West Media Group, Inc.*...............        34,000        1,181,500
  United Healthcare Corp.....................        21,200        1,372,700
  Warner-Lambert Co..........................         8,300        1,413,594
  Wellpoint Health Networks, Inc.*...........        11,000          742,500
  WorldCom, Inc.*............................        34,300        1,477,044
                                                                ------------
                                                                  42,920,301
                                                                ------------
VENEZUELA -- 0.0%
  C.A. La Electricidad de Caracas S.A.C.A....             2                2
                                                                ------------
TOTAL COMMON STOCK
  (Cost $104,175,961)......................................      133,386,166
                                                                ------------
----------------------------------------------------------------------------
WARRANT/RIGHTS -- 0.0%
----------------------------------------------------------------------------
FRANCE
  Cap Gemini Rights*
    (Cost $0)                                         8,200           25,345
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------
FOREIGN BONDS -- 0.1%
-------------------------------------------------------------------------------
UNITED KINDGOM
  Viridian Group PLC Loan Notes
    7.650%, 02/14/03
    (Cost $112,072)                               $   140,900      $    111,840
                                                                   ------------
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.9%
-------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $2,736,000)                               2,736,000      $  2,736,000
                                                                   ------------

TOTAL INVESTMENTS -- 93.6%
  (Cost $107,024,033)                                              $136,259,351
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.4%                         9,277,014
                                                                   ------------
NET ASSETS -- 100.0%                                               $145,536,365
                                                                   ------------

---------------

* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         1.2%
Airlines....................................         1.0
Apparel.....................................         0.9
Automobiles.................................         1.5
Automotive Equipment........................         0.8
Cable TV....................................         1.7
Cellular Telecommunication..................         0.9
Chemicals...................................         0.8
Computers/Office Automation.................         0.6
Computer Services...........................         2.5
Consumer Electrical.........................         0.9
Data Processing.............................         0.7
Department/Discount Stores..................         3.2
Diversified Manufacturing...................         0.9
Drug Delivery Systems.......................         1.1
Drugs/Pharmaceuticals.......................         4.6
Electric Utilities..........................         2.0
Entertainment...............................         0.4
Fiber Optics................................         0.9
Finance Companies...........................         3.7
Financial Services..........................         1.9
Gas Utilities...............................         0.7
Grocery Products............................         4.2
Industrial Engineering/Construction.........         1.9
Investment Companies........................         1.6
Life/Health Insurance.......................         0.5
Machinery/Equipment.........................         1.7
Managed Health Care/HMO's...................         1.5
Medical Supplies............................         0.6
Medical Information Systems.................         0.8

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Military/Defense Technology.................         0.5%
Money Center Banks..........................         6.9
Multi-Line Insurers.........................         1.0
Multi-Media.................................         0.9
Oil/Gas Production..........................         1.8
Oilfield Services/Equipment.................         1.8
Other Commercial/Industrial Services........         1.2
Other Consumer Durables.....................         0.5
Other Production/Manufacturing..............         0.3
Property Casualty Insurance.................         0.5
Publishing..................................         0.4
Real Estate Development/Investment..........         0.6
Recreational Products.......................         0.7
Recycling...................................         0.8
Regional/Commercial Banks...................         6.2
Reinsurance.................................         1.0
Rental/Leasing Companies....................         0.5
Retail/Food.................................         1.2
Retail/Hypermarkets.........................         0.6
Satellite Telecommunication.................         1.9
Semiconductors/Electric Companies...........         1.4
Software....................................         4.6
Telecommunication Equipment.................         3.0
Telecommunication Services..................         1.3
Telephone...................................         6.3
Textiles....................................         0.6
Tobacco Products............................         1.4
Other Assets in Excess of Liabilities.......         6.4
                                                  ------
NET ASSETS..................................      100.00%
                                                  ------
                                                  ------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                           NET ASSET        NET        NET REALIZED     DISTRIBUTIONS
                                           VALUES AT    INVESTMENT    AND UNREALIZED      FROM NET       DISTRIBUTIONS
                                           BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT      FROM CAPITAL
                                           OF PERIOD     (DEFICIT)    ON INVESTMENTS       INCOME            GAINS
-----------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)+
  For the year ended 3/31/98............   $   15.94     $   (0.17)      $   10.93               --        $   (1.65)
  For the year ended 3/31/97............       15.85         (0.17)           0.84               --            (0.58)
  For the period ended 3/31/96*.........       12.50         (0.05)           3.40               --               --
EMERGING GROWTH(2)
  For the year ended 3/31/98............       13.19          0.03            6.16               --            (0.11)
  For the year ended 3/31/97............       14.16         (0.07)          (0.77)              --            (0.13)
  For the period ended 3/31/96*.........       12.50         (0.03)           1.69               --               --
CORE GROWTH(3)
  For the year ended 3/31/98............       18.01         (0.21)           7.48               --            (1.98)
  For the year ended 3/31/97............       17.99         (0.04)           0.32               --            (0.26)
  For the year ended 3/31/96............       13.66         (0.07)           4.86               --            (0.46)
  For the period ended 3/31/95*.........       12.50         (0.02)           1.18               --               --
LARGE CAP GROWTH(4)
  For the period ended 3/31/98*+++......       12.50         (0.01)           3.26        $   (0.01)           (0.08)
INCOME & GROWTH(2)
  For the year ended 3/31/98............       15.19          0.48            4.19            (0.48)           (0.91)
  For the year ended 3/31/97............       13.72          0.42            1.50            (0.42)           (0.03)
  For the period ended 3/31/96*.........       12.50          0.17            1.22            (0.17)              --
BALANCED GROWTH(3)
  For the year ended 3/31/98++..........       13.42          0.30            5.07            (0.31)              --
  For the year ended 3/31/97............       12.69          0.24            0.73            (0.24)              --
  For the period ended 3/31/96*.........       12.50          0.15            0.19            (0.15)              --
GOVERNMENT INCOME(2)
  For the year ended 3/31/98++..........       11.61          0.62            0.84            (0.62)           (0.15)
  For the year ended 3/31/97............       12.44          0.70           (0.39)           (0.71)           (0.43)
  For the period ended 3/31/96*.........       12.50          0.37           (0.06)           (0.37)              --
EMERGING COUNTRIES(2)
  For the year ended 3/31/98++..........       16.47          0.07            1.33               --            (0.11)
  For the year ended 3/31/97............       13.18         (0.04)           3.37               --            (0.04)
  For the period ended 3/31/96*.........       12.50          0.01            0.67               --               --
INTERNATIONAL SMALL CAP GROWTH(2)
  For the year ended 3/31/98............       14.01          0.05            5.12               --               --
  For the year ended 3/31/97............       13.52         (0.06)           2.01               --            (1.46)
  For the period ended 3/31/96*.........       12.50          0.01            1.01               --               --
INTERNATIONAL CORE GROWTH(5)
  For the year ended 3/31/98+++.........       12.75         (0.04)           4.72               --               --
  For the period ended 3/31/97*.........       12.50            --            0.25               --               --
WORLDWIDE GROWTH(2)
  For the year ended 3/31/98++..........       15.00         (0.11)           5.29               --            (0.55)
  For the year ended 3/31/97............       13.27          0.01            1.72               --               --
  For the period ended 3/31/96*.........       12.50         (0.04)           0.81               --               --

-----------------
 (1) Commenced Operations on July 12, 1995.
 (2) Commenced Operations on August 31, 1995.
 (3) Commenced Operations on June 30, 1994.
 (4) Commenced Operations on July 15, 1997.
 (5) Commenced Operations on February 28, 1997.
  * Annualized.
 ** Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
    Financial Statements for amounts.
  + Mini Cap Growth Institutional Portfolio
 ++ The total returns of these portfolios were linked to the total returns, after adjusting for the expenses and sales charge, of Portfolios A (the "Linking Portfolios") of their respective series of the Nicholas-Applegate Mutual Funds. Without linking to the Linking Portfolios, the total returns for the fiscal year ended March 31, 1998 of Balanced Growth, Government Income, Emerging Countries and Worldwide Growth would have been 39.49%, 9.89%, 7.83% and 30.87%, respectively.
+++ The total returns of these portfolios were linked to the total returns, after adjusting for the expenses and sales charge, of the Institutional Portfolios (the "Linking Portfolios") of their respective series of the Nicholas-Applegate Mutual Funds. Without linking to the Linking Portfolios, the total returns for the fiscal year ended March 31, 1998 of Large Cap Growth and International Core Growth would have been 25.28% and 36.63%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                                   RATIO OF
                                                                                                                 EXPENSES TO
                                                                                         RATIO OF EXPENSES TO    AVERAGE NET
                                                                                         AVERAGE NET ASSETS,    ASSETS, BEFORE
                                             NET ASSET                      NET ASSETS      AFTER EXPENSE          EXPENSE
                                           VALUES AT END                    AT END OF     REIMBURSEMENT AND     REIMBURSEMENT
                                             OF PERIOD      TOTAL RETURN      PERIOD         FEE WAIVER**      AND FEE WAIVER**
-------------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)+
  For the year ended 3/31/98............     $   25.05           68.89%    $82,121,930            1.57%               1.83%
  For the year ended 3/31/97............         15.94            3.90%     28,711,622            1.56%               1.99%
  For the period ended 3/31/96*.........         15.85           26.80%     25,237,077            1.55%               2.46%
EMERGING GROWTH(2)
  For the year ended 3/31/98............         19.27           47.01%     12,508,383            1.52%               2.39%
  For the year ended 3/31/97............         13.19           (6.03%)     1,013,030            1.51%              10.79%
  For the period ended 3/31/96*.........         14.16           13.28%        313,634            1.49%              37.86%
CORE GROWTH(3)
  For the year ended 3/31/98............         23.30           42.00%     12,204,391            1.22%               1.95%
  For the year ended 3/31/97............         18.01            1.39%     13,115,276            1.25%               1.84%
  For the year ended 3/31/96............         17.99           35.37%      4,273,872            1.23%               2.84%
  For the period ended 3/31/95*.........         13.66            9.28%      2,120,619            1.24%               3.52%
LARGE CAP GROWTH(4)
  For the period ended 3/31/98*+++......         15.66           62.47%        798,864            1.25%              10.45%
INCOME & GROWTH(2)
  For the year ended 3/31/98............         18.47           31.54%      7,080,465            1.22%               2.35%
  For the year ended 3/31/97............         15.19           14.13%      4,598,883            1.25%               2.90%
  For the period ended 3/31/96*.........         13.72           11.13%      1,084,730            1.25%               9.21%
BALANCED GROWTH(3)
  For the year ended 3/31/98++..........         18.48           40.21%        165,613            1.26%              11.28%
  For the year ended 3/31/97............         13.42            7.60%         72,627            1.26%             126.75%
  For the period ended 3/31/96*.........         12.69            2.77%          1,231            1.25%            3094.48%
GOVERNMENT INCOME(2)
  For the year ended 3/31/98++..........         12.30           12.80%        282,919            0.91%              37.81%
  For the year ended 3/31/97............         11.61            2.54%          1,241            0.88%            2789.64%
  For the period ended 3/31/96*.........         12.44            2.48%          1,219            0.95%            3029.81%
EMERGING COUNTRIES(2)
  For the year ended 3/31/98++..........         17.76            8.60%     46,710,857            1.91%               2.43%
  For the year ended 3/31/97............         16.47           25.29%      8,660,367            1.91%               4.20%
  For the period ended 3/31/96*.........         13.18            5.44%        350,058            1.90%              44.24%
INTERNATIONAL SMALL CAP GROWTH(2)
  For the year ended 3/31/98............         19.18           36.90%      8,810,241            1.66%               6.15%
  For the year ended 3/31/97............         14.01           15.03%         42,150            1.66%             151.33%
  For the period ended 3/31/96*.........         13.52            8.16%         19,082            1.65%             531.72%
INTERNATIONAL CORE GROWTH(5)
  For the year ended 3/31/98+++.........         17.43           36.63%      1,718,948            1.66%               3.18%
  For the period ended 3/31/97*.........         12.75            2.00%          1,020            0.00%            2667.07%
WORLDWIDE GROWTH(2)
  For the year ended 3/31/98++..........         19.63           35.11%        644,752            1.61%               3.75%
  For the year ended 3/31/97............         15.00           12.87%        641,965            1.61%              34.99%
  For the period ended 3/31/96*.........         13.27            6.32%          1,115            1.60%            3232.53%

                                                                   RATIO OF NET
                                           INVESTMENT INCOME       (DEFICIT) TO
                                          (DEFICIT) TO AVERAGE     AVERAGE NET
                                           NET ASSETS, AFTER      ASSETS, BEFORE
                                                EXPENSE              EXPENSE
                                           REIMBURSEMENT AND    REIMBURSEMENT AND
                                              FEE WAIVER**         FEE WAIVER**
----------------------------------------
MINI CAP GROWTH(1)+
  For the year ended 3/31/98............          (2.51%)              (2.77%)
  For the year ended 3/31/97............          (1.08%)              (1.30%)
  For the period ended 3/31/96*.........          (0.98%)              (1.36%)
EMERGING GROWTH(2)
  For the year ended 3/31/98............          (1.52%)              (2.39%)
  For the year ended 3/31/97............          (1.02%)             (10.31%)
  For the period ended 3/31/96*.........          (1.05%)             (32.41%)
CORE GROWTH(3)
  For the year ended 3/31/98............          (0.97%)              (1.70%)
  For the year ended 3/31/97............          (0.69%)              (1.28%)
  For the year ended 3/31/96............          (0.57%)              (2.18%)
  For the period ended 3/31/95*.........          (0.33%)              (1.61%)
LARGE CAP GROWTH(4)
  For the period ended 3/31/98*+++......          (0.62%)              (9.82%)
INCOME & GROWTH(2)
  For the year ended 3/31/98............           5.99%                4.87%
  For the year ended 3/31/97............           3.29%                1.61%
  For the period ended 3/31/96*.........           3.59%               (4.22%)
BALANCED GROWTH(3)
  For the year ended 3/31/98++..........           4.09%               (5.94%)
  For the year ended 3/31/97............           2.15%             (123.09%)
  For the period ended 3/31/96*.........           2.16%            (3090.46%)
GOVERNMENT INCOME(2)
  For the year ended 3/31/98++..........          10.52%              (26.38%)
  For the year ended 3/31/97............           5.04%            (2782.24%)
  For the period ended 3/31/96*.........           5.23%            (3021.56%)
EMERGING COUNTRIES(2)
  For the year ended 3/31/98++..........           1.06%                0.54%
  For the year ended 3/31/97............          (0.87%)              (3.20%)
  For the period ended 3/31/96*.........           0.47%              (35.33%)
INTERNATIONAL SMALL CAP GROWTH(2)
  For the year ended 3/31/98............          (0.43%)              (4.93%)
  For the year ended 3/31/97............          (0.64%)            (150.28%)
  For the period ended 3/31/96*.........           0.33%             (529.11%)
INTERNATIONAL CORE GROWTH(5)
  For the year ended 3/31/98+++.........          (0.47%)              (1.99%)
  For the period ended 3/31/97*.........           0.00%            (2666.34%)
WORLDWIDE GROWTH(2)
  For the year ended 3/31/98++..........          (0.47%)              (2.61%)
  For the year ended 3/31/97............          (0.91%)             (34.23%)
  For the period ended 3/31/96*.........          (0.50%)           (3231.44%)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                            MINI CAP        EMERGING          CORE          LARGE CAP
                                             GROWTH+         GROWTH          GROWTH          GROWTH
                                          -------------------------------------------------------------
ASSETS
  Investments in Master Trust Fund, at
    value*..............................  $  82,164,598   $  12,517,774   $  12,194,825   $     799,241
  Receivable for shares of beneficial
    interests sold......................         12,946         206,161           5,000              --
  Receivable for investments sold in
    Master Trust Fund...................        267,424           2,000           2,838              --
  Due from advisor......................         45,502           8,775          24,652           9,021
  Other assets..........................             --              --              --              --
                                          -------------------------------------------------------------
    Total assets........................     82,490,470      12,734,710      12,227,315         808,262
                                          -------------------------------------------------------------
LIABILITIES
  Payable for investments purchased in
    Master Trust Fund...................         12,946         206,161           5,000              --
  Payable for shares of beneficial
    interests repurchased...............        267,424           2,000           2,838              --
  Accrued expenses......................         88,170          18,166          15,086           9,398
                                          -------------------------------------------------------------
    Total liabilities...................        368,540         226,327          22,924           9,398
                                          -------------------------------------------------------------
NET ASSETS..............................  $  82,121,930   $  12,508,383   $  12,204,391   $     798,864
                                          -------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $  53,762,454   $  11,437,876   $   8,788,736   $     712,233
  Accumulated undistributed net
    investment income (deficit).........     (1,280,770)        (44,859)       (175,305)           (705)
  Accumulated undistributed net realized
    gain (loss).........................      2,365,460         (72,712)        484,696           1,133
  Accumulated undistributed foreign
    exchange gain (loss)................             --              --              --              --
  Net unrealized foreign exchange gain
    (loss)..............................             --              --              --              --
  Net unrealized appreciation on
    investments.........................     27,274,786       1,188,078       3,106,264          86,203
                                          -------------------------------------------------------------
    Net assets..........................  $  82,121,930   $  12,508,383   $  12,204,391   $     798,864
                                          -------------------------------------------------------------
  Shares of beneficial interest, no par
    value, issued and outstanding
    (unlimited shares authorized).......      3,278,934         649,154         523,707          51,005
                                          -------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net assets/
    Outstanding shares of beneficial
    interest)...........................  $       25.05   $       19.27   $       23.30   $       15.66
                                          -------------------------------------------------------------
*Cost of investments in the Master Trust
  Fund..................................  $  47,503,134   $  11,405,188   $   7,285,112   $     712,014
                                          -------------------------------------------------------------

-------------
+ Mini Cap Growth Institutional Portfolio

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                             INTERNATIONAL
                                           INCOME &     BALANCED   GOVERNMENT   EMERGING       SMALL CAP      INTERNATIONAL
                                            GROWTH       GROWTH     INCOME      COUNTRIES        GROWTH        CORE GROWTH
                                          ----------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust Fund, at
    value*..............................  $ 7,108,846   $164,392   $283,059    $46,691,430   $   8,811,417    $   1,721,452
  Receivable for shares of beneficial
    interests sold......................        4,809         --         --        506,424         719,500           51,700
  Receivable for investments sold in
    Master Trust Fund...................        6,057         --         --         26,819           7,097               --
  Due from advisor......................       42,238      1,966      1,723         48,503           5,181              890
  Other assets..........................           --     12,153     37,861             --           2,541               --
                                          ----------------------------------------------------------------------------------
    Total assets........................    7,161,950    178,511    322,643     47,273,176       9,545,736        1,774,042
                                          ----------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased in
    Master Trust Fund...................        4,809         --         --        506,424         719,500           51,700
  Payable for shares of beneficial
    interests repurchased...............        6,057         --         --         26,819           7,097               --
  Accrued expenses......................       70,619     12,898     39,724         29,076           8,898            3,394
                                          ----------------------------------------------------------------------------------
    Total liabilities...................       81,485     12,898     39,724        562,319         735,495           55,094
                                          ----------------------------------------------------------------------------------
NET ASSETS..............................  $ 7,080,465   $165,613   $282,919    $46,710,857   $   8,810,241    $   1,718,948
                                          ----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $ 5,640,861   $138,183   $283,324    $45,981,868   $   8,549,875    $   1,544,648
  Accumulated undistributed net
    investment income (deficit).........         (232)         1        (84)        97,469            (150)          (3,639)
  Accumulated undistributed net realized
    gain (loss).........................       56,512      9,386     (2,177)    (4,665,597)          2,362          (82,095)
  Accumulated undistributed foreign
    exchange gain (loss)................           --        745        139        (91,344)         (1,494)          (3,012)
  Net unrealized foreign exchange gain
    (loss)..............................           --        (88)       804             16           2,752              514
  Net unrealized appreciation on
    investments.........................    1,383,324     17,386        913      5,388,445         256,896          262,532
                                          ----------------------------------------------------------------------------------
    Net assets..........................  $ 7,080,465   $165,613   $282,919    $46,710,857   $   8,810,241    $   1,718,948
                                          ----------------------------------------------------------------------------------
  Shares of beneficial interest, no par
    value, issued and outstanding
    (unlimited shares authorized).......      383,344      8,960     23,000      2,630,762         459,262           98,626
                                          ----------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net assets/
    Outstanding shares of beneficial
    interest)...........................  $     18.47   $  18.48   $  12.30    $     17.76   $       19.18    $       17.43
                                          ----------------------------------------------------------------------------------
*Cost of investments in the Master Trust
  Fund..................................  $ 5,034,232   $133,713   $280,652    $45,690,900   $   8,546,913    $   1,544,648
                                          ----------------------------------------------------------------------------------


                                          WORLDWIDE
                                           GROWTH

ASSETS
  Investments in Master Trust Fund, at
    value*..............................  $648,171
  Receivable for shares of beneficial
    interests sold......................     7,604
  Receivable for investments sold in
    Master Trust Fund...................        --
  Due from advisor......................     4,226
  Other assets..........................        --

    Total assets........................   660,001

LIABILITIES
  Payable for investments purchased in
    Master Trust Fund...................     7,604
  Payable for shares of beneficial
    interests repurchased...............        --
  Accrued expenses......................     7,645

    Total liabilities...................    15,249

NET ASSETS..............................  $644,752

COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $491,316
  Accumulated undistributed net
    investment income (deficit).........    (4,390)
  Accumulated undistributed net realized
    gain (loss).........................    46,822
  Accumulated undistributed foreign
    exchange gain (loss)................    (3,698)
  Net unrealized foreign exchange gain
    (loss)..............................        26
  Net unrealized appreciation on
    investments.........................   114,676

    Net assets..........................  $644,752

  Shares of beneficial interest, no par
    value, issued and outstanding
    (unlimited shares authorized).......    32,849

COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net assets/
    Outstanding shares of beneficial
    interest)...........................  $  19.63

*Cost of investments in the Master Trust
  Fund..................................  $468,048


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                            MINI CAP        EMERGING                        LARGE CAP
                                             GROWTH+         GROWTH        CORE GROWTH      GROWTH++
                                          -------------------------------------------------------------
INVESTMENT INCOME
  Net investment income (deficit) from
    Master Trust Fund...................  $    (841,804)  $     (22,612)  $     (40,690)  $       (312)
                                          -------------------------------------------------------------
EXPENSES
  Accounting fees.......................         43,656           2,405           8,200             78
  Administration fees...................          5,000           5,000             976            503
  Audit & tax fees......................         17,303           1,545           3,767             46
  Co-Administration fees................         68,683           3,874          12,708            146
  Insurance.............................          3,916             150             764              1
  Legal fees............................          8,916           2,678           5,281             27
  Miscellaneous.........................          5,391              76             262            132
  Organization costs....................          1,758             622           8,057             --
  Registration fees -- federal..........          1,046             222           1,960             --
  Registration fees -- state............         17,331           3,555           8,052            410
  Shareholder reporting fees............         31,106           5,589          46,671             81
  Shareholder servicing fees............             --           9,686          31,770            308
  Transfer agent fees...................         13,459          11,742           3,370          7,829
  Trustees' fees........................          1,270           1,270           1,270            877
                                          -------------------------------------------------------------
    Total expenses......................        218,835          48,414         133,108         10,438
  Less: Reimbursement to (from)
    advisor.............................       (115,811)        (29,817)        (79,245)        (9,922)
  Less: Co-Administration fees waived...        (68,683)         (3,874)        (12,708)          (146)
  Add: Line of credit commitment fee....          4,717             256             894              8
                                          -------------------------------------------------------------
    Net expenses........................         39,058          14,979          42,049            378
                                          -------------------------------------------------------------
      Net investment income (deficit)...       (880,862)        (37,591)        (82,739)          (690)
                                          -------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................      5,702,809         (17,543)      1,058,728          1,336
  Net realized foreign exchange gain
    (loss)..............................             --              --              --             --
  Change in net unrealized foreign
    exchange gain (loss)................             --              --              --             --
  Change in net unrealized appreciation
    of investments......................     25,834,769       1,218,656       3,408,459         86,203
                                          -------------------------------------------------------------
      Net gain (loss) on investments....     31,537,578       1,201,113       4,467,187         87,539
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $  30,656,716   $   1,163,522   $   4,384,448   $     86,849
                                          -------------------------------------------------------------

-------------
 + Mini Cap Growth Institutional Portfolio
++ Commenced operations on July 15, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                             INTERNATIONAL
                                           INCOME &     BALANCED   GOVERNMENT   EMERGING       SMALL CAP      INTERNATIONAL
                                            GROWTH       GROWTH     INCOME      COUNTRIES        GROWTH        CORE GROWTH
                                          ----------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income (deficit) from
    Master Trust Fund...................  $   187,051   $  2,512   $  2,372    $  187,669    $       1,095    $      (1,135)
                                          ----------------------------------------------------------------------------------
EXPENSES
  Accounting fees.......................        3,816         71         28        15,318              219              512
  Administration fees...................        1,415        164        169         4,855              212              746
  Audit & tax fees......................        2,212         49         16         6,983              527              189
  Co-Administration fees................        5,933        110         44        24,071              353              817
  Insurance.............................          360          6         --         1,316               --               42
  Legal fees............................        4,527        142          8        14,309               53              766
  Miscellaneous.........................          704        404         --         2,780              425              374
  Organization costs....................          622        622        639           656              622               --
  Registration fees -- federal..........          922         21         --         2,242                6                7
  Registration fees -- state............        9,934         60      6,529        11,851               29            6,369
  Shareholder reporting fees............       17,416         34         27        26,160            1,222              401
  Shareholder servicing fees............       14,832        276        110        60,178              882            2,042
  Transfer agent fees...................       21,654      7,971      7,020        16,525           10,650              532
  Trustees' fees........................        1,270      1,270      1,270         1,270            1,270            1,270
                                          ----------------------------------------------------------------------------------
    Total expenses......................       85,617     11,200     15,860       188,514           16,470           14,067
  Less: Reimbursement to (from)
    advisor.............................      (61,664)   (10,759)   (15,683)      (92,229)         (15,061)         (10,800)
  Less: Co-Administration fees waived...       (5,933)      (110)       (44)      (24,071)            (353)            (817)
  Add: Line of credit commitment fee....          414          8          2         1,630               23               54
                                          ----------------------------------------------------------------------------------
    Net expenses........................       18,434        339        135        73,844            1,079            2,504
                                          ----------------------------------------------------------------------------------
      Net investment income (deficit)...      168,617      2,173      2,237       113,825               16           (3,639)
                                          ----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................      245,941     13,555     (1,982)   (4,685,361)           3,789          (82,104)
  Net realized foreign exchange gain
    (loss)..............................           --        745        139       (87,842)          (1,389)          (3,010)
  Change in net unrealized foreign
    exchange gain (loss)................           --        (88)       804            26            2,757              514
  Change in net unrealized appreciation
    of investments......................    1,180,413     17,338        937     5,334,689          253,301          262,519
                                          ----------------------------------------------------------------------------------
      Net gain (loss) on investments....    1,426,354     31,550       (102)      561,512          258,458          177,919
                                          ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $ 1,594,971   $ 33,723   $  2,135    $  675,337    $     258,474    $     174,280
                                          ----------------------------------------------------------------------------------


                                          WORLDWIDE
                                           GROWTH

INVESTMENT INCOME
  Net investment income (deficit) from
    Master Trust Fund...................  $   (320)

EXPENSES
  Accounting fees.......................       431
  Administration fees...................       260
  Audit & tax fees......................       346
  Co-Administration fees................       709
  Insurance.............................        44
  Legal fees............................       607
  Miscellaneous.........................        39
  Organization costs....................       622
  Registration fees -- federal..........       179
  Registration fees -- state............     4,865
  Shareholder reporting fees............        43
  Shareholder servicing fees............     1,774
  Transfer agent fees...................     6,188
  Trustees' fees........................     1,270

    Total expenses......................    17,377
  Less: Reimbursement to (from)
    advisor.............................   (13,831)
  Less: Co-Administration fees waived...      (709)
  Add: Line of credit commitment fee....        50

    Net expenses........................     2,887

      Net investment income (deficit)...    (3,207)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................    84,500
  Net realized foreign exchange gain
    (loss)..............................    (2,657)
  Change in net unrealized foreign
    exchange gain (loss)................       172
  Change in net unrealized appreciation
    of investments......................   108,761

      Net gain (loss) on investments....   190,776

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $187,569


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                                MINI CAP GROWTH+                 EMERGING GROWTH
                                          -----------------------------   -----------------------------
                                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                           ENDED MARCH     ENDED MARCH     ENDED MARCH     ENDED MARCH
                                            31, 1998        31, 1997        31, 1998        31, 1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....  $    (880,862)  $    (322,817)  $     (37,591)  $      (6,606)
    Net realized gain (loss) from
      security transactions.............      5,702,809       2,962,417         (17,543)        (21,713)
    Net realized foreign exchange gain
      (loss)............................             --              --              --              --
    Change in net unrealized foreign
      exchange gain (loss)..............             --              --              --              --
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................     25,834,769      (1,715,457)      1,218,656         (61,991)
                                          -------------------------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations....................     30,656,716         924,143       1,163,522         (90,310)
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............             --              --              --              --
    Capital gain*.......................     (5,282,913)       (960,218)        (17,729)         (6,514)
                                          -------------------------------------------------------------
        Total Distributions.............     (5,282,913)       (960,218)        (17,729)         (6,514)
                                          -------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........     69,138,576      13,080,834      20,108,210       1,391,179
    Proceeds from shares issued for
      distribution reinvestment.........      4,472,132         754,309          17,715           6,514
    Cost of shares repurchased..........    (45,574,203)    (10,324,523)     (9,776,365)       (601,473)
                                          -------------------------------------------------------------
      Increase (decrease) in net assets
        derived from transactions in
        shares of beneficial interest...     28,036,505       3,510,620      10,349,560         796,220
                                          -------------------------------------------------------------
        Total increase in net assets....     53,410,308       3,474,545      11,495,353         699,396
                                          -------------------------------------------------------------
NET ASSETS
  BEGINNING OF PERIOD...................     28,711,622      25,237,077       1,013,030         313,634
                                          -------------------------------------------------------------
  END OF PERIOD.........................  $  82,121,930   $  28,711,622   $  12,508,383   $   1,013,030
                                          -------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................      1,801,049       1,592,133          76,796          22,145
  Shares sold...........................      3,242,406         724,572       1,102,868          94,608
  Shares issued for distributions
    reinvested..........................        202,450          43,501             997             430
  Shares repurchased....................     (1,966,971)       (559,157)       (531,507)        (40,387)
                                          -------------------------------------------------------------
        Ending balance..................      3,278,934       1,801,049         649,154          76,796
                                          -------------------------------------------------------------

-------------
 + Mini Cap Growth Institutional Portfolio
++ Commenced Operations on July 15, 1997.
 * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                  LARGE CAP
                                                                   GROWTH
                                         CORE GROWTH            -------------          INCOME & GROWTH
                                -----------------------------      FOR THE      -----------------------------
                                FOR THE YEAR    FOR THE YEAR    PERIOD ENDED    FOR THE YEAR    FOR THE YEAR
                                 ENDED MARCH     ENDED MARCH      MARCH 31,      ENDED MARCH     ENDED MARCH
                                  31, 1998        31, 1997         1998++         31, 1998        31, 1997
                                -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  FROM OPERATIONS
    Net investment income
      (deficit)...............  $     (82,739)  $     (72,445)  $       (690)   $     168,617   $      99,601
    Net realized gain (loss)
      from security
      transactions............      1,058,728         558,099          1,336          245,941         152,145
    Net realized foreign
      exchange gain (loss)....             --              --             --               --              --
    Change in net unrealized
      foreign exchange gain
      (loss)..................             --              --             --               --              --
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............      3,408,459      (1,064,428)        86,203        1,180,413         129,441
                                -----------------------------------------------------------------------------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....      4,384,448        (578,774)        86,849        1,594,971         381,187
                                -----------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
    Net investment income*....             --              --            (15)        (168,740)        (99,816)
    Capital gain*.............     (1,145,207)       (168,885)          (203)        (321,839)         (8,197)
                                -----------------------------------------------------------------------------
        Total Distributions...     (1,145,207)       (168,885)          (218)        (490,579)       (108,013)
                                -----------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
    Proceeds from shares
      sold....................      3,584,125      12,065,203        714,785        1,905,912       4,299,937
    Proceeds from shares
      issued for distribution
      reinvestment............      1,134,102         168,743            153          490,423         107,903
    Cost of shares
      repurchased.............     (8,868,353)     (2,644,883)        (2,705)      (1,019,145)     (1,166,861)
                                -----------------------------------------------------------------------------
      Increase (decrease) in
        net assets derived
        from transactions in
        shares of beneficial
        interest..............     (4,150,126)      9,589,063        712,233        1,377,190       3,240,979
                                -----------------------------------------------------------------------------
        Total increase in net
          assets..............       (910,885)      8,841,404        798,864        2,481,582       3,514,153
                                -----------------------------------------------------------------------------
NET ASSETS
  BEGINNING OF PERIOD.........     13,115,276       4,273,872             --        4,598,883       1,084,730
                                -----------------------------------------------------------------------------
  END OF PERIOD...............  $  12,204,391   $  13,115,276   $    798,864    $   7,080,465   $   4,598,883
                                -----------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........        728,031         237,524             --          302,819          79,061
  Shares sold.................        170,070         619,082         51,175          111,297         292,321
  Shares issued for
    distributions
    reinvested................         55,785           8,425             11           28,400           7,215
  Shares repurchased..........       (430,179)       (137,000)          (181)         (59,172)        (75,778)
                                -----------------------------------------------------------------------------
        Ending balance........        523,707         728,031         51,005          383,344         302,819
                                -----------------------------------------------------------------------------


                                       BALANCED GROWTH
                                -----------------------------
                                FOR THE YEAR    FOR THE YEAR
                                 ENDED MARCH     ENDED MARCH
                                  31, 1998        31, 1997

INCREASE (DECREASE) IN NET
  ASSETS
  FROM OPERATIONS
    Net investment income
      (deficit)...............  $      2,173    $        631
    Net realized gain (loss)
      from security
      transactions............        13,555          (4,148)
    Net realized foreign
      exchange gain (loss)....           745              --
    Change in net unrealized
      foreign exchange gain
      (loss)..................           (88)             --
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............        17,338               9

        Net increase
          (decrease) in net
          assets resulting
          from operations.....        33,723          (3,508)

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
    Net investment income*....        (2,188)           (615)
    Capital gain*.............            --              --

        Total Distributions...        (2,188)           (615)

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
    Proceeds from shares
      sold....................        67,581          74,911
    Proceeds from shares
      issued for distribution
      reinvestment............         3,310             614
    Cost of shares
      repurchased.............        (9,440)             (6)

      Increase (decrease) in
        net assets derived
        from transactions in
        shares of beneficial
        interest..............        61,451          75,519

        Total increase in net
          assets..............        92,986          71,396

NET ASSETS
  BEGINNING OF PERIOD.........        72,627           1,231

  END OF PERIOD...............  $    165,613    $     72,627

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         5,413              97
  Shares sold.................         3,525           5,271
  Shares issued for
    distributions
    reinvested................           128              45
  Shares repurchased..........          (106)             --

        Ending balance........         8,960           5,413


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
--------------------------------------------------------------------------------
ADVISORY SERIES PORTFOLIOS

                                                GOVERNMENT INCOME              EMERGING COUNTRIES
                                          -----------------------------   -----------------------------
                                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                           ENDED MARCH     ENDED MARCH     ENDED MARCH     ENDED MARCH
                                            31, 1998        31, 1997        31, 1998        31, 1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....  $      2,237    $         71    $     113,825   $     (16,586)
    Net realized gain (loss) from
      security transactions.............        (1,982)             33       (4,685,361)        221,510
    Net realized foreign exchange gain
      (loss)............................           139              --          (87,842)         (3,283)
    Change in net unrealized foreign
      exchange gain (loss)..............           804              --               26             (25)
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................           937               7        5,334,689          41,767
                                          -------------------------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations....................         2,135             111          675,337         243,383
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............        (2,320)            (72)              --              --
    Capital gain*.......................          (203)            (44)        (187,543)         (4,173)
                                          -------------------------------------------------------------
        Total Distributions.............        (2,523)           (116)        (187,543)         (4,173)
                                          -------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........       279,550              --       51,065,387       8,292,819
    Proceeds from shares issued for
      distribution reinvestment.........         2,520             111          151,971           4,139
    Cost of shares repurchased..........            (4)            (84)     (13,654,662)       (225,859)
                                          -------------------------------------------------------------
      Increase (decrease) in net assets
        derived from transactions in
        shares of beneficial interest...       282,066              27       37,562,696       8,071,099
                                          -------------------------------------------------------------
        Total increase in net assets....       281,678              22       38,050,490       8,310,309
                                          -------------------------------------------------------------
NET ASSETS
  BEGINNING OF PERIOD...................         1,241           1,219        8,660,367         350,058
                                          -------------------------------------------------------------
  END OF PERIOD.........................  $    282,919    $      1,241    $  46,710,857   $   8,660,367
                                          -------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................           107              98          525,746          26,554
  Shares sold...........................        22,688              --        2,910,075         513,026
  Shares issued for distributions
    reinvested..........................           205               9            9,663             280
  Shares repurchased....................            --              --         (814,722)        (14,114)
                                          -------------------------------------------------------------
        Ending balance..................        23,000             107        2,630,762         525,746
                                          -------------------------------------------------------------

-------------
+++ Commenced Operations on February 28, 1997.
  * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                   INTERNATIONAL SMALL CAP        INTERNATIONAL CORE GROWTH
                                           GROWTH               -----------------------------         WORLDWIDE GROWTH
                                -----------------------------                      FOR THE      -----------------------------
                                FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    PERIOD ENDED    FOR THE YEAR    FOR THE YEAR
                                 ENDED MARCH     ENDED MARCH     ENDED MARCH      MARCH 31,      ENDED MARCH     ENDED MARCH
                                  31, 1998        31, 1997        31, 1998         1997+++        31, 1998        31, 1997
                                ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  FROM OPERATIONS
    Net investment income
      (deficit)...............  $          16   $       (178)   $      (3,639)  $         --    $      (3,207)  $     (1,180)
    Net realized gain (loss)
      from security
      transactions............          3,789          1,679          (82,104)             9           84,500        (14,371)
    Net realized foreign
      exchange gain (loss)....         (1,389)           (97)          (3,010)            (2)          (2,657)        (1,040)
    Change in net unrealized
      foreign exchange gain
      (loss)..................          2,757             (4)             514             --              172           (146)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............        253,301          2,421          262,519             13          108,761          5,807
                                ---------------------------------------------------------------------------------------------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....        258,474          3,821          174,280             20          187,569        (10,930)
                                ---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
    Net investment income*....             --             --               --             --               --             --
    Capital gain*.............             --         (2,962)              --             --          (23,268)            --
                                ---------------------------------------------------------------------------------------------
        Total Distributions...             --         (2,962)              --             --          (23,268)            --
                                ---------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
    Proceeds from shares
      sold....................      8,543,873         20,400        1,808,824             --        1,508,613        687,001
    Proceeds from shares
      issued for distribution
      reinvestment............             --          2,963               --             --           23,268             --
    Cost of shares
      repurchased.............        (34,256)        (1,154)        (265,176)            --       (1,693,395)       (35,221)
                                ---------------------------------------------------------------------------------------------
      Increase (decrease) in
        net assets derived
        from transactions in
        shares of beneficial
        interest..............      8,509,617         22,209        1,543,648             --         (161,514)       651,780
                                ---------------------------------------------------------------------------------------------
        Total increase in net
          assets..............      8,768,091         23,068        1,717,928             20            2,787        640,850
                                ---------------------------------------------------------------------------------------------
NET ASSETS
  BEGINNING OF PERIOD.........         42,150         19,082            1,020          1,000          641,965          1,115
                                ---------------------------------------------------------------------------------------------
  END OF PERIOD...............  $   8,810,241   $     42,150    $   1,718,948   $      1,020    $     644,752   $    641,965
                                ---------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          3,008          1,411               80             80           42,808             84
  Shares sold.................        458,377          1,453          115,512             --           88,591         45,017
  Shares issued for
    distributions
    reinvested................             --            223               --             --            1,377             --
  Shares repurchased..........         (2,123)           (79)         (16,966)            --          (99,927)        (2,293)
                                ---------------------------------------------------------------------------------------------
        Ending balance........        459,262          3,008           98,626             80           32,849         42,808
                                ---------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which commenced operations on April 19, 1993. The Trust offers 56 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Advisory (formerly Qualified), with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering 17 investment vehicles (the "Funds"). For a description of the investment objectives of each Fund, see Note A to the accompanying Funds' financial statement.

INVESTMENT INCOME AND REALIZED AND UNREALIZED GAINS AND LOSSES

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from securities transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

PORTFOLIO SHARE VALUATION

  The net asset value per portfolio share is determined each business day at the close of regular trading on the New York Stock Exchange by dividing a portfolio's net assets by the number of its shares outstanding.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, and capital loss carryforwards.

  As of March 31, 1998, Government Income Advisory Portfolio, Emerging Countries Advisory Portfolio, and International Core Growth Advisory Portfolio had available for Federal tax purposes $1,249, $4,122,382 and $78,557, respectively, of unused capital loss carryovers which expire in 2006.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describe each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

SHAREHOLDER SERVICE PLAN

  The Trust has approved a shareholder service plan under which Nicholas Applegate Securities (the distributor), an affiliate of Nicholas-Applegate Capital Management, is compensated 0.25% of the average daily net asset value of the Advisory Series for non-distribution related expenses.

ADMINISTRATIVE SERVICES AGREEMENT

  The Trust pays the Investment Adviser for Co-Administrative services at an annual rate of 0.10% of average daily net assets of each of the Portfolios. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation. In addition, the Investment Adviser has agreed to waive these fees if the related Portfolio's expenses before reimbursement is greater that the expense limitation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1999. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Mini Cap Growth Institutional Portfolio...........   1.56%
Emerging Growth Advisory Portfolio................   1.50%
Core Growth Advisory Portfolio....................   1.25%
Large Cap Growth Advisory Portfolio...............   1.25%
Income & Growth Advisory Portfolio................   1.25%
Balanced Growth Advisory Portfolio................   1.25%
Government Income Advisory Portfolio..............   0.80%
Emerging Countries Advisory Portfolio.............   1.90%
International Small Cap Advisory Portfolio........   1.65%
International Core Growth Advisory Portfolio......   1.65%
Worldwide Growth Advisory Portfolio...............   1.60%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate, including Co-Administration Fees, on behalf of the Portfolios, during the periods from inception (respectively) to March 31, 1998, are as follows:

Mini Cap Growth Institutional Portfolio...........  $  280,836
Emerging Growth Advisory Portfolio................     115,031
Core Growth Advisory Portfolio....................     217,279
Large Cap Growth Advisory Portfolio...............      10,068
Income & Growth Advisory Portfolio................     136,318
Balanced Growth Advisory Portfolio................      66,355
Government Income Advisory Portfolio..............      73,677
Emerging Countries Advisory Portfolio.............     179,889
International Small Cap Growth Advisory
 Portfolio........................................      76,316
International Core Growth Advisory Portfolio......      13,985
Worldwide Growth Advisory Portfolio...............      77,041

  Effective March 31, 1998, Nicholas-Applegate agreed to amend the expense reimbursement agreement to limit the period within which Nicholas-Applegate may recoup the above amounts from the Funds, to no later than March 31, 2003. In addition, the possible recoupment period of any expense

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

reimbursements in each year subsequent to 1998 will be limited to five years from the year of the reimbursement. Such recoupments are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Adviser and the Distributor.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the fiscal year ended March 31, 1998, were as follows:

                                                    ADDITIONS    REDUCTIONS
                                                      (000S)       (000S)
                                                    ----------   ----------
Mini Cap Growth Institutional Portfolio...........  $   69,265   $  46,528
Emerging Growth Advisory Portfolio................      20,134       9,820
Core Growth Advisory Portfolio....................       3,667       9,014
Large Cap Growth Advisory Portfolio...............         715           3
Income & Growth Advisory Portfolio................       1,906       1,019
Balanced Growth Advisory Portfolio................          87          29
Government Income Advisory Portfolio..............         280           -
Emerging Countries Advisory Portfolio.............      51,071      13,795
International Small Cap Advisory Portfolio........       8,543          34
International Core Growth Advisory Portfolio......       1,809         265
Worldwide Growth Advisory Portfolio...............       1,508       1,693

4. CREDIT FACILITY

  The Portfolios participate in a $75 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Portfolios have agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. At March 31, 1998, there were no outstanding borrowings under the Facility. The maximum amount borrowed under this line of credit at any time during the fiscal year ended March 31, 1998 was $0.

5. SUBSEQUENT EVENT

  In 1998, the Board of Trustees of the Nicholas-Applegate Mutual Funds (the "Trust") and the Nicholas-Applegate Investment Trust (the "Master Trust") approved a plan to reorganize the current master-feeder structure into a new multi-class fund structure, subject to the necessary shareholder approvals. Upon the effective date of the reorganization, which is planned to take place subsequent to March 31, 1998, all assets and liabilities of the master-feeder funds will be transferred to the corresponding multi-class funds, and shareholders of the Trust will effectively exchange their shares in the Trust for equal amounts of shares in the respective multi-class funds in a tax free exchange.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST MARCH 31, 1998

                                            MINI CAP      EMERGING         CORE        LARGE CAP
                                             GROWTH        GROWTH         GROWTH         GROWTH
                                              FUND          FUND           FUND           FUND
                                          --------------------------------------------------------
ASSETS
  Investments, at value*................  $ 83,149,982  $ 747,420,210  $ 490,210,906  $ 12,274,381
  Foreign currencies, at value**........            --             --             --            --
  Cash..................................           978             --          1,326           872
  Receivable for investment securities
    sold................................       261,570     11,854,357      2,889,481            --
  Receivable for interests sold.........        12,946     62,204,688      1,819,942       126,687
  Dividends receivable..................           760        154,994         67,510         2,714
  Interest receivable...................         8,181        125,323         67,171           216
  Due from advisor......................        13,800             --             --         2,900
  Other assets..........................            --             --             --            --
                                          --------------------------------------------------------
      Total assets......................    83,448,217    821,759,572    495,056,336    12,407,770
                                          --------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased...........................       457,169      7,408,934      6,746,903       125,403
  Payable for interests repurchased.....       267,424      7,846,802      1,440,660         6,823
  Accrued expenses......................       125,348        718,450         66,015        16,197
  Due to advisor........................            --             --        299,820            --
  Unrealized loss on forward currency
    contracts...........................            --             --             --            --
  Line of credit........................            --             --             --            --
  Cash overdraft........................            --     52,689,460             --            --
                                          --------------------------------------------------------
      Total liabilities.................       849,941     68,663,646      8,553,398       148,423
                                          --------------------------------------------------------
  NET ASSETS............................  $ 82,598,276  $ 753,095,926  $ 486,502,938  $ 12,259,347
                                          --------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $ 47,729,325  $ 335,434,815  $ 211,148,637  $ 10,067,294
  Accumulated net investment income
    (deficit)...........................    (1,228,498)   (13,574,277)    (3,708,476)       (2,853)
  Accumulated net realized gain
    (loss)..............................     8,664,060    173,656,050    166,800,398       540,202
  Accumulated net realized foreign
    exchange gain (loss)................            --             --             --            --
  Net unrealized foreign exchange gain
    (loss)..............................            --             --             --            --
  Net unrealized appreciation on
    investments.........................    27,433,389    257,579,338    112,262,379     1,654,704
                                          --------------------------------------------------------
      Net assets........................  $ 82,598,276  $ 753,095,926  $ 486,502,938  $ 12,259,347
                                          --------------------------------------------------------
 * Investments, at cost.................  $ 55,716,593  $ 489,840,872  $ 377,948,527  $ 10,619,677
                                          --------------------------------------------------------
** Foreign currencies, at cost..........            --             --             --            --
                                          --------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            INCOME &       BALANCED                   EMERGING     INTERNATIONAL INTERNATIONAL
                                             GROWTH         GROWTH     GOVERNMENT     COUNTRIES     SMALL CAP    CORE GROWTH
                                              FUND           FUND      INCOME FUND      FUND       GROWTH FUND       FUND
                                          -----------------------------------------------------------------------------------
ASSETS
  Investments, at value*................  $ 250,814,551  $ 32,580,277  $ 9,442,122  $ 276,909,907  $ 84,296,355  $ 56,546,002
  Foreign currencies, at value**........             --           226            8        491,004        40,285            61
  Cash..................................             --            --          755          1,635         1,156         1,588
  Receivable for investment securities
    sold................................      5,171,476     1,210,032           --      3,574,790     1,401,954       149,676
  Receivable for interests sold.........      1,659,439       330,246       55,669      1,899,945     1,091,982     2,802,668
  Dividends receivable..................        236,152        15,036        1,461      2,075,665       126,658       127,727
  Interest receivable...................      1,058,473       120,589       82,534            460            --           736
  Due from advisor......................             --            --       40,615             --            --         2,081
  Other assets..........................             --            --           --      2,334,888         6,150         2,867
                                          -----------------------------------------------------------------------------------
      Total assets......................    258,940,091    34,256,406    9,623,164    287,288,294    86,964,540    59,633,406
                                          -----------------------------------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased...........................      1,550,000       996,247           --      4,791,102     3,882,254     1,380,520
  Payable for interests repurchased.....        235,843       191,472       53,024        455,175        61,029            --
  Accrued expenses......................         36,110        14,400       36,007        220,108        61,949        27,833
  Due to advisor........................        153,724        13,773           --        109,055        19,071            --
  Unrealized loss on forward currency
    contracts...........................             --        19,084       17,286             --            --            --
  Line of credit........................      3,000,491            --           --             --            --            --
  Cash overdraft........................        636,193        77,825           --             --            --            --
                                          -----------------------------------------------------------------------------------
      Total liabilities.................      5,612,361     1,312,801      106,317      5,575,440     4,024,303     1,408,353
                                          -----------------------------------------------------------------------------------
  NET ASSETS............................  $ 253,327,730  $ 32,943,605  $ 9,516,847  $ 281,712,854  $ 82,940,237  $ 58,225,053
                                          -----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $ 158,218,976  $ 16,585,886  $ 7,720,274  $ 251,487,861  $ 51,018,581  $ 49,895,553
  Accumulated net investment income
    (deficit)...........................     21,834,679     2,691,561    1,509,477      1,023,873      (341,593)       (3,275)
  Accumulated net realized gain
    (loss)..............................     26,893,653     8,456,274      221,313     (5,151,924)   11,905,907      (528,897)
  Accumulated net realized foreign
    exchange gain (loss)................             --        96,690       46,678     (1,026,601)     (462,261)     (136,556)
  Net unrealized foreign exchange gain
    (loss)..............................             --       (19,415)     (17,401)          (582)       22,202        17,107
  Net unrealized appreciation on
    investments.........................     46,380,422     5,132,609       36,506     35,380,227    20,797,401     8,981,121
                                          -----------------------------------------------------------------------------------
      Net assets........................  $ 253,327,730  $ 32,943,605  $ 9,516,847  $ 281,712,854  $ 82,940,237  $ 58,225,053
                                          -----------------------------------------------------------------------------------
 * Investments, at cost.................  $ 204,434,129  $ 27,447,668  $ 9,405,616  $ 241,529,680  $ 63,498,954  $ 47,564,881
                                          -----------------------------------------------------------------------------------
** Foreign currencies, at cost..........             --  $        235  $         8  $     501,211  $     48,766  $         71
                                          -----------------------------------------------------------------------------------

                                            WORLDWIDE
                                             GROWTH
                                              FUND

ASSETS
  Investments, at value*................  $ 136,259,351
  Foreign currencies, at value**........         38,506
  Cash..................................          1,275
  Receivable for investment securities
    sold................................      3,744,481
  Receivable for interests sold.........      8,479,530
  Dividends receivable..................        267,719
  Interest receivable...................          2,294
  Due from advisor......................             --
  Other assets..........................          7,934

      Total assets......................    148,801,090

LIABILITIES
  Payable for investment securities
    purchased...........................      2,912,969
  Payable for interests repurchased.....        215,924
  Accrued expenses......................         25,388
  Due to advisor........................        110,444
  Unrealized loss on forward currency
    contracts...........................             --
  Line of credit........................             --
  Cash overdraft........................             --

      Total liabilities.................      3,264,725

  NET ASSETS............................  $ 145,536,365

COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $  70,457,394
  Accumulated net investment income
    (deficit)...........................        236,552
  Accumulated net realized gain
    (loss)..............................     45,411,368
  Accumulated net realized foreign
    exchange gain (loss)................        188,583
  Net unrealized foreign exchange gain
    (loss)..............................          7,150
  Net unrealized appreciation on
    investments.........................     29,235,318

      Net assets........................  $ 145,536,365

 * Investments, at cost.................  $ 107,024,033

** Foreign currencies, at cost..........  $      45,840


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1998

                                  MINI CAP       EMERGING          CORE         LARGE CAP
                                   GROWTH         GROWTH          GROWTH          GROWTH
                                    FUND           FUND            FUND            FUND
                                -----------------------------------------------------------
INVESTMENT INCOME
  Dividends...................  $     51,201   $   1,788,415   $   1,098,195   $     21,862
  Interest....................       150,007       2,071,470       1,517,304         16,501
                                -----------------------------------------------------------
    Total income..............       201,208       3,859,885       2,615,499         38,363
                                -----------------------------------------------------------
EXPENSES
  Advisory fee................       866,987       6,613,874       3,422,148         32,530
  Accounting fee..............        58,551         351,134         260,887         31,557
  Administration fee..........        21,454          34,905         142,263          1,487
  Audit & tax fees............         9,225         138,860          88,275            620
  Custodian fee...............        64,691         255,880          91,870         19,002
  Insurance...................         4,439          43,624          30,861            221
  Legal fee...................         2,356          21,662          16,316            741
  Miscellaneous...............         6,261           8,044           7,729          2,417
  Organization costs..........         1,758          14,447          16,342             --
  Trustees' fee...............         6,501           6,501           6,501          6,501
                                -----------------------------------------------------------
    Total expenses............     1,042,223       7,488,931       4,083,192         95,076
  Less: Reimbursement to
    (from) advisor............         5,098              --          (9,400)       (53,872)
                                -----------------------------------------------------------
      Net expenses............     1,047,321       7,488,931       4,073,792         41,204
                                -----------------------------------------------------------
        Net investment income
          (deficit)...........      (846,113)     (3,629,046)     (1,458,293)        (2,841)
                                -----------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss)
    from security
    transactions..............     5,745,984      52,691,131      71,334,950        467,201
  Net realized foreign
    exchange gain (loss)......            --              --              --             --
  Change in net unrealized
    foreign exchange gain
    (loss)....................            --              --              --             --
  Change in net unrealized
    appreciation of
    investments...............    25,972,882     211,279,518      91,335,002      1,690,444
                                -----------------------------------------------------------
      Net gain on
        investments...........    31,718,866     263,970,649     162,669,952      2,157,645
                                -----------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $ 30,872,753   $ 260,341,603   $ 161,211,659   $  2,154,804
                                -----------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                              INTERNATIONAL     INTERNATIONAL
                                          INCOME &     BALANCED    GOVERNMENT    EMERGING       SMALL CAP           CORE
                                           GROWTH       GROWTH       INCOME      COUNTRIES        GROWTH           GROWTH
                                            FUND         FUND         FUND         FUND            FUND             FUND
                                         -------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends............................. $ 3,420,869  $   170,631  $   23,081   $ 4,201,465  $        489,878  $     306,591
  Interest..............................   4,307,627      729,420     443,803       688,015           110,764        103,829
                                         -------------------------------------------------------------------------------------
    Total income........................   7,728,496      900,051     466,884     4,889,480           600,642        410,420
                                         -------------------------------------------------------------------------------------
EXPENSES
  Advisory fee..........................   1,427,198      220,025      30,897     2,790,216           658,893        308,562
  Accounting fee........................     121,273       47,688      41,322       155,300            58,897         38,546
  Administration fee....................      59,961        8,236       2,468        69,993            20,585          9,857
  Audit & tax fees......................      21,627        7,136       3,332        45,205            19,472          4,836
  Custodian fee.........................      38,709       24,756      35,130       548,541           183,956         63,560
  Insurance.............................      12,856        2,061         502        14,752             4,408          1,858
  Legal fee.............................       5,588        1,733       3,224         7,256             2,769          1,081
  Miscellaneous.........................      29,317        3,720      10,011        18,582            13,382         12,427
  Organization costs....................       8,104        5,779       5,316            --               529             --
  Trustees' fee.........................       6,501        6,501       6,501         6,500             6,501          6,501
                                         -------------------------------------------------------------------------------------
    Total expenses......................   1,731,134      327,635     138,703     3,656,345           969,392        447,228
  Less: Reimbursement to (from)
    advisor.............................          --      (48,936)    (92,358)      (84,868)          (79,886)       (30,669)
                                         -------------------------------------------------------------------------------------
      Net expenses......................   1,731,134      278,699      46,345     3,571,477           889,506        416,559
                                         -------------------------------------------------------------------------------------
        Net investment income
          (deficit).....................   5,997,362      621,352     420,539     1,318,003          (288,864)        (6,139)
                                         -------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................   8,251,684    5,777,470     279,824   (16,745,182)        8,954,913       (671,153)
  Net realized foreign exchange gain
    (loss)..............................          --       96,690      46,678      (888,532)         (455,981)      (122,668)
  Change in net unrealized foreign
    exchange gain (loss)................          --      (19,406)    (17,401)       12,005            28,868         18,429
  Change in net unrealized appreciation
    of investments......................  35,936,585    3,156,828     159,414    30,103,293        14,340,358      8,922,576
                                         -------------------------------------------------------------------------------------
      Net gain on investments...........  44,188,269    9,011,582     468,515    12,481,584        22,868,158      8,147,184
                                         -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS............. $50,185,631  $ 9,632,934  $  889,054   $13,799,587  $     22,579,294  $   8,141,045
                                         -------------------------------------------------------------------------------------


                                           WORLDWIDE
                                             GROWTH
                                              FUND

INVESTMENT INCOME
  Dividends.............................  $  1,305,375
  Interest..............................       168,567

    Total income........................     1,473,942

EXPENSES
  Advisory fee..........................     1,251,181
  Accounting fee........................        83,526
  Administration fee....................        39,024
  Audit & tax fees......................        29,368
  Custodian fee.........................       168,154
  Insurance.............................         8,512
  Legal fee.............................         4,515
  Miscellaneous.........................        15,077
  Organization costs....................         6,630
  Trustees' fee.........................         6,501

    Total expenses......................     1,612,488
  Less: Reimbursement to (from)
    advisor.............................      (111,071)

      Net expenses......................     1,501,417

        Net investment income
          (deficit).....................       (27,475)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................    22,128,470
  Net realized foreign exchange gain
    (loss)..............................      (385,313)
  Change in net unrealized foreign
    exchange gain (loss)................        31,430
  Change in net unrealized appreciation
    of investments......................    16,536,369

      Net gain on investments...........    38,310,956

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ 38,283,481


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                    MINI CAP GROWTH FUND            EMERGING GROWTH FUND
                                ----------------------------  --------------------------------
                                   FOR THE        FOR THE         FOR THE          FOR THE
                                 YEAR ENDED     YEAR ENDED    YEAR ENDED MARCH    YEAR ENDED
                                  MARCH 31,      MARCH 31,          31,           MARCH 31,
                                    1998           1997             1998             1997
                                --------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $    (846,113) $    (309,093) $     (3,629,046) $   (3,743,018)
  Net realized gain (loss)
    from security
    transactions..............      5,745,984      2,973,970        52,691,131      96,622,117
  Net realized foreign
    exchange gain (loss)......             --             --                --              --
  Change in net unrealized
    foreign exchange gain
    (loss)....................             --             --                --              --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     25,972,882     (1,699,744)      211,279,518    (114,330,357)
                                --------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........     30,872,753        965,133       260,341,603     (21,451,258)
                                --------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     69,265,182     13,388,281     2,244,783,785     626,817,132
  Withdrawals by partners.....    (46,528,074)   (10,628,968)   (2,253,591,995)   (687,889,723)
                                --------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     22,737,108      2,759,313        (8,808,210)    (61,072,591)
                                --------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     53,609,861      3,724,446       251,533,393     (82,523,849)
NET ASSETS
  BEGINNING OF PERIOD.........     28,988,415     25,263,969       501,562,533     584,086,382
                                --------------------------------------------------------------
  END OF PERIOD...............  $  82,598,276  $  28,988,415  $    753,095,926  $  501,562,533
                                --------------------------------------------------------------

-------------
+ Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                             CORE GROWTH FUND           LARGE CAP GROWTH FUND         INCOME & GROWTH FUND
                      ------------------------------  --------------------------  ----------------------------
                         FOR THE         FOR THE        FOR THE       FOR THE        FOR THE        FOR THE
                        YEAR ENDED      YEAR ENDED     YEAR ENDED   PERIOD ENDED   YEAR ENDED     YEAR ENDED
                        MARCH 31,       MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,      MARCH 31,
                           1998            1997           1998         1997+          1998           1997
                      ----------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income
    (deficit).......  $   (1,458,293) $   (1,567,011) $     (2,841)  $      (12)  $   5,997,362  $   4,199,481
  Net realized gain
    (loss) from
    security
    transactions....      71,334,950      76,538,109       467,201       73,001       8,251,684     15,692,945
  Net realized
    foreign exchange
    gain (loss).....              --              --            --           --              --             --
  Change in net
    unrealized
    foreign exchange
    gain (loss).....              --              --            --           --              --             --
  Change in net
    unrealized
    appreciation
    (depreciation)
    of
    investments.....      91,335,002     (67,826,297)    1,690,444      (35,740)     35,936,585     (3,821,355)
                      ----------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      resulting from
      operations....     161,211,659       7,144,801     2,154,804       37,249      50,185,631     16,071,071
                      ----------------------------------------------------------------------------------------
TRANSACTIONS IN
  INTERESTS
  Contributions by
    partners........     331,745,501     158,154,505    11,528,227    1,347,861     117,443,760     34,105,984
  Withdrawals by
    partners........    (439,228,153)   (153,067,978)   (2,742,842)     (65,952 )   (44,953,063)   (31,283,589)
                      ----------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      from
      transactions
      in
      interests.....    (107,482,652)      5,086,527     8,785,385    1,281,909      72,490,697      2,822,395
                      ----------------------------------------------------------------------------------------
      Total increase
        (decrease)
        in net
        assets......      53,729,007      12,231,328    10,940,189    1,319,158     122,676,328     18,893,466
NET ASSETS
  BEGINNING OF
    PERIOD..........     432,773,931     420,542,603     1,319,158           --     130,651,402    111,757,936
                      ----------------------------------------------------------------------------------------
  END OF PERIOD.....  $  486,502,938  $  432,773,931  $ 12,259,347  $ 1,319,158   $ 253,327,730  $ 130,651,402
                      ----------------------------------------------------------------------------------------

                        BALANCED GROWTH FUND
                      -------------------------
                        FOR THE      FOR THE
                      YEAR ENDED    YEAR ENDED
                       MARCH 31,    MARCH 31,
                         1998          1997

INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income
    (deficit).......  $   621,352  $    661,170
  Net realized gain
    (loss) from
    security
    transactions....    5,777,470     1,969,019
  Net realized
    foreign exchange
    gain (loss).....       96,690            --
  Change in net
    unrealized
    foreign exchange
    gain (loss).....      (19,406)           --
  Change in net
    unrealized
    appreciation
    (depreciation)
    of
    investments.....    3,156,828      (768,824)

    Net increase
      (decrease) in
      net assets
      resulting from
      operations....    9,632,934     1,861,365

TRANSACTIONS IN
  INTERESTS
  Contributions by
    partners........   10,624,912     8,738,263
  Withdrawals by
    partners........  (12,326,211)   (9,432,209)

    Net increase
      (decrease) in
      net assets
      from
      transactions
      in
      interests.....   (1,701,299)     (693,946)

      Total increase
        (decrease)
        in net
        assets......    7,931,635     1,167,419
NET ASSETS
  BEGINNING OF
    PERIOD..........   25,011,970    23,844,551

  END OF PERIOD.....  $32,943,605  $ 25,011,970


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                  GOVERNMENT INCOME FUND      EMERGING COUNTRIES FUND
                                --------------------------  ----------------------------
                                  FOR THE       FOR THE        FOR THE        FOR THE
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                 MARCH 31,     MARCH 31,      MARCH 31,      MARCH 31,
                                    1998          1997          1998           1997
                                --------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $    420,539  $    333,374  $   1,318,003  $    (342,535)
  Net realized gain (loss)
    from security
    transactions..............       279,824       (56,975)   (16,745,182)    11,849,728
  Net realized foreign
    exchange gain (loss)......        46,678            --       (888,532)      (113,212)
  Change in net unrealized
    foreign exchange gain
    (loss)....................       (17,401)           --         12,005        (12,593)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............       159,414       (49,150)    30,103,293      3,898,413
                                --------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........       889,054       227,249     13,799,587     15,279,801
                                --------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...    11,600,167     5,988,848    187,793,085    143,835,272
  Withdrawals by partners.....    (9,225,979)   (4,440,486)   (78,216,702)   (20,677,175)
                                --------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     2,374,188     1,548,362    109,576,383    123,158,097
                                --------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     3,263,242     1,775,611    123,375,970    138,437,898
NET ASSETS
  BEGINNING OF PERIOD.........     6,253,605     4,477,994    158,336,884     19,898,986
                                --------------------------------------------------------
  END OF PERIOD...............  $  9,516,847  $  6,253,605  $ 281,712,854  $ 158,336,884
                                --------------------------------------------------------

-------------
+ Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                        INTERNATIONAL SMALL CAP      INTERNATIONAL CORE GROWTH
                              GROWTH FUND                      FUND                  WORLDWIDE GROWTH FUND
                      ----------------------------  ---------------------------  -----------------------------
                         FOR THE        FOR THE        FOR THE       FOR THE        FOR THE         FOR THE
                        YEAR ENDED     YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                        MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,       MARCH 31,
                           1998           1997          1998          1997+           1998           1997
                      ----------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income
    (deficit).......  $     (288,864) $   (163,117) $      (6,139)  $    2,864   $      (27,475) $    (281,315)
  Net realized gain
    (loss) from
    security
    transactions....       8,954,913     3,140,492       (671,153)     142,256       22,128,470     15,788,457
  Net realized
    foreign exchange
    gain (loss).....        (455,981)     (171,484)      (122,668)     (13,888)        (385,313)      (333,967)
  Change in net
    unrealized
    foreign exchange
    gain (loss).....          28,868        (4,450)        18,429       (1,322)          31,430        (21,431)
  Change in net
    unrealized
    appreciation
    (depreciation)
    of
    investments.....      14,340,359     3,921,418      8,922,576       58,545       16,536,369     (2,434,302)
                      ----------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      resulting from
      operations....      22,579,295     6,722,859      8,141,045      188,455       38,283,481     12,717,442
                      ----------------------------------------------------------------------------------------
TRANSACTIONS IN
  INTERESTS
  Contributions by
    partners........     144,137,687    37,692,390     82,773,370    4,487,783      172,434,860     34,174,758
  Withdrawals by
    partners........    (146,663,288)   (5,334,333)   (37,358,238)      (7,362 )   (168,997,352)   (43,419,850)
                      ----------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      from
      transactions
      in
      interests.....      (2,525,601)   32,358,057     45,415,132    4,480,421        3,437,508     (9,245,092)
                      ----------------------------------------------------------------------------------------
      Total increase
        (decrease)
        in net
        assets......      20,053,694    39,080,916     53,556,177    4,668,876       41,720,989      3,472,350
NET ASSETS
  BEGINNING OF
    PERIOD..........      62,886,544    23,805,628      4,668,876           --      103,815,376    100,343,026
                      ----------------------------------------------------------------------------------------
  END OF PERIOD.....  $   82,940,238  $ 62,886,544  $  58,225,053  $ 4,668,876   $  145,536,365  $ 103,815,376
                      ----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of 17 investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1998. Up to five Portfolios of Nicholas-Applegate Mutual Funds invest in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $100 million in market capitalization.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Large Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with market capitalizations above $3 billion whose earnings and prices are expected to grow faster than the Standard & Poor's 500 Index.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with smaller to middle market capitalizations.

  International Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with larger market capitalizations.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed and NASDAQ national market system securities) or the mean between the closing bid and asked prices (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the quoted bid prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are accounted for on trade date. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

FOREIGN CURRENCY TRANSLATION

  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily based upon the following percentages of each Fund's average daily net assets:

                                                     FIRST $500     NEXT $500      EXCESS OF
FUND                                                   MILLION       MILLION      $1 BILLION
--------------------------------------------------  -------------  ------------  -------------
Mini Cap Growth Fund..............................        1.25%          1.25%         1.25%
Emerging Growth Fund..............................        1.00%          1.00%         1.00%
Core Growth Fund..................................        0.75%         0.675%         0.65%
Large Cap Growth Fund.............................        0.75%         0.675%         0.65%
Income & Growth Fund..............................        0.75%         0.675%         0.65%
Balanced Growth Fund..............................        0.75%         0.675%         0.65%
Government Income Fund............................        0.40%          0.35%         0.35%
Emerging Countries Fund...........................        1.25%          1.25%         1.25%
International Small Cap Growth Fund...............        1.00%          0.90%         0.85%
International Core Growth Fund....................        1.00%          0.90%         0.85%
Worldwide Growth Fund.............................        1.00%          0.90%         0.85%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1999. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1998, are as follows:

FUND
--------------------------------------------------
Mini Cap Growth Fund..............................  $    95,381
Core Growth Fund..................................        9,400
Large Cap Growth Fund.............................       61,779
Balanced Growth Fund..............................      361,863
Government Income Fund............................      432,938
Emerging Countries Fund...........................      174,212
International Small Cap Growth Fund...............      289,126
International Core Growth Fund....................       36,365
Worldwide Growth Fund.............................      407,491

  Effective March 31, 1998, Nicholas-Applegate agreed to amend the expense reimbursement agreement to limit the period within which Nicholas-Applegate may recoup the above amounts from the Funds, to no later than March 31, 2003. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1998 will be limited to five years from the year of the reimbursement. Such recoupments are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1998, were as follows (in 000's):

FUND                                                 PURCHASES      SALES
--------------------------------------------------  -----------  -----------
Mini Cap Growth Fund..............................  $    97,045  $    74,544
Emerging Growth Fund..............................      615,097      587,651
Core Growth Fund..................................      879,447      973,993
Large Cap Growth Fund.............................       21,636       13,248
Income & Growth Fund..............................      371,588      292,929
Balanced Growth Fund..............................       74,169       75,690
Government Income Fund............................       22,840       20,530
Emerging Countries Fund...........................      611,978      503,718
International Small Cap Growth Fund...............      126,676      128,068
International Core Growth Fund....................      120,878       78,860
Worldwide Growth Fund.............................      245,666      255,361

  At March 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                         TAX         GROSS          GROSS          NET
                       COST OF     UNREALIZED    UNREALIZED     UNREALIZED
FUND                 INVESTMENTS  APPRECIATION  DEPRECIATION   APPRECIATION
-------------------  -----------  ------------  -------------  ------------
Mini Cap Growth
 Fund..............   $  55,717    $   28,067     $     634     $   27,433
Emerging Growth
 Fund..............     489,841       262,881         5,302        257,579
Core Growth Fund...     377,949       116,342         4,080        112,262
Large Cap Growth
 Fund..............      10,620         1,735            80          1,655
Income & Growth
 Fund..............     204,434        46,887           507         46,380
Balanced Growth
 Fund..............      27,448         5,299           166          5,133
Government Income
 Fund..............       9,406            73            36             37
Emerging Countries
 Fund..............     241,530        41,672         6,292         35,380
International Small
 Cap Growth Fund...      63,499        21,696           899         20,797
International Core
 Growth Fund.......      47,565         9,683           702          8,981
Worldwide Growth
 Fund..............     107,024        30,023           788         29,235

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

D. OFF BALANCE SHEET RISKS AND DERIVATIVE INSTRUMENTS

  The Master Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

  Some of the Funds may utilize forward foreign currency exchange contracts for the purpose of hedging against foreign exchange risk. Upon entering into forward foreign currency contracts, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is sold.

E. SECURITIES LENDING

  The Funds may loan securities to certain brokers, dealers and other financial institutions who pay the Funds negotiated lenders' fees. The Funds receive cash collateral, letters of credit or U.S. Government securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. At March 31, 1998, the market value of securities loaned and the collateral received for each fund is as follows:

                                                    MARKET VALUE OF
                                                      SECURITIES     COLLATERAL
FUND                                                    LOANED         AMOUNT
--------------------------------------------------  ---------------  ----------
Mini Cap Growth Fund..............................    $ 5,913,281    $6,049,175
Emerging Growth Fund..............................     77,437,581    79,867,849
Core Growth Fund..................................     41,081,548    42,269,676
Large Cap Growth Fund.............................        158,950       163,200
Income & Growth Fund..............................      3,325,875     3,418,700
Balanced Growth Fund..............................        432,903       436,800
Emerging Countries Fund...........................     14,353,632    15,136,200
International Small Cap Growth Fund...............      4,087,255     4,218,400
International Core Growth Fund....................      1,517,894     1,547,400
Worldwide Growth Fund.............................      3,796,960     3,849,600

F. BORROWING AGREEMENT

  The Income & Growth Fund had an unsecured bank line of credit at March 31, 1998. The Fund borrowed $3,000,000 at a rate of 8.5%. The principal plus interest were repaid on April 1, 1998.

G. SUBSEQUENT EVENT

  In 1998, the Board of Trustees of the Nicholas-Applegate Mutual Funds (the "Trust") and the Nicholas-Applegate Investment Trust (the "Master Trust") approved a plan to reorganize the current master-feeder structure into a new multi-class fund structure, subject to the necessary shareholder approvals. Upon the effective date of the reorganization, which is planned to take place subsequent to March 31, 1998, all assets and liabilities of the master-feeder funds will be transferred to the corresponding multi-class funds, and shareholders of the Trust will effectively exchange their shares in the Trust for equal amounts of shares in the respective multi-class funds in a tax free exchange.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
H. SELECTED RATIO DATA

                                                                                 RATIO OF NET   RATIO OF NET
                                                                                  INVESTMENT     INVESTMENT
                                                     RATIO OF       RATIO OF        INCOME         INCOME
                                                   EXPENSES TO    EXPENSES TO     (DEFICIT)      (DEFICIT)
                                                   AVERAGE NET    AVERAGE NET   TO AVERAGE NET TO AVERAGE NET
                                                  ASSETS, AFTER  ASSETS, BEFORE ASSETS, AFTER  ASSETS, BEFORE
                                                     EXPENSE        EXPENSE        EXPENSE        EXPENSE       PORTFOLIO
                                                  REIMBURSEMENTS REIMBURSEMENTS REIMBURSEMENTS REIMBURSEMENTS    TURNOVER
                                                  (RECOUPMENTS)  (RECOUPMENTS)  (RECOUPMENTS)  (RECOUPMENTS)       RATE
----------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH FUND (1)
  For the year ended 3/31/98......................       1.51%         1.50%         (1.22%)        (1.21%)       113.45%
  For the year ended 3/31/97......................       1.51%         1.71%         (1.03%)        (1.22%)       164.01%
  For the period ended 3/31/96*...................       1.50%         2.02%         (0.93%)        (1.44%)       106.99%
EMERGING GROWTH FUND (2)
  For the year ended 3/31/98......................       1.13%         1.13%         (0.55%)        (0.55%)        91.66%
  For the year ended 3/31/97......................       1.10%         1.10%         (0.64%)        (0.64%)       112.90%
  For the year ended 3/31/96......................       1.11%         1.11%         (0.57%)        (0.57%)       129.59%
  For the year ended 3/31/95......................       1.12%         1.11%         (0.53%)        (0.52%)       100.46%
  For the period ended 3/31/94*...................       1.12%         1.16%         (0.80%)        (0.84%)        50.51%
CORE GROWTH FUND (3)
  For the year ended 3/31/98......................       0.89%         0.89%         (0.32%)        (0.32%)       199.54%
  For the year ended 3/31/97......................       0.88%         0.88%         (0.33%)        (0.33%)       153.20%
  For the year ended 3/31/96......................       0.89%         0.89%         (0.22%)        (0.22%)       114.48%
  For the year ended 3/31/95......................       0.89%         0.89%          0.05%          0.05%         98.09%
  For the period ended 3/31/94*...................       0.92%         0.92%         (0.03%)        (0.03%)        84.84%
LARGE CAP GROWTH FUND (4)
  For the period ended 3/31/98*...................       0.95%         2.19%         (0.07%)        (1.31%)       305.78%
INCOME & GROWTH FUND (3)
  For the year ended 3/31/98......................       0.91%         0.91%          3.15%          3.15%        159.59%
  For the year ended 3/31/97......................       0.95%         0.92%          3.49%          3.52%        166.84%
  For the year ended 3/31/96......................       0.95%         0.94%          3.94%          3.94%        144.97%
  For the year ended 3/31/95......................       0.93%         0.95%          4.37%          4.35%        125.51%
  For the period ended 3/31/94*...................       0.94%         0.97%          3.51%          3.48%        177.52%
BALANCED GROWTH FUND (2)
  For the year ended 3/31/98......................       0.95%         1.12%          2.12%          1.95%        260.03%
  For the year ended 3/31/97......................       0.95%         1.21%          2.53%          2.27%        212.95%
  For the year ended 3/31/96......................       0.95%         1.37%          2.83%          2.37%        197.19%
  For the year ended 3/31/95......................       0.95%         1.33%          2.13%          1.75%        110.40%
  For the period ended 3/31/94*...................       0.94%         1.37%          1.93%          1.50%         85.43%
GOVERNMENT INCOME FUND (3)
  For the year ended 3/31/98......................       0.60%         1.80%          5.44%          4.25%        288.77%
  For the year ended 3/31/97......................       0.60%         2.07%          5.77%          4.30%        573.72%
  For the year ended 3/31/96......................       0.60%         2.75%          6.12%          4.00%        190.47%
  For the year ended 3/31/95......................       0.80%         2.21%          5.32%          3.91%        258.72%
  For the period ended 3/31/94*...................       0.80%         2.80%          3.43%          1.43%        159.17%
EMERGING COUNTRIES FUND (5)
  For the year ended 3/31/98......................       1.60%         1.64%          0.59%          0.55%        243.47%
  For the year ended 3/31/97......................       1.60%         1.57%         (0.47%)        (0.44%)       176.20%
  For the year ended 3/31/96......................       1.60%         2.80%          0.30%         (0.90%)       118.21%
  For the period ended 3/31/95*...................       1.60%         1.81%          1.73%          1.52%         60.79%
INTERNATIONAL SMALL CAP GROWTH FUND (6)
  For the year ended 3/31/98......................       1.35%         1.47%         (0.44%)        (0.56%)       198.37%
  For the year ended 3/31/97......................       1.35%         1.38%         (0.34%)        (0.37%)       206.07%
  For the year ended 3/31/96......................       1.35%         1.98%          0.39%         (0.24%)       141.02%
  For the year ended 3/31/95......................       1.35%         1.85%          0.24%         (0.26%)        74.88%
  For the period ended 3/31/94*...................       1.35%         2.28%          0.41%         (0.52%)        23.71%
INTERNATIONAL CORE GROWTH FUND (4)
  For the year ended 3/31/98......................       1.35%         1.45%         (0.02%)        (0.12%)       274.21%
  For the period ended 3/31/97*...................       1.29%         2.25%          0.48%         (0.47%)        75.53%
WORLDWIDE GROWTH FUND (2)
  For the year ended 3/31/98......................       1.20%         1.29%         (0.02%)        (0.11%)       201.70%
  For the year ended 3/31/97......................       1.20%         1.26%         (0.27%)        (0.33%)       181.81%
  For the year ended 3/31/96......................       1.20%         1.26%          0.31%          0.25%        132.20%
  For the year ended 3/31/95......................       1.20%         1.30%          0.24%          0.14%         98.54%
  For the period ended 3/31/94*...................       1.20%         1.36%          0.01%         (0.15%)        95.09%


                                                    AVERAGE BROKER
                                                     COMMISSIONS
                                                      PER SHARE
--------------------------------------------------
MINI CAP GROWTH FUND (1)
  For the year ended 3/31/98......................  $   0.0501
  For the year ended 3/31/97......................  $   0.0455
  For the period ended 3/31/96*...................  $   0.0529
EMERGING GROWTH FUND (2)
  For the year ended 3/31/98......................  $   0.0528
  For the year ended 3/31/97......................  $   0.0520
  For the year ended 3/31/96......................  $   0.0523
  For the year ended 3/31/95......................  $       --
  For the period ended 3/31/94*...................  $       --
CORE GROWTH FUND (3)
  For the year ended 3/31/98......................  $   0.0552
  For the year ended 3/31/97......................  $   0.0582
  For the year ended 3/31/96......................  $   0.0593
  For the year ended 3/31/95......................  $       --
  For the period ended 3/31/94*...................  $       --
LARGE CAP GROWTH FUND (4)
  For the period ended 3/31/98*...................  $   0.0584
INCOME & GROWTH FUND (3)
  For the year ended 3/31/98......................  $   0.0595
  For the year ended 3/31/97......................  $   0.0154
  For the year ended 3/31/96......................  $   0.0597
  For the year ended 3/31/95......................  $       --
  For the period ended 3/31/94*...................  $       --
BALANCED GROWTH FUND (2)
  For the year ended 3/31/98......................  $   0.0600
  For the year ended 3/31/97......................  $   0.0586
  For the year ended 3/31/96......................  $   0.0594
  For the year ended 3/31/95......................  $       --
  For the period ended 3/31/94*...................  $       --
GOVERNMENT INCOME FUND (3)
  For the year ended 3/31/98......................  $       --
  For the year ended 3/31/97......................  $       --
  For the year ended 3/31/96......................  $       --
  For the year ended 3/31/95......................  $       --
  For the period ended 3/31/94*...................  $       --
EMERGING COUNTRIES FUND (5)
  For the year ended 3/31/98......................  $   0.0014
  For the year ended 3/31/97......................  $   0.0021
  For the year ended 3/31/96......................  $   0.0022
  For the period ended 3/31/95*...................  $       --
INTERNATIONAL SMALL CAP GROWTH FUND (6)
  For the year ended 3/31/98......................  $   0.0086
  For the year ended 3/31/97......................  $   0.0098
  For the year ended 3/31/96......................  $   0.0128
  For the year ended 3/31/95......................  $       --
  For the period ended 3/31/94*...................  $       --
INTERNATIONAL CORE GROWTH FUND (4)
  For the year ended 3/31/98......................  $   0.0128
  For the period ended 3/31/97*...................  $   0.0106
WORLDWIDE GROWTH FUND (2)
  For the year ended 3/31/98......................  $   0.0221
  For the year ended 3/31/97......................  $   0.0078
  For the year ended 3/31/96......................  $   0.0187
  For the year ended 3/31/95......................  $       --
  For the period ended 3/31/94*...................  $       --

--------------------

 (1)  Commenced operations on July 12, 1995.
 (2)  Commenced operations on October 1, 1993.
 (3)  Commenced operations on April 19, 1993.
 (4)  Commenced operations on December 27, 1996.
 (5)  Commenced operations on November 28, 1994.
 (6)  Commenced operations on December 31, 1993.
   *  Annualized

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statements of assets and liabilities of the Mini Cap Growth Institutional Portfolio and series of Advisory (formerly Qualified) Portfolios of Nicholas-Applegate Mutual Funds (comprising respectively, Emerging Growth Advisory Portfolio, Core Growth Advisory Portfolio, Large Cap Growth Advisory Portfolio, Income and Growth Advisory Portfolio, Balanced Growth Advisory Portfolio, Government Income Advisory Portfolio, Emerging Countries Advisory Portfolio, International Small Cap Growth (formerly "International Growth") Advisory Portfolio, International Core Growth Advisory Portfolio, and Worldwide Growth Advisory Portfolio) (hereinafter the "Portfolios"), as of March 31, 1998, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended (except for Large Cap Growth Advisory Portfolio which is for the fiscal year then ended) and the financial highlights for each of the three fiscal years in the period then ended (except for Large Cap Growth Advisory Portfolio which is for the fiscal year then ended and International Core Growth Advisory Portfolio which is for each of the two fiscal years in the period then ended). These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the 1996, 1997 and 1998 financial highlights referred to above present fairly, in all material respects, the financial position of the Mini Cap Growth Institutional Portfolio and of each of the respective series of Advisory Portfolios of Nicholas-Applegate Mutual Funds as of March 31, 1998, the results of their operations for the fiscal year then ended, and changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the three fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 15, 1998

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE INVESTMENT TRUST

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Mini Cap Growth Fund, Emerging Growth Fund, Core Growth Fund, Large Cap Growth Fund, Income & Growth Fund, Balanced Growth Fund, Government Income Fund, Emerging Countries Fund, International Small Cap Growth Fund (formerly "International Growth Fund"), International Core Growth Fund, and Worldwide Growth Fund (hereinafter the "Funds"), as of March 31, 1998, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The selected ratio data for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those selected ratio data.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Nicholas-Applegate Investment Trust as of March 31, 1998, the results of their operations for the fiscal year then ended, and changes in their net assets for each of the two fiscal years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 15, 1998

--------------------------------------------------------------------------------

NICHOLAS APPLEGATE-Registered Trademark-
MUTUAL FUNDS ANNUAL REPORT

HIGH YIELD BOND FUND by Company Tradition

[GRAPHIC]
ADVISORY SHARES

[PHOTO]

TABLE OF CONTENTS
------------------------------------------------------------------------

HIGH YIELD BOND FUND

                                                                           PAGE
Review & Outlook........................................................     1
Performance.............................................................     2
Schedule of Investments.................................................     3
Financial Highlights....................................................     6
Statement of Assets & Liabilities.......................................     8
Statement of Operations.................................................     9
Statements of Changes in Net Assets.....................................    10
Notes to the Financial Statements.......................................    11
Report of Independent Auditors..........................................    15

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for
Nicholas-Applegate High Yield Bond Fund. Distributor: Nicholas-Applegate Securities.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                                  Fixed Income
                            Douglas G. Forsyth, CFA,
                               Portfolio Manager
                              James E. Kellerman,
                           Partner, Portfolio Manager
                                Sandra K. Durn,
                               Portfolio Manager
                                  Jan Friedli,
                               Portfolio Manager
                             Richard J. King, CFA,
                               Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate High Yield Bond Fund seeks to deliver a high level of current income and long-term capital growth by investing in a diversified portfolio consisting primarily of U.S. corporate fixed-income securities.

  REVIEW AND OUTLOOK: The Nicholas-Applegate High Yield Bond Fund delivered outstanding performance for the year, based on superior bond selection and the powerful domestic economy. The Fund returned 26.1%, outperforming the First Boston High Yield Index which returned 14.3%.

  Continued domestic growth, stable interest rates, low inflation, high consumer confidence and low unemployment proved ideal for high yield investing. Strong inflows, combined with a record pace of new issues, drove the high yield market.

  Expert bond selection was the primary factor driving outperformance. Holdings boosting the Fund's advance included arts and crafts retailer Michael's Stores and Orbital Sciences, a company operating low-Earth-orbit satellites to track machinery and systems operations throughout the world.

  We discover securities for the High Yield Bond Fund using the tools our equity teams use to pick stocks. Companies must demonstrate the following criteria to be included in the portfolio:

- Potential for positive fundamental change leading to earnings and cash flow growth, debt reduction and possible credit-rating upgrade

- Ability to secure other sources of capital

- Potential recognition as an acquisition target

- Sustainability of growth

- Timeliness of investment

  Our outlook is bright for continued outperformance for the Fund, given current positive market conditions. Moreover, our focus on company fundamentals positions us to find attractive opportunities regardless of changes to the macroeconomic environment.

                            REPRESENTATIVE HOLDINGS

                                    Amresco
                              Bally Total Fitness
                                Chancellor Media
                                      IDT
                                Michael's Stores
                                   Musicland
                                   Omnipoint
                          Orbital Sciences -- Orbcomm
                                     Viacom
                             Winstar Communications

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE HIGH YIELD BOND FUND'S ADVISORY SHARES WITH THE FIRST BOSTON HIGH YIELD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 26.07%                         As of 03/31/98                        24.08%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HIGH YIELD BOND ADVISORY SHARES   FIRST BOSTON HIGH YIELD INDEX
7/31/96                           $10,000.00                      $10,000.00
9/30/96                           $10,619.37                      $10,282.87
12/31/96                          $11,114.86                      $10,736.37
3/31/97                           $11,362.61                      $10,894.66
6/30/97                           $12,195.95                      $11,365.04
9/30/97                           $13,209.46                      $11,899.69
12/31/97                          $13,457.21                      $12,092.03
3/31/98                           $14,324.32                      $12,455.48

This graph compares a $10,000 investment in the High Yield Bond Fund with the First Boston High Yield Index, on a cumulative return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. The Advisory Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Advisory Class operating expenses. The Portfolio commenced operations on 2/27/98.

Total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Advisory Shares, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The First Boston High Yield Index includes over 180 U.S. domestic issues with an average maturity range of seven to ten years and with a minimum issues size of $100 million.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                        NUMBER
                                                                       OF SHARES          VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.8%
---------------------------------------------------------------------------------------------------
COMPUTER NETWORKS -- 0.4%
  Legato Systems, Inc............................................          2,000       $    118,750
                                                                                       ------------
GAMING -- 0.4%
  Rio Hotel and Casino, Inc.*....................................          5,000            129,687
                                                                                       ------------
TOTAL COMMON STOCK
  (Cost $229,425)................................................................           248,437
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 87.2%
---------------------------------------------------------------------------------------------------
BROADCASTING -- 7.8%
  American Mobile Satellite
    12.250%, 04/01/08.................................................  $    500,000        520,000
  Fox Liberty Networks LLC
    8.875%, 08/15/07..................................................       250,000        260,000
  Satelites Mexicanos SA
    10.125%, 11/01/04.................................................       250,000        256,875
  Source Media, Inc.
    12.000%, 11/01/04.................................................     1,300,000      1,293,500
                                                                                       ------------
                                                                                          2,330,375
                                                                                       ------------
CATALOG RETAILING -- 5.1%
  Brylane L.P., Series B
    10.000%, 09/01/03.................................................       250,000        265,625
  Shop At Home, Inc.
    11.000%, 04/01/05.................................................     1,250,000      1,262,500
                                                                                       ------------
                                                                                          1,528,125
                                                                                       ------------
ELECTRONIC RETAILING -- 0.4%
  Electronic Retailing Systems, Inc.
    0.000%, 02/01/04*.................................................       200,000        116,000
                                                                                       ------------
ENGINEERING SERVICES -- 0.9%
  MSX International, Inc.
    11.375%, 01/15/08.................................................       250,000        259,375
                                                                                       ------------
ENTERTAINMENT -- 0.5%
  Premier Parks, Inc.
    0.000%, 04/01/08*.................................................       250,000        159,375
                                                                                       ------------
EQUIPMENT -- 0.9%
  Phase Metrics, Inc.
    10.750%, 02/01/05.................................................       250,000        252,812
                                                                                       ------------
FINANCIAL SERVICES -- 11.3%
  AMRESCO, Inc.
    9.875%, 03/15/05..................................................     1,200,000      1,221,000
  Bluegreen Corp.
    10.500%, 04/01/08.................................................       750,000        751,875
  CRIIMI MAE, Inc.
    9.125%, 12/01/02..................................................       750,000        754,687
  MCII Holdings
    0.000%, 11/15/02*.................................................       250,000        236,250
  Px Escrow Corp.
    0.000%, 02/01/06*.................................................       200,000        142,250
  Resource America, Inc.
    12.000%, 08/01/04.................................................       250,000        262,500
                                                                                       ------------
                                                                                          3,368,562
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------

FOOD PROCESSING -- 1.7%
  Purina Mills, Inc.
    9.000%, 03/15/10..................................................  $    500,000   $    516,250
                                                                                       ------------
HOTELS AND MOTELS -- 0.9%
  Extended Stay America
    9.150%, 03/15/08..................................................       250,000        251,875
                                                                                       ------------
INDUSTRIAL -- 3.5%
  Orbital Imaging Corp.
    11.625%, 03/01/05.................................................       950,000      1,045,000
                                                                                       ------------
MACHINERY -- 0.9%
  Newcor Inc.
    9.875%, 03/01/08..................................................       250,000        253,125
                                                                                       ------------
MOTION PICTURES -- 0.9%
  Ascent Entertainment Group
    0.000%, 12/15/04*.................................................       450,000        264,375
                                                                                       ------------
MUSIC/CLUBS -- 0.9%
  Imax Corp.
    10.000%, 03/01/01.................................................       250,000        261,250
                                                                                       ------------
PAPER AND PAPER PRODUCTS -- 1.7%
  Plainwell, Inc.
    11.000%, 03/01/08.................................................       500,000        506,250
                                                                                       ------------
PRODUCERS/MANUFACTURING -- 2.3%
  Associated Materials, Inc.
    9.250%, 03/01/08..................................................       200,000        205,500
  Doskocil Manufacturing Co., Inc.
    10.125%, 09/15/07.................................................       200,000        214,000
  Foodmaker, Inc.
    9.250%, 03/01/99..................................................        18,000         18,225
  Inter-City Products Corp.
    9.750%, 03/01/00..................................................       250,000        254,063
                                                                                       ------------
                                                                                            691,788
                                                                                       ------------
PUBLISHING -- 0.9%
  Liberty Group Operating
    9.375%, 02/01/08..................................................       250,000        255,625
                                                                                       ------------
RECREATIONAL CENTERS -- 1.1%
  Bally Total Fitness Holding, Series B
    9.875%, 10/15/07..................................................       300,000        319,500
                                                                                       ------------
SOFTWARE -- 3.3%
  IDT Corp.
    8.750%, 02/15/06..................................................       875,000        873,906
                                                                                       ------------
SPECIAL PURPOSE -- 1.0%
  Pinnacle Holdings, Inc.
    0.000%, 03/15/08..................................................       500,000        313,125
                                                                                       ------------
SPECIALTY RETAILING -- 4.6%
  CompUSA, Inc.
    9.500%, 06/15/00..................................................       150,000        155,063
  Maxim Group, Inc., Series B
    9.250%, 10/15/07..................................................       200,000        203,250
  Michaels Stores, Inc.
    10.875%, 06/15/06.................................................       100,000        112,000
  Musicland Group
    9.000%, 06/15/03..................................................       500,000        495,000
  Tuesday Morning Corp.
    11.000%, 12/15/07.................................................       400,000        412,500
                                                                                       ------------
                                                                                          1,377,813
                                                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

TELECOMMUNICATIONS -- 18.6%
  Covad Comm Group
    0.000%, 03/15/08*.................................................  $    500,000   $    262,500
  Global Telesystems Group
    9.875%, 02/15/05..................................................       625,000        646,094
  Nextel Communications
    0.000%, 09/15/07*.................................................     1,000,000        668,750
  Nextlink Communications
    0.000%, 04/15/08*.................................................     1,500,000        950,625
  Omnipoint Corp.
    11.625%, 08/15/06.................................................       750,000        826,875
  ORBCOMM Global, LP, Series B
    14.000%, 08/15/04.................................................     1,250,000      1,459,375
  Sitel Corp.
    9.250%, 03/15/06..................................................       700,000        707,000
                                                                                       ------------
                                                                                          5,521,219
                                                                                       ------------
TELEPHONE -- 13.2%
  21st Century Telecom Group
    0.000%, 02/15/08*.................................................       250,000        147,500
  Esprit Telecom Group PLC
    11.500%, 12/15/07.................................................       750,000        825,938
  Facilicom International
    10.500%, 01/15/08.................................................       250,000        261,250
  McLeodUSA, Inc.
    8.375%, 03/15/08..................................................       500,000        517,500
  Qwest Communications International
    0.000%, 10/15/07*.................................................       300,000        220,500
  Teligent, Inc.
    11.500%, 12/01/07.................................................       600,000        627,000
  WinStar Communications, Inc.
    0.000%, 10/15/05..................................................       300,000        251,250
  WinStar Communications, Inc.
    0.000%, 03/01/07*.................................................       800,000      1,062,000
                                                                                       ------------
                                                                                          3,912,938
                                                                                       ------------
TRANSPORTATION -- 5.2%
  Premier Cruises Ltd.
    11.000%, 03/15/08.................................................       500,000        493,750
  Trans World Airlines
    11.500%, 12/15/04.................................................     1,000,000      1,060,000
                                                                                       ------------
                                                                                          1,553,750
                                                                                       ------------
TOTAL CORPORATE BONDS
  (Cost $25,649,727)................................................................     25,932,413
                                                                                       ------------
                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------

FOREIGN CORPORATE OBLIGATIONS -- 0.4%
---------------------------------------------------------------------------------------------------
INDONESIA -- 0.4%
  PT Polysindo Eka Perkasa Interest Promissory Note*..................  $     10,000   $      5,900
  PT Polysindo Eka Perkasa Interest Promissory Note*..................        10,000          5,900
  PT Polysindo Eka Perkasa Principal Promissory Note*.................       200,000        118,000
                                                                                       ------------
                                                                                            129,800
                                                                                       ------------
TOTAL FOREIGN CORPORATE OBLIGATIONS
  (Cost $129,766)...................................................................        129,800
                                                                                       ------------

                                                                        NUMBER
                                                                       OF SHARES
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
---------------------------------------------------------------------------------------------------
BROADCASTING -- 1.0%
  Chancellor Media, Inc., Series A, 12.25%.......................          2,000            284,500
                                                                                       ------------
TELECOMMUNICATION SERVICES -- 1.0%
  Dobson Communication Corp., 12.25%.............................          2,500            275,000
  IXC Communciations, Inc., Series B, 12.50%.....................             70              8,540
                                                                                       ------------
                                                                                            283,540
                                                                                       ------------
TOTAL PREFERRED STOCK
  (Cost $507,910)................................................................           568,040
                                                                                       ------------
---------------------------------------------------------------------------------------------------
MUTUAL FUND -- 0.0%
---------------------------------------------------------------------------------------------------
BOND FUNDS -- 0.0%
  Nicholas Applegate High Yield Bond Fund Trust*
    (Cost $1,000)................................................             55              1,000
                                                                                       ------------
---------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
---------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS -- 0.0%
  Electronic Retailing Systems, Inc.*
    (Cost $12,219)...............................................            300              7,500
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 6.0%
---------------------------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98..................................................  $        587        587,000
  Merrill Lynch
    6.050%, 04/01/98..................................................         1,205      1,205,000
                                                                                       ------------
TOTAL COMMERCIAL PAPER
  (Cost $1,792,000).................................................................      1,792,000
                                                                                       ------------
TOTAL INVESTMENTS -- 96.4%
  (Cost $28,322,047)................................................................     28,679,190
OTHER ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 3.6%...............................................................      1,055,558
                                                                                       ------------
NET ASSETS -- 100.0%................................................................   $ 29,734,778
                                                                                       ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                 NET ASSET                    NET REALIZED      DISTRIBUTIONS
                                 VALUE AT         NET        AND UNREALIZED       FROM NET       DISTRIBUTIONS
                                 BEGINNING    INVESTMENT        GAINS ON         INVESTMENT          FROM
                                 OF PERIOD      INCOME         INVESTMENTS         INCOME        CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------
A SHARES+
  For the period ended March
    31, 1998..................  $    12.70     $    0.01        $    0.01         $      --        $      --
B SHARES+
  For the period ended March
    31, 1998..................       12.69          0.01             0.01                --               --
C SHARES+
  For the period ended March
    31, 1998..................       12.69          0.01             0.01                --               --
I SHARES++
  For the year ended March 31,
    1998                             13.20          1.11             2.02             (1.15)           (1.72)
  For the period ended March
    31, 1997..................       12.50          0.74             0.95             (0.73)           (0.26)
Q SHARES+
  For the period ended March
    31, 1998..................       12.70          0.01             0.01                --               --

Portfolio Turnover Rate for
  the Year Ended March 31,
  1998                             484.39%
Portfolio Turnover Rate for
  the Period Ended March 31,
  1997                             465.32%

-----------------
 + Commenced Operations on March 27, 1998.
++ Commenced Operations on July 31, 1996.
 * Annualized
** Represents total return for the four day period from March 27, 1998 through March 31, 1998 for the A, B, C and Q shares (see Note A). The total return for the period from February 27, 1998 through March 27, 1998 was 1.60%, 1.52%, 1.52% and 1.60%, respectively for the A, B, C and Q shares.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                    Ratio of             Ratio of
                                                                                   Expenses to          Expenses to
                                                                                   Average Net          Average Net
                                                                  Net Assets      Assets, After       Assets, Before
                                   Net Asset                          at             Expense              Expense
                                   Value at          Total          End of        Reimbursement        Reimbursement
                                 End of Period      Return**        Period       and Fee Waiver*      and Fee Waiver*
-----------------------------------------------------------------------------------------------------------------------
A SHARES+
  For the period ended March
    31, 1998..................     $   12.72            0.16%    $ 4,690,089            1.06%                1.06%
B SHARES+
  For the period ended March
    31, 1998..................         12.71            0.16%      8,891,534            1.69%                1.69%
C SHARES+
  For the period ended March
    31, 1998..................         12.71            0.16%      4,814,892            1.66%                1.66%
I SHARES++
  For the year ended March 31,
    1998                               13.46           25.49%     10,771,172            0.76%                2.66%
  For the period ended March
    31, 1997..................         13.20           13.90%      4,607,559            0.75%                1.95%
Q SHARES+
  For the period ended March
    31, 1998..................         12.72            0.16%        567,091            0.97%                0.97%

Portfolio Turnover Rate for
  the Year Ended March 31,
  1998
Portfolio Turnover Rate for
  the Period Ended March 31,
  1997

                                   Ratio of Net        Ratio of Net
                                    Income to           Income to
                                   Average Net         Average Net
                                  Assets, After       Assets, Before
                                     Expense             Expense
                                  Reimbursement       Reimbursement
                                 and Fee Waiver*     and Fee Waiver*
------------------------------
A SHARES+
  For the period ended March
    31, 1998..................           7.22%               7.22%
B SHARES+
  For the period ended March
    31, 1998..................           6.61%               6.61%
C SHARES+
  For the period ended March
    31, 1998..................           6.91%               6.91%
I SHARES++
  For the year ended March 31,
    1998                                 8.28%               6.38%
  For the period ended March
    31, 1997..................           8.47%               7.97%
Q SHARES+
  For the period ended March
    31, 1998..................           7.53%               7.53%
Portfolio Turnover Rate for
  the Year Ended March 31,
  1998
Portfolio Turnover Rate for
  the Period Ended March 31,
  1997

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 31, 1998
-------------------------------------------------------------------------------

ASSETS
  Investments, at value*................  $28,679,190
  Cash..................................          376
  Interest receivable...................      362,104
  Shares sold...........................    4,425,185
  Due from advisor......................       20,117
                                          -----------
    Total assets........................   33,486,972
                                          -----------
LIABILITIES
  Investment securities purchased.......    3,714,571
  Shares repurchased....................           91
  Accrued expenses......................       37,532
                                          -----------
    Total liabilities...................    3,752,194
                                          -----------
NET ASSETS                                $29,734,778
                                          -----------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $29,114,851
  Accumulated net investment income.....       12,705
  Accumulated net realized gain.........      250,079
  Net unrealized appreciation on
    investments and foreign exchange....      357,143
                                          -----------
NET ASSETS..............................  $29,734,778
                                          -----------
  *INVESTMENTS AT COST..................  $28,322,047
                                          -----------
NET ASSETS
  A shares..............................  $ 4,690,089
  B shares..............................    8,891,534
  C shares..............................    4,814,892
  I shares..............................   10,771,172
  Q shares..............................      567,091
                                          -----------
    Total...............................  $29,734,778
                                          -----------
SHARES OUTSTANDING (NO PAR VALUE,
  UNLIMITED SHARES AUTHORIZED)
  A shares..............................      368,665
  B shares..............................      699,624
  C shares..............................      378,767
  I shares..............................      800,128
  Q shares..............................       44,587
                                          -----------
    Total...............................    2,291,771
                                          -----------
NET ASSET VALUE
  A shares (Maximum Offering Price of
    $13.35).............................  $     12.72
  B shares..............................  $     12.71
  C shares..............................  $     12.71
  I shares..............................  $     13.46
  Q shares..............................  $     12.72

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.............................  $    23,168
  Interest..............................      523,889
                                          -----------
    Total income........................      547,057
EXPENSES
  Advisory fee..........................       36,505
  Accounting fee........................       42,098
  Administration fee....................        6,119
  Audit fee.............................        4,284
  Co-Administration fee.................        5,938
  Custodian fee.........................       24,725
  Distribution fee......................        1,090
  Insurance fee.........................          566
  Legal fee.............................        2,131
  Miscellaneous.........................        2,566
  Registration fee- Federal.............        1,200
  Registration fee - State..............        9,516
  Shareholder reporting fee.............        1,456
  Shareholder servicing fee.............          386
  Transfer agent fee....................       12,391
  Trustees' fee.........................        7,686
                                          -----------
    Total expenses......................      158,657
  Reimbursement from advisor............     (105,541)
  Co-Administration fee waiver..........       (5,938)
  Line of credit commitment fee.........          401
                                          -----------
    Net expenses........................       47,579
                                          -----------
      Net investment income.............      499,478
                                          -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN EXCHANGE
  Net realized gain from security
    transactions........................      551,791
  Change in net unrealized appreciation
    of investments and foreign
    exchange............................      310,375
                                          -----------
      Net gain on investments...........      862,166
                                          -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................  $ 1,361,644
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                             FOR THE         FOR THE
                                           YEAR ENDED     PERIOD ENDED
                                            MARCH 31,       MARCH 31,
                                              1998            1997+
                                          -----------------------------
INCREASE IN NET ASSETS:
  OPERATIONS
    Net investment income...............  $     499,478   $    248,226
    Net realized gain from security
     transactions.......................        551,791        329,760
    Change in net unrealized
     appreciation (depreciation) of
     investments and foreign exchange...        310,375        (23,773)
                                          -----------------------------
        Increase in net assets from
        operations......................      1,361,644        554,213
                                          -----------------------------
  DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income
      I shares..........................       (516,768)      (246,559)
    Capital gains
      I shares..........................       (551,174)       (88,423)
                                          -----------------------------
        Change in net assets from
        shareholder distributions.......     (1,067,942)      (334,982)
                                          -----------------------------
  CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold (See Note
     F).................................     27,096,275      4,551,209
    Value of shares reinvested..........        237,690         37,643
    Cost of shares repurchased..........     (2,500,448)      (201,524)
                                          -----------------------------
      Increase in net assets derived
       from capital share
       transactions.....................     24,833,517      4,387,328
                                          -----------------------------
        Total increase in net assets....     25,127,219      4,606,559
NET ASSETS
  BEGINNING OF THE PERIOD...............      4,607,559          1,000
                                          -----------------------------
  END OF THE PERIOD.....................  $  29,734,778   $  4,607,559
                                          -----------------------------
CHANGE IN SHARES OUTSTANDING
  Beginning share balances..............        349,046             80
  Shares sold (See Note F)..............      2,118,195        361,395
  Shares reinvested.....................         17,883          2,861
  Shares repurchased....................       (193,353)       (15,290)
                                          -----------------------------
        Ending share balances...........      2,291,771        349,046
                                          -----------------------------

-------------
+ Commenced Operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  High Yield Bond Fund (the "Fund") is a series of Nicholas-Applegate Mutual Funds (the "Trust"), a diversified, open-end management investment company organized as a Delaware business trust , and offers five classes of shares namely, A, B, C, I and Q.

  Prior to March 27, 1998, the Fund's capital consisted of only Institutional class. On March 27, 1998, the Fund combined with a similar high yield bond fund started on February 28, 1998, which was also a series of the Trust (the "Acquiree"), whose capital consisted of classes A, B, C and Q. The shareholders of the Acquiree effectively exchanged their shares in the Acquiree for equal amounts of shares in the respective classes of the Fund in a tax-free exchange. The Acquiree's net assets at that date, $16,364,513, including $70,541 of unrealized appreciation, $28,328 of undistributed net investment income and $8,125 of undistributed net realized gains from investment transactions, were combined with those of the Fund. The aggregate net assets of the Fund and the Acquiree immediately before the acquisition were $10,692,136 and $16,364,513, respectively.

INVESTMENT OBJECTIVE

  High Yield Bond Fund seeks a high level of current income and capital growth through investments primarily in lower rated debt securities and convertible securities rated below investment grade by a nationally recognized statistical rating agency.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed and NASDAQ national market system securities) or the mean between the closing bid and asked prices (if lacking any sales and for over-the counter securities). Debt securities generally are valued at the quoted bid prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the directions of the Trust's Board of Trustees.

  Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

FOREIGN CURRENCY TRANSLATION

  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Funds continue to comply with such requirements.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

ALLOCATION OF EXPENSES

  Expenses arising in connection with a specific class of shares are allocated directly. All other expenses are allocated pro rata based on relative net assets.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment advisor to the Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Advisor"). The advisory fee is computed daily at an annual rate of 0.60% of average daily net assets of the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

  The Trust has adopted a distribution plan whereby Nicholas-Applegate Securities (the "Distributor"), an affiliate of Nicholas-Applegate Capital Management, is compensated for distribution-related expenses at an annual rate, payable monthly, of 0.25%, 0.75% and 0.75% of the average daily net assets of the Fund's A, B and C Shares, respectively.

  Under a distribution agreement, the Distributor who is the principal underwriter for the sale of shares of the Fund, retains a portion of any contingent deferred sales load on redemptions for the Fund, and retains a portion of the initial sales load imposed on purchases of shares of the Class A Shares. This agreement may be terminated by either party upon 60 days' written notice.

  The Trust has adopted a shareholder service plan under which the Distributor is also compensated for non-distribution related expenses at an annual rate, as follows: 0.10%, 0.25% and 0.25% of the average daily net asset value of the A, B, and C shares, respectively.

ADMINISTRATIVE SERVICES AGREEMENT

  The Fund pays the Investment Advisor for co-administrative services at an annual rate of 0.10% of average daily net assets of the Fund. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Fund's expenses to certain annual levels. Overall operating expenses for the Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement. The Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Class A                                      1.10%
Class B                                      1.75%
Class C                                      1.75%
Class I                                      0.75%
Class Q                                      1.00%

  For the year ended March 31, 1998, expense reimbursements recorded by the Fund were related to expenses incurred by Class I prior to the acquisition discussed in Note A.

  These percentages are based on the average net assets of the classes, exclusive of interest, taxes brokerage commissions, and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The cumulative unreimbursed amount paid by Nicholas-Applegate on behalf of Class I, during the inception of the Fund to March 31, 1998 was $130,661.

  Effective March 31, 1998, Nicholas-Applegate agreed to amend the expense reimbursement agreement to limit the possible recoupment period of any expense reimbursements to five years from the year of the reimbursement, and subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

RELATED PARTIES

  Certain officers of the Trust are also officers of the Investment Adviser and the Distributor.

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, were $54,671,555 and $33,566,349, respectively, for the fiscal year ended March 31, 1998.

  At March 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                   GROSS        GROSS         NET
     TAX        UNREALIZED   UNREALIZED   UNREALIZED
     COST       APPRECIATION DEPRECIATION APPRECIATION
--------------  -----------  -----------  -----------
$   28,322,047   $ 420,472    $  63,329    $ 357,143

D. OFF BALANCE SHEET RISKS AND DERIVATIVE INSTRUMENTS

  The Fund's investments in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the policy of the Fund to continuously monitor its exposure to these risks.

  The Fund may utilize forward foreign currency exchange contracts as part of its strategy of preserving capital. Upon entering into forward foreign currency contracts, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is sold. The forward value of amounts due to the Fund netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable (payable) for unrealized gain (loss) on forward currency contracts open in the financial statements. There were no open forward foreign currency contracts outstanding at March 31, 1998.

E. CREDIT FACILITY

  The Fund participates in a $75 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at a rate based on market rates in effect at the time of borrowings. At March 31, 1998, there were no outstanding borrowings under the Facility. The maximum amount borrowed under this line of credit at any time during the period ended March 31, 1998 was $0.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

F. CAPITAL SHARE TRANSACTIONS

  The Fund currently offers five classes of shares, namely, A, B, C, I and Q. Transactions in capital shares for the year ended March 31, 1998 were as follows:

                                             CLASS A         CLASS B        CLASS C        CLASS I       CLASS Q
                                          --------------  -------------  -------------  -------------  -----------
Capital share transactions:
  Proceeds from shares sold.............  $    2,188,791  $   1,136,299  $     907,549  $   6,471,123  $    28,000
  Proceeds from shares issued in
    connection with acquisition (See
    Note A).............................       4,153,263      7,772,553      3,900,531             --      538,166
  Value of shares reinvested............              --             --             --        237,690           --
  Cost of shares repurchased............      (1,658,997)       (30,039)           (91)      (811,321)          --
                                          --------------  -------------  -------------  -------------  -----------
  Increase in net assets derived from
    capital share transactions..........  $    4,683,057  $   8,878,813  $   4,807,989  $   5,897,492  $   566,166
                                          --------------  -------------  -------------  -------------  -----------
                                          --------------  -------------  -------------  -------------  -----------
Change in Shares Outstanding
  Beginning share balances..............              --             --             --        349,046           --
  Shares sold...........................         173,791         89,467         71,467        492,047        2,205
  Shares issued in connection with
    acquisition (See Note A)............         326,993        612,536        307,307             --       42,382
  Shares reinvested.....................              --             --             --         17,883           --
  Shares repurchased....................        (132,119)        (2,379)            (7)       (58,848)          --
                                          --------------  -------------  -------------  -------------  -----------
  Ending share balances.................         368,665        699,624        378,767        800,128       44,587
                                          --------------  -------------  -------------  -------------  -----------
                                          --------------  -------------  -------------  -------------  -----------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield Bond Fund (the "Fund"), a series of Nicholas-Applegate Mutual Funds, as of March 31, 1998, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets and the financial highlights for each of the two fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Bond Fund as of March 31, 1998, the results of its operations for the fiscal year then ended, and the changes in its net assets and the financial highlights for each of the two fiscal years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 15, 1998

--------------------------------------------------------------------------------

                   TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
                   ------------------------------------------
                          Fred C. Applegate, CHAIRMAN
                              Dr. Arthur B. Laffer
                                Charles E. Young

                                    OFFICERS
                                    --------
                         Arthur E. Nicholas, PRESIDENT
                        Peter J. Johnson, VICE PRESIDENT
                          Thomas Pindelski, TREASURER
                         E. Blake Moore, Jr., SECRETARY

                TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
                -----------------------------------------------
                          Arthur E. Nicholas, CHAIRMAN
                               Dann V. Angeloff
                                 Walter A. Auch
                               Theodore J. Coburn
                               Darlene T. DeRemer
                                George F. Keane

                               INVESTMENT MANAGER
                               ------------------
                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR
                                  -----------
                         Nicholas-Applegate Securities

                                   CUSTODIAN
                                   ---------
                                    PNC Bank

                                 TRANSFER AGENT
                                 --------------
                       State Street Bank & Trust Company

NICHOLAS APPLEGATE-Registered Trademark-
MUTUAL FUNDS

600 West Broadway
San Diego, California 92101
800-551-8643
Nicholas-Applegate Securities, Distributor www.nacm.com


                                   ANN98Q